                  The Variable Annuity Life Insurance Company
                              Separate Account A
                              Portfolio Director
                             Portfolio Director 2
                            Portfolio Director Plus
                      Fixed and Variable Deferred Annuity

                   SUPPLEMENT TO THE MAY 1, 2006 PROSPECTUS

                               November 27, 2006

               This supplement supersedes all prior supplements.

Fund Merger: Large Cap Growth Fund Merged Into VALIC Ultra Fund

On January 27, 2006, the shareholders of VALIC Company I Large Cap Growth Fund approved the merger of the Large Cap Growth Fund with and into the VALIC Company I VALIC Ultra Fund. Effective upon the close of business on May 26, 2006, the Large Cap Growth Fund liquidated by transferring all of its assets and liabilities to the VALIC Ultra Fund. All prospectus references to the Large Cap Growth Fund should be disregarded as of May 30, 2006 due to this fund merger.

VALIC Company I Sub-Adviser Changes:

Core Equity Fund. Washington Mutual, Inc. announced in July, 2006, that it had entered into a definitive agreement for the sale of its asset management business to Principal Financial Group, Inc. The closing of the acquisition is expected to take place on or before December 31, 2006, and constitutes a change of control or assignment transaction under federal law. Consequently, the Board of Directors of VALIC Company I (the "VC I Board") approved a new sub-advisory agreement with respect to the Core Equity Fund. Further, an information statement will be mailed to Core Equity Fund participants owning interests on the effective date of the change of control. The information statement will generally describe the sub-adviser, the change of control transaction, and the terms of the new sub-advisory agreement.

Science & Technology Fund. The VC I Board approved an investment sub-advisory agreement with Wellington Management Company, LLP ("Wellington Management"), which provides that Wellington Management will serve as a sub-adviser for a portion of the assets of the Science & Technology Fund, beginning in January, 2007. An information statement will be mailed to participants owning interests and will describe Wellington Management, the factors considered by the VC I Board in reaching its decision, and other information about this fund. Currently, the Science & Technology Fund has two sub-advisers, including
T. Rowe Price Associates, Inc. and RCM Capital Management, LLC. Both sub-advisers will continue to sub-advise the fund following the addition of Wellington Management.

Small Cap Aggressive Growth Fund. The VC I Board approved the termination of Credit Suisse Asset Management, LLC ("Credit Suisse") as the investment sub-adviser of the Small Cap Aggressive Growth Fund effective at the close of business on November 3, 2006. Credit Suisse's asset management business is being restructured, and as a result, they will no longer be able to provide services to the Small Cap Aggressive Growth Fund after December, 2006. In connection with the termination of Credit Suisse, the VC I Board approved an interim investment sub-advisory agreement with Wells Capital Management Company Incorporated ("Wells Capital"). Management anticipates that Wells Capital will assume sub-advisory duties on or about November 6, 2006. The Interim Sub-Advisory Agreement provides that Wells Capital will serve as a sub-adviser for the fund until a new investment sub-advisory agreement is approved at a meeting of the shareholders, scheduled for January, 2007. Therefore, a proxy statement will be mailed to all participants owning interests in the fund. The proxy statement will include information about the fund and will describe Wells Capital, the terms of the new investment sub-advisory agreement, and the factors considered by the Board in its decision to terminate Credit Suisse and engage Wells Capital.

Small Cap Fund. The VC I Board approved an investment sub-advisory agreement with Bridgeway Capital Management, Inc. ("Bridgeway"), which provides that Bridgeway will serve as a sub-adviser for a portion of the assets of the Small Cap Fund, beginning on or about October 1, 2006. An information statement will be mailed to participants owning interests and will describe Bridgeway, the factors considered by the VC I Board in reaching its decision, and other information about this fund. Currently, the Small Cap Fund has three sub-advisers, including American Century Investment Management, Inc., Franklin Portfolio Associates, Inc., and T. Rowe Price Associates, Inc. Each of these sub-advisers will continue to sub-advise the fund following the addition of Bridgeway.

VALIC Company II Sub-Adviser Changes:

Capital Appreciation Fund. The VALIC Company II Board of Trustees ("VC II Board") approved the termination of Credit Suisse Asset Management, LLC ("Credit Suisse"), as the investment sub-adviser of the Capital Appreciation Fund effective on or about September 30, 2006. Credit Suisse's asset management business is being restructured, and as a result, they will no longer be able to provide services to the Capital Appreciation Fund. In connection with the termination of Credit Suisse, the VC II Board approved an investment sub-advisory agreement with Bridgeway, effective on or about October 1, 2006. An information statement will be mailed to participants owning interests and will describe Bridgeway, the factors considered by the Board in reaching its decision, and other information about this fund.

American Home Assurance Company:

American Home Assurance Company has provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to contracts issued by VALIC. The Guarantee terminates on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual contract or certificate issued after the Point of Termination. The Guarantee will remain in effect for any contract or certificate issued prior to the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its contracts and certificates, regardless of issue date, in accordance with the terms of those contracts and certificates.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director
For Series 1.00 to 12.00                                            May 1, 2006

Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts (the "Contracts") for Participants in certain employer-sponsored qualified retirement plans. Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2006, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-428-2542 (press 1, then 3). The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options (from May 1 to May 26, 2006)
--------------------------------------------------------------------------------

AIG SunAmerica 2010 High Watermark Fund        VALIC Company I                    VALIC Company II
AIG SunAmerica 2015 High Watermark Fund        Asset Allocation Fund              Aggressive Growth Lifestyle Fund
AIG SunAmerica 2020 High Watermark Fund        Blue Chip Growth Fund              Capital Appreciation Fund
AIM Large Cap Growth Fund                      Capital Conservation Fund          Conservative Growth Lifestyle Fund
American Century Ultra Fund                    Core Equity Fund                   Core Bond Fund
Ariel Appreciation Fund                        Government Securities Fund         High Yield Bond Fund
Ariel Fund                                     Growth & Income Fund               International Small Cap Equity Fund
Credit Suisse Small Cap Growth Fund            Health Sciences Fund               Large Cap Value Fund
Dreyfus BASIC U.S. Mortgage Securities Fund    Income & Growth Fund               Mid Cap Growth Fund
Evergreen Equity Income Fund                   Inflation Protected Fund           Mid Cap Value Fund
Evergreen Fundamental Large Cap Fund           International Equities Fund        Moderate Growth Lifestyle Fund
Evergreen Special Equity Fund                  International Government Bond Fund Money Market II Fund
Evergreen Special Values Fund                  International Growth I Fund        Small Cap Growth Fund
Janus Adviser Worldwide Fund                   Large Cap Growth Fund              Small Cap Value Fund
Janus Fund                                     Mid Cap Index Fund                 Socially Responsible Fund
Lou Holland Growth Fund                        Money Market I Fund                Strategic Bond Fund
MSIF Trust Mid Cap Growth Portfolio            Nasdaq-100(R) Index Fund
Putnam Global Equity Fund                      Science & Technology Fund
Putnam New Opportunities Fund                  Small Cap Fund
Putnam OTC & Emerging Growth Fund              Small Cap Index Fund
Sit Mid Cap Growth Fund                        Social Awareness Fund
Sit Small Cap Growth Fund                      Stock Index Fund
Templeton Foreign Fund                         Value Fund
Templeton Global Asset Allocation Fund
Vanguard Lifestrategy Conservative Growth Fund
Vanguard Lifestrategy Growth Fund
Vanguard Lifestrategy Moderate Growth Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard Long-Term Treasury Fund
Vanguard Wellington Fund
Vanguard Windsor II Fund

--------------------------------------------------------------------------------


VALIC filed an application with the SEC requesting permission to replace certain of the Variable Account Options offered in Portfolio Director. If the SEC gives permission, VALIC will move the assets from the Variable Account Options being replaced to the new Variable Account Options. This process is called a "Fund Substitution." Pending the SEC approval, we have scheduled the Fund Substitution to occur over the three-day Memorial Day Holiday weekend in May 2006 because the New York Stock Exchange is closed during that time.

VALIC believes that the proposed Fund Substitution is in the best interest of contract holders and participants. In each case, the new Variable Account Option will have substantially the same investment objective, practices and restrictions as the Variable Account Option being replaced; however, the expenses will be less than the Variable Account Option being replaced.

Please note that:

  .   No action is required on your part at this time.

  . The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.

  .   You will not bear any expenses relating to the substitutions.

  . On the effective date of the substitution, the value of your investment in the Variable Account Options will be the same as before the substitution.

  . After the Fund Substitution, a Replaced Fund will not be an available Variable Account Option in Portfolio Director.

  .   The substitution will have no tax consequences for you.

Until the Fund Substitution date, you may transfer amounts in your Contract among the current Fixed and Variable Account Options, as usual, subject to applicable limitations in place to deter potentially harmful excessive trading. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

   Replaced Fund                                    Replacement Fund
--------------------------------------------------  --------------------------------
   Evergreen Fundamental Large Cap Fund             Large Cap Core Fund
--------------------------------------------------  --------------------------------
   Evergreen Equity Income Fund                     Broad Cap Value Income Fund
--------------------------------------------------  --------------------------------
   American Century Ultra Fund                      VALIC Ultra Fund
--------------------------------------------------  --------------------------------
   AIM Large Cap Growth
--------------------------------------------------
   Janus Fund                                       Large Capital Growth Fund
--------------------------------------------------
   Putnam New Opportunities Fund
--------------------------------------------------
   MSIF Mid Cap Growth Fund
--------------------------------------------------
   Putnam OTC & Emerging Growth Fund                Mid Cap Strategic Growth Fund
--------------------------------------------------
   SIT Mid Cap Growth Fund
--------------------------------------------------
   Evergreen Special Values Fund                    Small Cap Special Values Fund
--------------------------------------------------  --------------------------------
   SIT Small Cap Growth Fund
--------------------------------------------------  Small Cap Strategic Growth Fund
   Evergreen Special Equity Fund
--------------------------------------------------
   Credit Suisse Small Cap Growth Fund              Small Cap Aggressive Growth Fund
--------------------------------------------------  --------------------------------
   Janus Adviser Worldwide Fund
--------------------------------------------------  Global Equity Fund
   Putnam Global Equity Fund
--------------------------------------------------
   Templeton Global Asset Allocation Fund           Global Strategy Fund
--------------------------------------------------  --------------------------------
   Templeton Foreign Fund                           Foreign Value Fund
--------------------------------------------------  --------------------------------
   Dreyfus Basic U.S. Mortgage Securities Fund      Capital Conservation Fund

You will receive a confirmation of the transaction when the Fund Substitution is complete. In the meantime, if you have any questions please contact our Client Care Center at 1-800-448-2542.

Variable Account Options (beginning May 30, 2006)
--------------------------------------------------------------------------------


AIG SunAmerica 2010 High           VALIC Company I                    VALIC Company II
  Watermark Fund                   Asset Allocation Fund              Aggressive Growth Lifestyle Fund
AIG SunAmerica 2015 High           Blue Chip Growth Fund              Capital Appreciation Fund
  Watermark Fund                   Broad Cap Value Income Fund        Conservative Growth Lifestyle Fund
AIG SunAmerica 2020 High           Capital Conservation Fund          Core Bond Fund
  Watermark Fund                   Core Equity Fund                   High Yield Bond Fund
Ariel Appreciation Fund            Core Value Fund                    International Small Cap Equity Fund
Ariel Fund                         Foreign Value Fund                 Large Cap Value Fund
Lou Holland Growth Fund            Global Equity Fund                 Mid Cap Growth Fund
Vanguard Lifestrategy Conservative Global Strategy Fund               Mid Cap Value Fund
  Growth Fund                      Government Securities Fund         Moderate Growth Lifestyle Fund
Vanguard Lifestrategy Growth Fund  Growth & Income Fund               Money Market II Fund
Vanguard Lifestrategy Moderate     Health Sciences Fund               Small Cap Growth Fund
  Growth Fund                      Inflation Protected Fund           Small Cap Value Fund
Vanguard Long-Term Investment-     International Equities Fund        Socially Responsible Fund
  Grade Fund                       International Government Bond Fund Strategic Bond Fund
Vanguard Long-Term Treasury Fund   International Growth I Fund
Vanguard Wellington Fund           Large Cap Core Fund
Vanguard Windsor II Fund           Large Cap Growth Fund
                                   Large Capital Growth Fund
                                   Mid Cap Index Fund
                                   Mid Cap Strategic Growth Fund
                                   Money Market I Fund
                                   Nasdaq-100(R) Index Fund
                                   Science & Technology Fund
                                   Small Cap Aggressive Growth Fund
                                   Small Cap Fund
                                   Small Cap Index Fund
                                   Small Cap Special Values Fund
                                   Small Cap Strategic Growth Fund
                                   Social Awareness Fund
                                   Stock Index Fund
                                   VALIC Ultra Fund
                                   Value Fund

Table of Contents
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----

Glossary of Terms...............................................   5

Fee Tables......................................................   7

Selected Purchase Unit Data.....................................  11

Highlights......................................................  15

General Information.............................................  17
   About the Contracts..........................................  17
   About VALIC..................................................  17
   American Home Assurance Company..............................  17
   About VALIC Separate Account A...............................  17
   Units of Interest............................................  18
   Distribution of the Contracts................................  18

Fixed and Variable Account Options..............................  18
   Fixed Account Options........................................  18
   Variable Account Options.....................................  19

Purchase Period.................................................  29
   Account Establishment........................................  29
   When Your Account Will Be Credited...........................  29
   Purchase Units...............................................  30
   Calculation of Value for Fixed Account Options...............  30
   Calculation of Value for Variable Account Options............  30
   Stopping Purchase Payments...................................  31
   IncomeLOCK...................................................  31

Transfers Between Investment Options............................  33
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  33
   Communicating Transfer or Reallocation Instructions..........  34
   Effective Date of Transfer...................................  34
   Transfers During the Payout Period...........................  34

Fees and Charges................................................  35
   Account Maintenance Charge...................................  35
   Surrender Charge.............................................  35
       Amount of Surrender Charge...............................  35
       10% Free Withdrawal......................................  35
       Exceptions to Surrender Charge...........................  35
   Premium Tax Charge...........................................  36
   Separate Account Charges.....................................  36
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charge..................  36
   Separate Account Expense Reimbursements or Credits...........  37
   Market Value Adjustment ("MVA")..............................  37
   IncomeLOCK...................................................  37
   Other Tax Charges............................................  37

Payout Period...................................................  38
   Fixed Payout.................................................  38
   Assumed Investment Rate......................................  38
   Variable Payout..............................................  38
   Combination Fixed and Variable Payout........................  38
   Partial Annuitization........................................  38
   Payout Date..................................................  38
   Payout Options...............................................  39
   Payout Information...........................................  39

                                                                 Page
                                                                 ----

           Surrender of Account Value...........................  40
              When Surrenders Are Allowed.......................  40
              Surrender Process.................................  40
              Amount That May Be Surrendered....................  40
              Surrender Restrictions............................  40
              Partial Surrenders................................  41
              Systematic Withdrawals............................  41
              Distributions Required by Federal Tax Law.........  41
              IncomeLOCK........................................  41

           Exchange Privilege...................................  43
              Restrictions on Exchange Privilege................  43
              Taxes and Conversion Costs........................  43
              Surrender Charges.................................  43
              Exchange Offers for Contracts Other Than
                Portfolio Director..............................  44
              Comparison of Contracts...........................  44
              Features of Portfolio Director....................  44

           Death Benefits.......................................  44
              The Process.......................................  44
              Beneficiary Information...........................  45
                  Spousal Beneficiaries.........................  45
                  Beneficiaries Other Than Spouses..............  45
              Special Information for Individual
                Nonqualified Contracts..........................  45
              During the Purchase Period........................  45
              Interest Guaranteed Death Benefit.................  45
              Standard Death Benefit............................  46
              During the Payout Period..........................  46
              IncomeLOCK........................................  47

           Other Contract Features..............................  47
              Changes That May Not Be Made......................  47
              Change of Beneficiary.............................  47
              Contingent Owner..................................  47
              Cancellation -- The 20 Day "Free Look"............  47
              We Reserve Certain Rights.........................  48
              Relationship to Employer's Plan...................  48

           Voting Rights........................................  48
              Who May Give Voting Instructions..................  48
              Determination of Fund Shares Attributable to
                Your Account....................................  48
                  During the Purchase Period....................  48
                  During the Payout Period or after a Death
                    Benefit Has Been Paid.......................  48
              How Fund Shares Are Voted.........................  48

           Federal Tax Matters..................................  49
              Types of Plans....................................  49
              Tax Consequences in General.......................  49
              Effect of Tax-Deferred Accumulations..............  50

           Legal Proceedings....................................  51

           Financial Statements.................................  52

           Table of Contents of Statement of
             Additional Information.............................  53

           Appendix to the Prospectus -- IncomeLOCK
             Withdrawal Examples................................  53

Glossary of Terms
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      Anniversary Value -- the Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments.

      Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

      Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      Benefit -- an optional guaranteed minimum withdrawal feature that is offered in this prospectus as "IncomeLOCK."

      Benefit Anniversary -- a Benefit Anniversary is the first day of each Benefit Year.

      Benefit Base -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. If you elect the Benefit after the Contract is issued, the Benefit Base is equal to the Account Value on the Endorsement Date.

      Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time. On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      Eligible Purchase Payments -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is an Eligible Purchase Payment. If IncomeLOCK is selected after Contract issue, then the Account Value at the time of election constitutes the Eligible Purchase Payment amount.

      Endorsement Date -- the date that we issue the Benefit endorsement to your Contract.

      Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      Guided Portfolio Services/SM/ or GPS -- a financial advice service offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement is required for this service, if available under an employer's retirement plan.

      Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

      Ineligible Purchase Payments -- if IncomeLOCK is selected at Contract issue, Ineligible Purchase Payments are those made more than two years later. If IncomeLOCK is selected after Contract issue, then any Purchase Payments we receive after your Endorsement Date are considered Ineligible Purchase Payments.

      IncomeLOCK -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero.

      Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning the date the Benefit Endorsement is issued and ends on the 10th Benefit Anniversary.

      Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      Minimum Withdrawal Period -- the minimum period over which you may take withdrawals under this feature, if withdrawals are not taken under the lifetime withdrawal option.

      Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

--------------------------------------------------------------------------------


      Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

      Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      Purchase Unit -- a unit of interest owned by you in your Variable Account Option.

      Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      Variable Account Option -- investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                   5.00%
---------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                         $60
---------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) 0-3.5%
---------------------------------------------------------------------

 (1) Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges

                                                                                    $3.75
                                                                                     per
Variable Account Option Maintenance Charge (1)                                     quarter
-------------------------------------------------------------------------------------------
                                                                                   Separate
Mortality and Expense Risk Separate Account Charges by Variable Account Option (2) Account
(as a percentage of Separate Account net assets):                                  Fee (%)
-------------------------------------------------------------------------------------------
   AIG SunAmerica 2010 High Watermark Fund, Class I                                  1.25
-------------------------------------------------------------------------------------------
   AIG SunAmerica 2015 High Watermark Fund, Class I                                  1.25
-------------------------------------------------------------------------------------------
   AIG SunAmerica 2020 High Watermark Fund, Class I                                  1.25
-------------------------------------------------------------------------------------------
   AIM Large Cap Growth Fund, Investor Class (3)                                     1.00
-------------------------------------------------------------------------------------------
   American Century Ultra Fund, Investor Class (3)                                   1.04
-------------------------------------------------------------------------------------------
   Ariel Appreciation Fund                                                           1.00
-------------------------------------------------------------------------------------------
   Ariel Fund                                                                        1.00
-------------------------------------------------------------------------------------------
   Credit Suisse Small Cap Growth Fund, Common Class (3)                             1.00
-------------------------------------------------------------------------------------------
   Dreyfus BASIC U.S. Mortgage Securities Fund (3)                                   1.00
-------------------------------------------------------------------------------------------
   Evergreen Equity Income Fund, Class A (3)                                         1.00
-------------------------------------------------------------------------------------------
   Evergreen Fundamental Large Cap Fund, Class A (3)                                 1.00
-------------------------------------------------------------------------------------------
   Evergreen Special Equity Fund, Class A (3)                                        1.00
-------------------------------------------------------------------------------------------
   Evergreen Special Values Fund, Class A (3)                                        1.00
-------------------------------------------------------------------------------------------
   Janus Adviser Worldwide Fund, Class S (3)                                         1.00
-------------------------------------------------------------------------------------------
   Janus Fund (3)                                                                    1.00
-------------------------------------------------------------------------------------------
   Lou Holland Growth Fund                                                           1.00
-------------------------------------------------------------------------------------------
   MSIF Trust Mid Cap Growth Portfolio, Adviser Class (3)                            1.00
-------------------------------------------------------------------------------------------
   Putnam Global Equity Fund, Class A (3)                                            1.00
-------------------------------------------------------------------------------------------
   Putnam New Opportunities Fund, Class A (3)                                        1.00
-------------------------------------------------------------------------------------------
   Putnam OTC & Emerging Growth Fund, Class A (3)                                    1.00
-------------------------------------------------------------------------------------------
   Sit Mid Cap Growth Fund (3)                                                       1.00
-------------------------------------------------------------------------------------------
   Sit Small Cap Growth Fund (3)                                                     1.00
-------------------------------------------------------------------------------------------
   Templeton Foreign Fund, Class A (3)                                               1.00
-------------------------------------------------------------------------------------------
   Templeton Global Asset Allocation Fund, Class 1 (3)                               1.25
-------------------------------------------------------------------------------------------
   Vanguard Lifestrategy Conservative Growth Fund                                    1.25
-------------------------------------------------------------------------------------------
   Vanguard Lifestrategy Growth Fund                                                 1.25
-------------------------------------------------------------------------------------------
   Vanguard Lifestrategy Moderate Growth Fund                                        1.25
-------------------------------------------------------------------------------------------
   Vanguard Long-Term Investment-Grade Fund, Investor Shares                         1.00
-------------------------------------------------------------------------------------------
   Vanguard Long-Term Treasury Fund, Investor Shares                                 1.00
-------------------------------------------------------------------------------------------
   Vanguard Wellington Fund, Investor Shares                                         1.25
-------------------------------------------------------------------------------------------
   Vanguard Windsor II Fund, Investor Shares                                         1.25
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   VALIC Company I
-----------------------------------------------------
       Asset Allocation Fund                     1.00
-----------------------------------------------------
       Blue Chip Growth Fund                     1.00
-----------------------------------------------------
       Broad Cap Value Income Fund               1.00
-----------------------------------------------------
       Capital Conservation Fund                 1.00
-----------------------------------------------------
       Core Equity Fund                          1.00
-----------------------------------------------------
       Foreign Value Fund                        1.00
-----------------------------------------------------
       Global Equity Fund                        1.00
-----------------------------------------------------
       Global Strategy Fund                      1.00
-----------------------------------------------------
       Government Securities Fund                1.00
-----------------------------------------------------
       Growth & Income Fund                      1.00
-----------------------------------------------------
       Health Sciences Fund                      1.00
-----------------------------------------------------
       Income & Growth Fund                      1.00
-----------------------------------------------------
       Inflation Protected Fund                  1.00
-----------------------------------------------------
       International Equities Fund               1.00
-----------------------------------------------------
       International Government Bond Fund        1.00
-----------------------------------------------------
       International Growth I Fund               1.00
-----------------------------------------------------
       Large Cap Core Fund                       1.00
-----------------------------------------------------
       Large Cap Growth Fund                     1.00
-----------------------------------------------------
       Large Capital Growth Fund                 1.00
-----------------------------------------------------
       Mid Cap Index Fund                        1.00
-----------------------------------------------------
       Mid Cap Strategic Growth Fund             1.00
-----------------------------------------------------
       Money Market I Fund                       1.00
-----------------------------------------------------
       Nasdaq-100(R) Index Fund                  1.00
-----------------------------------------------------
       Science & Technology Fund                 1.00
-----------------------------------------------------
       Small Cap Aggressive Growth Fund          1.00
-----------------------------------------------------
       Small Cap Fund                            1.00
-----------------------------------------------------
       Small Cap Index Fund                      1.00
-----------------------------------------------------
       Small Cap Special Values Fund             1.00
-----------------------------------------------------
       Small Cap Strategic Growth Fund           1.00
-----------------------------------------------------
       Social Awareness Fund                     1.00
-----------------------------------------------------
       Stock Index Fund                          1.00
-----------------------------------------------------
       VALIC Ultra Fund                          1.00
-----------------------------------------------------
       Value Fund                                1.00
-----------------------------------------------------

--------------------------------------------------------------------------------

   VALIC Company II
------------------------------------------------------
       Aggressive Growth Lifestyle Fund           0.75
------------------------------------------------------
       Capital Appreciation Fund                  0.75
------------------------------------------------------
       Conservative Growth Lifestyle Fund         0.75
------------------------------------------------------
       Core Bond Fund                             0.75
------------------------------------------------------
       High Yield Bond Fund                       0.75
------------------------------------------------------
       International Small Cap Equity Fund        0.75
------------------------------------------------------
       Large Cap Value Fund                       0.75
------------------------------------------------------
       Mid Cap Growth Fund                        0.75
------------------------------------------------------
       Mid Cap Value Fund                         0.75
------------------------------------------------------
       Moderate Growth Lifestyle Fund             0.75
------------------------------------------------------
       Money Market II Fund                       0.75
------------------------------------------------------
       Small Cap Growth Fund                      0.75
------------------------------------------------------
       Small Cap Value Fund                       0.75
------------------------------------------------------
       Socially Responsible Fund                  0.75
------------------------------------------------------
       Strategic Bond Fund                        0.75
------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."
 (3) Variable Account Option will not be available beginning May 30, 2006.

 Optional IncomeLOCK Fee

 This fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The amount of this fee will not change for the life of the Benefit, unless the MAV Evaluation Period is extended on the 10th Benefit Anniversary.

                    Fee Period Annualized Fee Percentage(1)
                    ---------- ----------------------------
                    All years   0.65% (deducted quarterly)

 (1) The annualized IncomeLOCK fee will be deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following the Endorsement Date and ending upon the termination of the Benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be payable. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.

Total Annual Mutual Fund Operating Expenses                                              Minimum Maximum
--------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.24%   2.27%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Note: The examples assume the maximum separate account charge of 1.25%, investment in a Variable Account Option with the highest total expenses (2.27%), and that you elect the optional IncomeLOCK feature at 0.65%.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $876  $1,737  $2,612   $4,375

(2) If you annuitize your Contract (the IncomeLOCK feature terminates at annuitization):

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $422  $1,276  $2,144   $4,375

(3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $422  $1,276  $2,144   $4,375

Note: The examples assume the minimum separate account charge of 0.75%, investment in a Variable Account Option with the lowest total expenses (0.24%), and that you do not elect the optional IncomeLOCK feature.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $572   $826   $1,065   $1,255

(2) If you annuitize your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $104   $326    $565    $1,255

(3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $104   $326    $565    $1,255

Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each variable account option. The 2005 data for the Inflation Protected Fund and the AIG SunAmerica High Watermark Funds begins on February 22. Data is not included for funds not offered on December 31, 2005.

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)       2005 4.364   4.481    35,686,374
                                             2004 4.063   4.364    42,594,301
                                             2003 3.429   4.063    42,040,433
                                             2002 3.821   3.429    43,285,442
                                             2001 4.030   3.821    48,720,402
                                             2000 4.174   4.030    52,959,577
                                             1999 3.773   4.174    61,240,667
                                             1998 3.219   3.773    60,237,818
    Blue Chip Growth Fund (Division 72)      2005 0.819   0.859    53,581,598
                                             2004 0.760   0.819    48,582,232
                                             2003 0.593   0.760    40,347,736
                                             2002 0.791   0.593    22,902,086
                                             2001 0.932   0.791    18,438,550
                                             2000    --   0.932     1,336,967
    Capital Conservation Fund (Division 7)   2005 2.715   2.736    33,131,168
                                             2004 2.638   2.715    25,767,071
                                             2003 2.559   2.638    26,764,417
                                             2002 2.373   2.559    28,140,575
                                             2001 2.223   2.373    26,621,580
                                             2000 2.057   2.223    20,656,355
                                             1999 2.086   2.057    24,749,727
                                             1998 1.962   2.086    28,751,662
    Core Equity Fund (Division 15)           2005 2.080   2.141   204,573,223
                                             2004 1.945   2.080   251,431,904
                                             2003 1.549   1.945   296,958,636
                                             2002 2.010   1.549   316,043,125
                                             2001 2.396   2.010   362,619,846
                                             2000 2.582   2.396   397,168,720
                                             1999 2.429   2.582   460,108,285
                                             1998 2.077   2.429   494,997,997
    Government Securities Fund (Division 8)  2005 2.733   2.776    36,469,959
                                             2004 2.668   2.733    41,192,679
                                             2003 2.664   2.668    48,017,234
                                             2002 2.402   2.664    57,831,831
                                             2001 2.272   2.402    44,509,286
                                             2000 2.033   2.272    39,203,845
                                             1999 2.112   2.033    45,292,728
                                             1998 1.958   2.112    53,729,671
    Growth & Income Fund (Division 16)       2005 2.175   0.906    58,985,361
                                             2004 1.985   2.175    70,680,178
                                             2003 1.634   1.985    88,456,378
                                             2002 2.103   1.634    89,012,446
                                             2001 2.363   2.103   101,022,403
                                             2000 2.677   2.363   110,018,242
                                             1999 2.201   2.677   124,329,201
                                             1998 1.941   2.201   129,550,695
    Health Sciences Fund (Division 73)       2005 1.009   1.130   135,790,336
                                             2004 0.884   1.009   140,193,273
                                             2003 0.651   0.884   111,112,131
                                             2002 0.909   0.651    71,763,339
                                             2001 1.000   0.909    45,582,144
                                             2000    --   1.000     3,398,890
    Income & Growth Fund (Division 21)       2005 1.581   1.637   113,451,896
                                             2004 1.416   1.581   125,932,333
                                             2003 1.107   1.416   136,765,754
                                             2002 1.390   1.107   140,185,069
                                             2001 1.532   1.390   152,155,061
                                             2000    --   1.532   158,568,077
    Inflation Protected Fund (Division 77)   2005 1.000   1.017    11,056,826
                                             2004    --   1.000            --

                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
 Fund Name                                    Year at 1/1 at 12/31  at 12/31
 ---------                                    ---- ------ -------- -----------
   International Equities Fund (Division 11)  2005 1.417   1.641   336,425,664
                                              2004 1.214   1.417   236,838,112
                                              2003 0.946   1.214    94,147,400
                                              2002 1.177   0.946    75,173,264
                                              2001 1.523   1.177    76,641,544
                                              2000 1.860   1.523    83,339,570
                                              1999 1.455   1.860    94,415,343
                                              1998 1.237   1.455   101,811,751
   International Government Bond Fund
    (Division 13)                             2005 2.239   2.204    55,823,550
                                              2004 2.044   2.239    60,838,720
                                              2003 1.729   2.044    66,821,042
                                              2002 1.488   1.729    67,330,936
                                              2001 1.532   1.488    62,446,759
                                              2000 1.609   1.532    71,084,248
                                              1999 1.728   1.609    90,136,603
                                              1998 1.491   1.728    97,473,851
   International Growth I Fund
    (Division 20)                             2005 1.654   1.862   194,195,625
                                              2004 1.445   1.654   221,113,668
                                              2003 1.164   1.445   246,891,622
                                              2002 1.438   1.164   256,424,177
                                              2001 1.964   1.438   283,131,435
                                              2000    --   1.964   307,144,232
   Large Cap Growth Fund (Division 30)        2005 1.112   1.125   251,293,902
                                              2004 1.067   1.112   307,715,790
                                              2003 0.855   1.067   358,523,451
                                              2002 1.201   0.855   369,317,299
                                              2001 1.580   1.201   401,959,524
                                              2000    --   1.580   414,967,969
   Mid Cap Index Fund (Division 4)            2005 8.388   9.317   198,552,536
                                              2004 7.301   8.388   187,095,480
                                              2003 5.457   7.301   174,675,260
                                              2002 6.477   5.457   157,442,272
                                              2001 6.605   6.477   149,549,757
                                              2000 5.722   6.605   146,197,467
                                              1999 5.029   5.722   151,288,816
                                              1998 4.269   5.029   169,039,887
   Money Market I Fund (Division 6)           2005 1.940   1.973   128,654,836
                                              2004 1.944   1.940   129,467,234
                                              2003 1.952   1.944   161,634,525
                                              2002 1.947   1.952   205,010,837
                                              2001 1.897   1.947   224,050,426
                                              2000 1.807   1.897   240,116,959
                                              1999 1.743   1.807   233,940,123
                                              1998 1.674   1.743   147,547,688
   Nasdaq-100 Index Fund (Division 46)        2005 0.472   0.473   153,359,003
                                              2004 0.433   0.472   176,444,590
                                              2003 0.293   0.433   176,475,089
                                              2002 0.479   0.293    76,610,720
                                              2001 0.717   0.479    40,571,277
                                              2000    --   0.717     4,042,621
   Science & Technology Fund
    (Division 17)                             2005 2.153   2.202   433,689,791
                                              2004 2.157   2.153   535,595,406
                                              2003 1.439   2.157   622,810,395
                                              2002 2.430   1.439   597,759,509
                                              2001 4.173   2.430   611,628,753
                                              2000 6.399   4.173   594,274,024
                                              1999 3.216   6.399   517,699,561
                                              1998 2.286   3.216   418,601,069

--------------------------------------------------------------------------------

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Small Cap Fund (Division 18)             2005 2.526   2.685   205,943,433
                                             2004 2.144   2.526   238,208,574
                                             2003 1.588   2.144   268,362,373
                                             2002 2.093   1.588   276,885,630
                                             2001 2.226   2.093   299,564,434
                                             2000    --   2.226   314,734,469
    Small Cap Index Fund (Division 14)       2005 3.233   3.337   219,709,484
                                             2004 2.770   3.233   173,418,721
                                             2003 1.910   2.770   134,607,266
                                             2002 2.437   1.910   100,628,024
                                             2001 2.413   2.437    93,009,856
                                             2000 2.523   2.413    90,786,183
                                             1999 2.101   2.523    94,031,183
                                             1998 2.164   2.101   107,321,015
    Social Awareness Fund (Division 12)      2005 3.631   3.741    88,315,012
                                             2004 3.317   3.631   101,512,026
                                             2003 2.608   3.317   110,369,646
                                             2002 3.441   2.608   112,841,262
                                             2001 3.922   3.441   123,856,021
                                             2000 4.419   3.922   130,333,155
                                             1999 3.762   4.419   136,226,993
                                             1998 2.985   3.762   114,382,494
    Stock Index Fund (Division 10)           2005 4.739   4.906   722,006,187
                                             2004 4.332   4.739   733,344,085
                                             2003 3.413   4.332   756,956,966
                                             2002 4.444   3.413   738,928,811
                                             2001 5.113   4.444   772,475,516
                                             2000 5.697   5.113   783,994,005
                                             1999 4.772   5.697   766,975,696
                                             1998 3.753   4.772   691,680,049
    Value Fund (Division 74)                 2005 1.143   1.204   106,759,435
                                             2004 0.993   1.143     5,566,386
                                             2003 0.796   0.993     3,243,907
                                             2002 1.000   0.796     1,907,257
                                             2001    --   1.000
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                           2005 1.451   1.612    21,755,930
                                             2004 1.289   1.451    19,008,640
                                             2003 1.004   1.289    16,342,363
                                             2002 1.240   1.004    11,558,922
                                             2001 1.428   1.240     8,479,357
                                             2000 1.538   1.428     3,064,339
                                             1999 1.193   1.538       139,443
                                             1998    --   1.193
    Capital Appreciation Fund (Division 39)  2005 0.930   0.955     7,173,328
                                             2004 0.858   0.930     7,749,417
                                             2003 0.686   0.858     7,347,981
                                             2002 0.998   0.686     5,866,302
                                             2001 1.281   0.998     4,597,267
                                             2000 1.668   1.281     2,191,030
                                             1999 1.241   1.668       519,825
                                             1998    --   1.241
    Conservative Growth Lifestyle Fund
     (Division 50)                           2005 1.548   1.632    15,152,237
                                             2004 1.429   1.548    13,226,075
                                             2003 1.229   1.429    11,189,541
                                             2002 1.304   1.229     7,989,699
                                             2001 1.337   1.304     7,345,651
                                             2000 1.307   1.337     3,163,014
                                             1999 1.162   1.307       203,221
                                             1998    --   1.162
    Core Bond Fund (Division 58)             2005 1.337   1.356    27,520,001
                                             2004 1.285   1.337    22,213,550
                                             2003 1.245   1.285    13,199,419
                                             2002 1.152   1.245     9,930,525
                                             2001 1.087   1.152     5,667,850
                                             2000 1.010   1.087       814,285
                                             1999 1.029   1.010        54,349
                                             1998    --   1.029

                                                                 Number of
                                                 Unit    Unit      Units
                                                Value   Value   Outstanding
    Fund Name                              Year at 1/1 at 12/31  at 12/31
    ---------                              ---- ------ -------- -----------
      High Yield Bond Fund (Division 60)   2005 1.527   1.626    44,238,174
                                           2004 1.328   1.527    39,464,716
                                           2003 1.029   1.328    31,141,647
                                           2002 1.056   1.029    11,554,260
                                           2001 1.004   1.056     8,434,842
                                           2000 1.076   1.004       431,009
                                           1999 1.053   1.076       136,423
                                           1998    --   1.053
      International Small Cap Equity Fund
       (Division 33)                       2005 1.350   1.735   121,703,328
                                           2004 1.140   1.350    15,045,345
                                           2003 0.897   1.140    15,336,882
                                           2002 1.094   0.897     9,751,067
                                           2001 1.361   1.094     5,523,146
                                           2000 1.635   1.361     3,937,263
                                           1999 1.052   1.635       167,387
                                           1998    --   1.052
      Large Cap Value Fund (Division 40)   2005 1.657   1.791    25,083,084
                                           2004 1.471   1.657    22,466,486
                                           2003 1.162   1.471    19,554,529
                                           2002 1.331   1.162    11,615,338
                                           2001 1.365   1.331     5,319,745
                                           2000 1.303   1.365     1,132,534
                                           1999 1.247   1.303       216,072
                                           1998    --   1.247
      Mid Cap Growth Fund (Division 37)    2005 1.041   1.149    35,768,812
                                           2004 0.931   1.041    38,665,585
                                           2003 0.677   0.931    38,639,597
                                           2002 0.978   0.677    28,059,999
                                           2001 1.417   0.978    18,834,319
                                           2000 1.423   1.417     3,354,590
                                           1999 1.348   1.423       477,094
                                           1998    --   1.348
      Mid Cap Value Fund (Division 38)     2005 2.660   2.888    87,198,782
                                           2004 2.305   2.660    73,553,326
                                           2003 1.620   2.305    53,467,855
                                           2002 1.897   1.620    38,928,162
                                           2001 1.947   1.897    27,418,727
                                           2000 1.522   1.947     6,374,398
                                           1999 1.255   1.522       223,437
                                           1998    --   1.255
      Moderate Growth Lifestyle Fund
       (Division 49)                       2005 1.551   1.673    37,159,710
                                           2004 1.406   1.551    31,312,396
                                           2003 1.148   1.406    24,012,378
                                           2002 1.291   1.148    16,964,088
                                           2001 1.379   1.291    12,680,095
                                           2000 1.398   1.379     5,035,039
                                           1999 1.185   1.398       215,575
                                           1998    --   1.185
      Money Market II Fund (Division 44)   2005 1.146   1.169    55,418,724
                                           2004 1.146   1.146    47,203,913
                                           2003 1.147   1.146    48,507,704
                                           2002 1.141   1.147    55,192,758
                                           2001 1.109   1.141    42,669,882
                                           2000 1.054   1.109    14,885,109
                                           1999 1.013   1.054     4,089,393
                                           1998    --   1.013
      Small Cap Growth Fund (Division 35)  2005 1.431   1.488    23,026,702
                                           2004 1.300   1.431    23,436,506
                                           2003 0.898   1.300    21,201,957
                                           2002 1.347   0.898    12,177,837
                                           2001 1.781   1.347     7,360,232
                                           2000 2.273   1.781     2,825,155
                                           1999 1.349   2.273       298,665
                                           1998    --   1.349

--------------------------------------------------------------------------------

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)       2005 1.981   2.098    33,942,615
                                             2004 1.672   1.981    36,447,218
                                             2003 1.210   1.672    26,691,411
                                             2002 1.392   1.210    23,443,070
                                             2001 1.310   1.392    13,710,867
                                             2000 1.081   1.310     2,215,195
                                             1999 1.165   1.081       166,013
                                             1998    --   1.165
    Socially Responsible Fund (Division 41)  2005 1.249   1.290    92,619,529
                                             2004 1.145   1.249    66,177,719
                                             2003 0.899   1.145     3,134,200
                                             2002 1.182   0.899     2,009,798
                                             2001 1.349   1.182     1,579,023
                                             2000 1.497   1.349       821,758
                                             1999 1.278   1.497       282,396
                                             1998    --   1.278
    Strategic Bond Fund (Division 59)        2005 1.658   1.726    73,060,919
                                             2004 1.510   1.658    48,488,686
                                             2003 1.274   1.510    29,922,875
                                             2002 1.204   1.274    13,615,201
                                             2001 1.097   1.204     8,634,572
                                             2000 1.082   1.097       212,572
                                             1999 1.050   1.082         2,324
                                             1998    --   1.050
    AIG SunAmerica 2010 High Watermark
     (Division 80)                           2005 1.000   1.007    23,682,799
                                             2004
    AIG SunAmerica 2015 High Watermark
     (Division 81)                           2005 1.000   1.031    17,558,738
                                             2004
    AIG SunAmerica 2020 High Watermark
     (Division 82)                           2005 1.000   1.043     6,497,562
                                             2004
    AIM Large Cap Growth Fund
     (Division 62)                           2005 0.299   0.317    46,428,636
                                             2004 0.276   0.299    42,646,025
                                             2003 0.215   0.276    37,920,252
                                             2002 0.296   0.215    28,708,324
                                             2001 0.468   0.296    24,584,502
                                             2000 0.436   0.468     1,088,162
    American Century Ultra Fund
     (Division 31)                           2005 1.643   1.660   491,419,890
                                             2004 1.499   1.643   568,429,663
                                             2003 1.204   1.499   626,818,023
                                             2002 1.582   1.204   588,606,681
                                             2001 1.872   1.582   585,930,644
                                             2000 2.360   1.872   551,791,383
                                             1999 1.686   2.360   411,119,880
                                             1998 1.266   1.686   209,221,513
    Ariel Appreciation Fund (Division 69)    2005 1.577   1.607   221,437,590
                                             2004 1.408   1.577   229,890,934
                                             2003 1.086   1.408   206,608,880
                                             2002 1.224   1.086   158,623,399
                                             2001 1.063   1.224    67,080,699
                                             2000    --   1.063        96,941
    Ariel Fund (Division 68)                 2005 1.805   1.804   248,747,221
                                             2004 1.495   1.805   238,319,819
                                             2003 1.179   1.495   164,155,846
                                             2002 1.257   1.179   113,898,765
                                             2001 1.111   1.257    39,549,061
                                             2000    --   1.111       159,237
    Credit Suisse Small Cap Growth Fund
     (Division 63)                           2005 0.846   0.810    49,811,086
                                             2004 0.769   0.846    56,111,197
                                             2003 0.531   0.769    43,398,267
                                             2002 0.774   0.531    22,290,229
                                             2001 0.900   0.774    10,327,801
                                             2000    --   0.900       482,730

                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
   Fund Name                                Year at 1/1 at 12/31  at 12/31
   ---------                                ---- ------ -------- -----------
     Dreyfus BASIC US Mortgage Securities
      Fund (Division 71)                    2005 1.239   1.270    57,856,933
                                            2004 1.218   1.239    66,996,638
                                            2003 1.188   1.218    72,358,313
                                            2002 1.102   1.188    69,936,345
                                            2001 1.034   1.102    19,563,354
                                            2000    --   1.034       734,031
     Evergreen Equity Income Fund
      (Division 57)                         2005 1.201   1.231    16,479,779
                                            2004 1.101   1.201    44,549,036
                                            2003 0.866   1.101    12,810,578
                                            2002 1.079   0.866     9,232,239
                                            2001 1.119   1.079     6,539,955
                                            2000 1.034   1.119       279,779
                                            1999    --   1.034         4,240
     Evergreen Fundamental Large Cap Fund
      (Division 56)                         2005 1.005   1.071   136,299,796
                                            2004 0.934   1.005    91,942,446
                                            2003 0.731   0.934    22,119,249
                                            2002 0.889   0.731     4,723,656
                                            2001 1.054   0.889     2,282,437
                                            2000 1.133   1.054       131,471
                                            1999    --   1.133           175
     Evergreen Specialty Equity Fund
      (Division 65)                         2005 0.921   0.975    36,903,150
                                            2004 0.880   0.921    39,785,802
                                            2003 0.584   0.880    37,390,557
                                            2002 0.814   0.584     9,553,635
                                            2001 0.906   0.814     3,387,135
                                            2000 0.994   0.906       143,811
     Evergreen Special Value Fund
      (Division 55)                         2005 1.815   1.984   128,278,981
                                            2004 1.527   1.815   103,422,767
                                            2003 1.161   1.527    79,249,560
                                            2002 1.362   1.161    69,554,035
                                            2001 1.172   1.362    32,813,209
                                            2000 0.996   1.172       714,494
                                            1999    --   0.996           244
     Janus Adviser Worldwide Fund
      (Division 47)                         2005 0.659   0.692    41,601,420
                                            2004 0.635   0.659    48,413,207
                                            2003 0.522   0.635    53,972,721
                                            2002 0.713   0.522    51,359,693
                                            2001 0.912   0.713    40,304,312
                                            2000    --   0.912     2,465,341
     Janus Fund (Division 61)               2005 0.603   0.621    64,115,007
                                            2004 0.582   0.603    72,220,892
                                            2003 0.446   0.582    79,472,087
                                            2002 0.622   0.446    71,609,093
                                            2001 0.850   0.622    58,459,245
                                            2000    --   0.850     3,541,111
     Lou Holland Growth Fund (Division 70)  2005 0.942   0.925    28,082,034
                                            2004 0.856   0.942    29,569,648
                                            2003 0.677   0.856    27,447,905
                                            2002 0.871   0.677    13,601,001
                                            2001 0.928   0.871     3,980,579
                                            2000    --   0.928       156,879
     MSIF Trust Mid Cap Growth Portfolio
      (Division 64)                         2005 0.696   0.813   111,486,891
                                            2004 0.577   0.696    79,638,529
                                            2003 0.410   0.577    53,383,272
                                            2002 0.600   0.410    29,161,848
                                            2001 0.863   0.600    16,882,839
                                            2000    --   0.863       647,858

--------------------------------------------------------------------------------

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Putnam Global Equity Fund (Division 28)  2005 1.312   1.412   205,689,731
                                             2004 1.167   1.312   239,362,761
                                             2003 0.914   1.167   283,089,584
                                             2002 1.192   0.914   283,387,430
                                             2001 1.716   1.192   299,198,296
                                             2000 2.466   1.716   293,990,642
                                             1999 1.513   2.466   181,916,991
                                             1998 1.187   1.513   101,468,260
    Putnam New Opportunities Fund
     (Division 26)                           2005 1.182   1.286   349,134,316
                                             2004 1.085   1.182   419,852,271
                                             2003 0.826   1.085   501,826,217
                                             2002 1.202   0.826   518,855,049
                                             2001 1.737   1.202   546,882,418
                                             2000 2.376   1.737   529,608,595
                                             1999 1.415   2.376   386,064,440
                                             1998 1.149   1.415   280,523,297
    Putnam OTC & Emerging Growth Fund
     (Division 27)                           2005 0.590   0.629   252,814,644
                                             2004 0.552   0.590   309,154,764
                                             2003 0.413   0.552   367,418,709
                                             2002 0.620   0.413   366,937,061
                                             2001 1.163   0.620   366,588,061
                                             2000 2.409   1.163   328,139,044
                                             1999 1.073   2.409   170,725,977
                                             1998 0.976   1.073   129,463,792
    Sit Mid Cap Growth Fund (Division 67)    2005 0.578   0.659    38,395,332
                                             2004 0.499   0.578    32,093,708
                                             2003 0.364   0.499    29,056,311
                                             2002 0.562   0.364    15,068,188
                                             2001 0.852   0.562     7,408,190
                                             2000    --   0.852       275,923
    Sit Small Cap Growth Fund (Division 66)  2005 0.633   0.742   136,838,920
                                             2004 0.598   0.633   107,231,631
                                             2003 0.449   0.598    98,573,701
                                             2002 0.615   0.449    61,945,280
                                             2001 0.865   0.615    24,486,491
                                             2000    --   0.865       523,506
    Templeton Foreign Fund (Division 32)     2005 1.751   1.918   274,029,337
                                             2004 1.497   1.751   258,303,698
                                             2003 1.159   1.497   253,261,832
                                             2002 1.281   1.159   224,721,114
                                             2001 1.406   1.281   220,451,009
                                             2000 1.480   1.406   218,992,832
                                             1999 1.070   1.480   219,168,378
                                             1998 1.136   1.070   198,626,024
    Templeton Global Asset Allocation Fund
     (Division 19)                           2005 2.574   2.640   126,380,157
                                             2004 2.248   2.574   125,820,447
                                             2003 1.720   2.248   122,622,812
                                             2002 1.818   1.720   106,642,456
                                             2001 2.039   1.818   114,072,786
                                             2000 2.058   2.039   120,660,042
                                             1999 1.696   2.058   137,266,658
                                             1998 1.614   1.696   190,963,707
    Vanguard LifeStrategy Conservative
     Growth Fund (Division 54)               2005 1.331   1.373    23,620,566
                                             2004 1.247   1.331    21,191,862
                                             2003 1.084   1.247    15,549,861
                                             2002 1.159   1.084    10,459,117
                                             2001 1.174   1.159     6,514,468
                                             2000 1.154   1.174     1,431,730
                                             1999 1.084   1.154       554,101
                                             1998 0.948   1.084            --

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
     Vanguard LifeStrategy Growth Fund
      (Division 52)                          2005 1.334   1.408    46,018,176
                                             2004 1.200   1.334    39,074,462
                                             2003 0.945   1.200    29,501,426
                                             2002 1.137   0.945    20,497,136
                                             2001 1.264   1.137    13,888,206
                                             2000 1.353   1.264     7,294,970
                                             1999 1.168   1.353     1,591,689
                                             1998 0.975   1.168            --
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2005 1.344   1.403    54,569,540
                                             2004 1.231   1.344    44,712,770
                                             2003 1.018   1.231    31,957,206
                                             2002 1.150   1.018    18,944,658
                                             2001 1.218   1.150    11,325,293
                                             2000 1.245   1.218     3,343,004
                                             1999 1.126   1.245     1,354,406
                                             1998 0.959   1.126            --
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                     2005 1.801   1.875    92,563,685
                                             2004 1.670   1.801    88,925,721
                                             2003 1.587   1.670    91,817,451
                                             2002 1.416   1.587    88,869,618
                                             2001 1.305   1.416    73,154,092
                                             2000 1.180   1.305    48,181,776
                                             1999 1.271   1.180    49,616,245
                                             1998 1.177   1.271    44,122,646
     Vanguard Long-Term Treasury Fund
      (Division 23)                          2005 1.816   1.917   142,074,181
                                             2004 1.712   1.816   133,787,616
                                             2003 1.685   1.712   156,141,471
                                             2002 1.458   1.685   172,217,498
                                             2001 1.412   1.458   142,496,202
                                             2000 1.192   1.412   127,031,428
                                             1999 1.318   1.192   110,102,115
                                             1998 1.179   1.318    86,673,300
     Vanguard Wellington Fund (Division 25)  2005 2.065   2.179   480,789,133
                                             2004 1.881   2.065   456,537,648
                                             2003 1.577   1.881   418,314,508
                                             2002 1.715   1.577   369,219,080
                                             2001 1.667   1.715   335,336,029
                                             2000 1.529   1.667   294,438,826
                                             1999 1.483   1.529   328,701,408
                                             1998 1.340   1.483   253,840,498
     Vanguard Windsor II Fund (Division 24)  2005 2.125   2.246   565,988,092
                                             2004 1.819   2.125   528,124,696
                                             2003 1.416   1.819   505,959,163
                                             2002 1.724   1.416   461,319,939
                                             2001 1.808   1.724   442,850,924
                                             2000 1.566   1.808   378,017,315
                                             1999 1.683   1.566   426,529,299
                                             1998 1.465   1.683   372,737,595

Highlights
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The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Internal Revenue Code of 1986, as amended ("Code") limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

IncomeLOCK: IncomeLOCK is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero (the "Benefit"). Thus, IncomeLOCK may offer protection of a sure stream of income in the event of a significant market downturn or if your Account Value declines due to unfavorable investment performance.

The feature design provides for an automatic lock-in of the Contract's highest anniversary value (the maximum anniversary value or "MAV") during the first ten years from the endorsement effective date (the "Evaluation Period"). This feature guarantees lifetime withdrawals of an income stream in the manner described below, without annuitizing the Contract. If you decide not to take withdrawals under this feature, or you surrender your Contract, you will not receive the benefits of IncomeLOCK. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on IncomeLOCK.

IncomeLOCK is not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while IncomeLock is still in effect, we will automatically terminate the Benefit.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Participant Year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of this feature. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK may be elected any time, provided you are age 75 or younger on the date of election. Please note that this feature and/or its components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions. IncomeLOCK might not be appropriate for use with contributory qualified plans (401(k), 403(b), 457) or IRAs (traditional or Roth IRAs and SEPs) if you plan to make ongoing contributions. This is because the Benefit applies only to purchase payments made within the first two contract years if the Benefit is selected at Contract issue, or to the Account Value on the Endorsement Date if the Benefit is selected after Contract issue. We reserve the right to modify, suspend or terminate IncomeLOCK in its entirety or any component at any time for Contracts that have not yet been issued.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs)

--------------------------------------------------------------------------------

generally defer payment on taxes and earnings until withdrawal.
If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling AIG VALIC's toll-free transfer service at 1-800-428-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, American General Corporation ("AGC"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management.

American Home Assurance Company

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered by the American Home guarantee, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty-eight Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under The Investment Company Act of 1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

--------------------------------------------------------------------------------


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and AGC have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the National Association of Securities Dealers, Inc., unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each first-year Purchase Payment. Agents will receive commissions of approximately 1.2% for level Purchase Payments in subsequent years and up to 7% on increases in the amount of Purchase Payments in the year of the increase. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Fixed and Variable Account Options
--------------------------------------------------------------------------------


The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options. These options provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

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      Fixed Account Options               Investment Objective
      ---------------------               --------------------
      Fixed Account Plus         Invests in the general account assets
                                 of the Company. This account provides
                                 fixed-return investment growth for the
                                 long-term. It is credited with interest
                                 at rates set by VALIC. The account is
                                 guaranteed to earn at least a minimum
                                 rate of interest as shown in your
                                 Contract. Your money may be credited
                                 with a different rate of interest
                                 depending on the time period in which
                                 it is accumulated. Purchase Payments
                                 allocated to a fixed account option
                                 will receive a current rate of
                                 interest. There are limitations on
                                 transfers out of this option. If you
                                 transfer assets from Fixed Account Plus
                                 to another investment option, any
                                 assets transferred back into Fixed
                                 Account Plus within 90 days will
                                 receive a different rate of interest,
                                 than that paid for new Purchase
                                 Payments.

      Short-Term Fixed Account   Invests in the general account assets
                                 of the Company. This account provides
                                 fixed-return investment growth for the
                                 short-term. It is credited with
                                 interest at rates set by VALIC, which
                                 may be lower than the rates credited to
                                 Fixed Account Plus, above. The account
                                 is guaranteed to earn at least a
                                 minimum rate of interest as shown in
                                 your Contract. Your money may be
                                 credited with a different rate of
                                 interest depending on the time period
                                 in which it is accumulated.

      Multi-Year Enhanced Option Invests in the general account assets
       ("Multi-Year Option")     of the Company. This account is a
                                 long-term investment option, providing
                                 a guaranteed interest rate for a
                                 guaranteed period (three, five, seven,
                                 or ten years) ("MVA Term"). Please see
                                 your Contract for minimum investment
                                 amounts and other requirements and
                                 restrictions. This option may not be
                                 available in all employee plans or
                                 states. All MVA Terms may not be
                                 available. Please see your financial
                                 advisor for information on the MVA
                                 Terms that are currently offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. AIG VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options

The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Mutual Funds available to the general public will not be available within your Contract. Funds that are available in a tax-deferred nonqualified variable annuity, under Internal Revenue Code Section 72, and also for ineligible deferred compensation 457(f) plans and private sector top-hat plans include VALIC Company I and II, Janus Adviser Worldwide Fund and Templeton Global Asset Allocation Fund.

The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We also show the investment adviser for each Fund, and investment sub-adviser, if applicable. Please see the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment strategy and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from AIG VALIC at 1-800-428-2542 (press 1, then 3) or online at www.aigvalic.com.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and

--------------------------------------------------------------------------------

shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

AIG SunAmerica Asset Management Corp. and AIG Global Investment Corp. are each affiliated with the adviser, VALIC, due to common ownership. Please note that the Ariel Fund and Ariel Appreciation Fund are not available in any 457 plans, except by special arrangement.

Funds marked with (RF) will be available Variable Account Options beginning May 30, 2006. Funds marked with (FS) will no longer be available as of May 26, 2006.

    Variable Account Options                   Investment Objective                    Adviser and Sub-Adviser
    ------------------------                   --------------------                    -----------------------
AIG SunAmerica                   Each High Watermark Fund seeks to generate         Adviser: Trajectory Asset
2010 High Watermark Fund         capital appreciation to the extent consistent      Management LLC
                                 with preservation of capital investment gains in
AIG SunAmerica                   order to have a net asset value ("NAV") on its     (AIG SunAmerica Asset
2015 High Watermark Fund         Protected Maturity Date at least equal to the      Management Corp. is the daily
                                 Protected High Watermark Value. Each High          business manager.)
AIG SunAmerica                   Watermark Fund seeks high total return as a
2020 High Watermark Fund         secondary objective.

                                 If you hold your Variable Investment Option Units until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High
                                 Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High Watermark Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value subsequent to the last paid dividend or distribution). This is known as the Protected
                                 High Watermark Value.

                                 The Protected Maturity Date for each High
                                 Watermark Fund is:
                                 2010 High Watermark Fund            August 31,
                                 2010
                                 2015 High Watermark Fund            August 31,
                                 2015
                                 2020 High Watermark Fund            August 31,
                                 2020

                                 If you may need access to your money at any point prior to the Protected Maturity Date, you should consider the appropriateness of investing in the High Watermark Funds. Investors who redeem before the Protected Maturity Date will receive the current Purchase Unit value of the investment, which may be less than either the Protected High
                                 Watermark Value or the initial investment.

                                 An investment in the High Watermark Funds may not be appropriate for persons enrolled in Guided
                                 Portfolio Services/SM/, an investment advisory product offered by VALIC Financial Advisors, Inc.

AIM Large Cap Growth Fund        Seeks long-term growth of capital by investing     Adviser: AIM Advisors, Inc.
              (FS)               primarily in marketable equity securities,
                                 including convertible securities and other
                                 securities, such as synthetic instruments, of
                                 large-capitalization companies with a market
                                 capitalization no smaller than the smallest
                                 capitalized company included in the Russell
                                 1000(R) Index at the time of purchase.

American Century Ultra Fund      Seeks long-term capital growth through             Adviser: American Century
              (FS)               investments primarily in common stocks that are    Investment Management, Inc.
                                 considered to have greater-than-average chance to
                                 increase in value over time.

Ariel Appreciation Fund -- a     Seeks long-term capital appreciation by investing  Adviser: Ariel Capital series of Ariel Investment Trust primarily in the stocks of medium-sized companies  Management, LLC with market capitalizations between $2.5 billion
                                 and $15 billion at the time of initial purchase.

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    Variable Account Options                    Investment Objective                   Adviser and Sub-Adviser
    ------------------------                    --------------------                   -----------------------
Ariel Fund -- a series of Ariel   Seeks long-term capital appreciation by investing  Adviser: Ariel Capital
Investment Trust                  primarily in the stocks of small companies with a  Management, LLC market capitalization generally between $1
                                  billion and $5 billion at the time of
                                  initial purchase.

Credit Suisse Small Cap           Seeks capital growth by investing in equity        Adviser: Credit Suisse Asset
Growth Fund                       securities of small U.S. companies. The Adviser    Management, LLC
              (FS)                uses a growth investment style and looks for
                                  either developing or older companies in a growth
                                  stage or companies providing products or services
                                  with a high unit-volume growth rate.

Dreyfus BASIC U.S. Mortgage       Seeks as high a level of current income as is      Adviser: The Dreyfus
Securities Fund                   consistent with the preservation of capital. To    Corporation
              (FS)                pursue this goal, the fund normally invests in
                                  mortgage-related securities issued or guaranteed
                                  by the U.S. government or its agencies or
                                  instrumentalities.

Evergreen Equity Income           Seeks current income and capital growth by         Adviser: Evergreen
Fund -- a series of Evergreen     investing primarily in equity securities across    Investment Management
Equity Trust                      all market capitalizations that produce income.    Company, LLC
              (FS)

Evergreen Fundamental Large       Seeks capital growth with the potential for        Adviser: Evergreen
Cap Fund -- a series of           current income by investing primarily in common    Investment Management
Evergreen Equity Trust            stocks of large companies whose market             Company, LLC
              (FS)                capitalizations fall within the Russell 1000(R)
                                  Index.

Evergreen Special Equity          Seeks capital growth by investing primarily in     Adviser: Evergreen
Fund -- a series of Evergreen     common stocks of small U.S. companies, typically   Investment Management
Select Equity Trust               having a market capitalization that falls within   Company, LLC
              (FS)                the range tracked by the Russell 2000(R) Index at
                                  the time of purchase. The fund invests in stocks
                                  of companies that the Adviser believes have the
                                  potential for accelerated growth in earnings and
                                  price.

Evergreen Special Values          Seeks capital growth in the value of its shares    Adviser: Evergreen
Fund -- a series of Evergreen     by investing primarily in common stocks of small   Investment Management
Equity Trust                      U.S. companies (companies having a market          Company, LLC
              (FS)                capitalization that falls within the range
                                  tracked by the Russell 2000(R) Index at the time
                                  of purchase).

Janus Adviser Worldwide           Seeks long-term growth of capital in a manner      Adviser: Janus Capital
Fund -- a series of Janus         consistent with the preservation of capital by     Management, LLC
Adviser Series                    investing in common stocks of companies of any
              (FS)                size located throughout the world. The fund
                                  normally invests in issuers from at least five
                                  different countries, including the U.S.

Janus Fund                        Seeks long-term growth of capital in a manner      Adviser: Janus Capital
              (FS)                consistent with the preservation of capital. The   Management, LLC
                                  fund invests primarily in common stocks selected
                                  for their growth potential and generally invests
                                  in larger, more established companies.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of       Adviser: Holland Capital
                                  capital. The receipt of dividend income is a       Management, L.P.
                                  secondary consideration. The fund will invest in
                                  a diversified portfolio of equity securities of
                                  mid-to large-capitalization growth companies.

MSIF Trust Mid Cap Growth         Seeks long-term capital growth and appreciation    Adviser: Morgan Stanley
Portfolio -- a series of Morgan   by investing primarily in growth-oriented equity   Investment Management Inc.
Stanley Institutional Funds Trust securities of U.S. mid-cap companies, and, to a
              (FS)                limited extent, foreign companies. Mid-cap
                                  companies are those with market capitalizations
                                  of generally less than $35 billion.

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   Variable Account Options                   Investment Objective                   Adviser and Sub-Adviser
   ------------------------                   --------------------                   -----------------------
Putnam Global Equity Fund       Seeks capital appreciation by investing mainly in  Adviser: Putnam Investment
             (FS)               common stocks of companies worldwide. The Adviser  Management, LLC invests mainly in mid-sized and large companies
                                with favorable investment potential. Investments
                                in developed countries is emphasized, though the
                                fund may also invest in developing (emerging)
                                markets.

 Putnam New Opportunities Fund  Seeks long-term capital appreciation by investing  Adviser: Putnam Investment
             (FS)               mainly in the common stocks of U.S. companies,     Management, LLC
                                with a focus on growth stocks in sectors of the
                                economy that the Adviser believes have high
                                growth potential.

Putnam OTC & Emerging           Seeks capital appreciation by investing mainly in  Adviser: Putnam Investment
Growth Fund                     common stocks of U.S. companies traded in the      Management, LLC
             (FS)               over-the-counter ("OTC") market and "emerging
                                growth" companies listed on securities exchanges,
                                with a focus on growth stocks. Emerging growth
                                companies are those that the Adviser believes
                                have a leading or proprietary position in a
                                growing industry or are gaining market share in
                                an established industry.

Sit Mid Cap Growth Fund         Seeks to maximize long-term capital appreciation   Adviser: Sit Investment
             (FS)               by investing in the common stocks of companies     Associates, Inc.
                                with capitalizations of $2 billion to $15 billion
                                at the time of purchase. The Adviser invests in
                                domestic growth-oriented medium to small
                                companies it believes exhibit the potential for
                                superior growth.

Sit Small Cap Growth Fund       Seeks to maximize long-term capital appreciation   Adviser: Sit Investment
             (FS)               by investing in the common stocks of companies     Associates, Inc.
                                with capitalizations of $2.5 billion or less at
                                the time of purchase. The Adviser invests in
                                domestic growth-oriented small companies it
                                believes exhibit the potential for superior
                                growth.

Templeton Foreign Fund -- a     Seeks long-term capital growth by investing        Adviser: Templeton Global
series of Templeton Funds, Inc. mainly in the equity securities of companies       Advisors Limited
             (FS)               located outside the U.S., including emerging
                                markets.

Templeton Global Asset          Seeks high total return by normally investing in   Adviser: Templeton
Allocation Fund -- a series of  equity securities of companies of any country,     Investment Counsel, LLC
Franklin Templeton Variable     debt securities of companies and governments of    Sub-Adviser: Franklin
Insurance Products Trust        any country, and in money market instruments.      Advisers, Inc.
             (FS)               While the fund's debt securities investments
                                focus on those that are investment grade, the
                                fund also may invest in high-yield, lower-rated
                                bonds.

Vanguard LifeStrategy           Seeks to provide current income and low to         The fund does not employ an
Conservative Growth Fund        moderate capital appreciation. This is a fund of   investment adviser. Instead,
                                funds, investing in other Vanguard mutual funds    the fund's Board of Trustees
                                according to a fixed formula that typically        decides how to allocate the
                                results in an allocation of about 40% of assets    fund's assets among the
                                to bonds, 20% to short-term fixed income           underlying funds.
                                investments, and 40% to common stocks. The fund's
                                indirect bond holdings are a diversified mix of
                                short-, intermediate- and long-term U.S.
                                government, agency, and investment-grade
                                corporate bonds, as well as mortgage-backed
                                securities. The fund's indirect stock holdings
                                consist substantially of large-cap U.S. stocks
                                and, to a lesser extent, mid- and small-cap U.S.
                                stocks and foreign stocks.

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Variable Account Options               Investment Objective                    Adviser and Sub-Adviser
------------------------               --------------------                    -----------------------
Vanguard LifeStrategy    Seeks to provide capital appreciation and some     The fund does not employ an
Growth Fund              current income. This is a fund of funds,           investment adviser. Instead,
                         investing in other Vanguard mutual funds           the fund's Board of Trustees
                         according to a fixed formula that typically        decides how to allocate the
                         results in an allocation of about 80% of assets    fund's assets among the
                         to common stocks and 20% to bonds. The fund's      underlying funds.
                         indirect stock holdings consist substantially of
                         large-cap U.S. stocks and to a lesser extent,
                         mid- and small-cap U.S. stocks and foreign
                         stocks. Its indirect bond holdings are a
                         diversified mix of short-, intermediate- and
                         long-term U.S. government, agency, and
                         investment-grade corporate bonds, as well as
                         mortgage-backed and asset-backed securities.

Vanguard LifeStrategy    Seeks to provide capital appreciation and a low    The fund does not employ an
Moderate Growth Fund     to moderate level of current income. This is a     investment adviser. Instead,
                         fund of funds, investing in other Vanguard mutual  the fund's Board of Trustees funds according to a fixed formula that typically  decides how to allocate the
                         results in an allocation of about 60% of assets    fund's assets among the
                         to common stocks and 40% to bonds. The fund's      underlying funds.
                         indirect stock holdings consist substantially of
                         large-cap U.S. stocks and, to a lesser extent,
                         mid- and small-cap U.S. stocks and foreign
                         stocks. The fund's indirect bond holdings are a
                         diversified mix of short-, intermediate- and
                         long-term U.S. government, agency, and
                         investment-grade corporate bonds, as well as
                         mortgage-backed securities.

Vanguard Long-Term       Seeks to provide a high and sustainable level of   Adviser: Wellington
Investment-Grade Fund    current income by investing in a variety of high   Management Company, LLP
                         quality and, to a lesser extent, medium-quality
                         fixed income securities. The fund is expected to
                         maintain a dollar-weighted average maturity of 15
                         to 25 years.

Vanguard Long-Term       Seeks to provide a high and sustainable level of   Adviser: The Vanguard Group
Treasury Fund            current income by investing primarily in U.S.
                         Treasury securities. The fund is expected to
                         maintain a dollar-weighted average maturity
                         between 15 and 30 years.

Vanguard Wellington Fund Seeks to provide long-term capital appreciation    Adviser: Wellington
                         and reasonable current income by investing in      Management Company, LLP
                         dividend-paying, and, to a lesser extent,
                         non-dividend-paying common stocks of established
                         large- and medium-sized companies. In choosing
                         these companies, the Adviser seeks those that
                         appear to be undervalued but which have prospects
                         to improve. The fund also invests in investment
                         grade corporate bonds, with some exposure to U.S.
                         Treasury, government agency and
                         mortgage-backed securities.

Vanguard Windsor II Fund Seeks to provide long-term capital appreciation    Advisers: Armstrong, Shaw
                         and income. The fund invests mainly in medium-     Associates, Inc.; Barrow,
                         and large-sized companies whose stocks are         Hanley, Mewhinney &
                         considered by the fund's advisers to               Strauss, Inc.; Equinox Capital
                         be undervalued.                                    Management, LLC; Hotchkis
                                                                            and Wiley Capital
                                                                            Management, LLC; Tukman
                                                                            Capital Management, Inc.; and
                                                                            The Vanguard Group

VALIC Company I

Asset Allocation Fund    Seeks maximum aggregate rate of return over the    Adviser: VALIC
                         long term through controlled investment risk by    Sub-Adviser: AIG Global
                         adjusting its investment mix among stocks,         Investment Corp.
                         long-term debt securities and short-term money
                         market securities.

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  Variable Account Options                 Investment Objective                   Adviser and Sub-Adviser
  ------------------------                 --------------------                   -----------------------
Blue Chip Growth Fund        Seeks long-term capital growth by investing in     Adviser: VALIC
                             the common stocks of large and medium-sized blue   Sub-Adviser: T. Rowe Price
                             chip growth companies. Income is a secondary       Associates, Inc.
                             objective.

Broad Cap Value Income Fund  The fund seeks total return through capital        Advisor: VALIC
            (RF)             appreciation with income as a secondary            Sub-Advisor: Barrow, Hanley,
                             objective. The fund invests primarily in equity    Mewhinney & Straus, Inc.
                             securities of U.S. large- and
                             medium-capitalization companies that are
                             undervalued.

Capital Conservation Fund    Seeks the highest possible total return            Adviser: VALIC
                             consistent with the preservation of capital        Sub-Adviser: AIG Global
                             through current income and capital gains on        Investment Corp.
                             investments in intermediate- and long-term debt
                             instruments and other income-producing securities.

Core Equity Fund             Seeks to provide long-term growth of capital       Adviser: VALIC
                             through investment primarily in the equity         Sub-Advisers: WM Advisors,
                             securities of large-cap quality companies with     Inc. and Wellington
                             long-term growth potential.                        Management Company, LLP

Foreign Value Fund           Seeks long-term growth of capital by investing in  Advisor: VALIC
            (RF)             equity securities of companies located outside     Sub-Advisor: Templeton
                             the U.S., including emerging markets.              Global Advisors Limited

Global Equity Fund           Seeks capital appreciation by investing primarily  Advisor: VALIC
            (RF)             in mid-cap and large-cap companies with market     Sub-Advisor: Putnam
                             capitalizations in excess of $1 billion, although  Investment Management, LLC it can invest in companies of any size.

Global Strategy Fund         Seeks high return by investing in equity           Advisor: VALIC
            (RF)             securities of companies in any country, fixed      Sub-Advisor: Franklin
                             income (debt) securities of companies and          Advisors, Inc. And Templeton
                             governments of any country, and in money marker    Investment Counsel, LLC
                             instruments.

Government Securities Fund   Seeks high current income and protection of        Adviser: VALIC
                             capital through investments in intermediate- and   Sub-Adviser: AIG Global
                             long-term U.S. government and                      Investment Corp.
                             government-sponsored debt securities.

Growth & Income Fund         Seeks to provide long-term growth of capital and   Adviser: VALIC
                             secondarily, current income, through investment    Sub-Adviser: AIG SunAmerica
                             in common stocks and equity-related securities.    Asset Management Corp.

Health Sciences Fund         Seeks long-term capital growth through             Adviser: VALIC
                             investments primarily in the common stocks of      Sub-Adviser: T. Rowe Price
                             companies engaged in the research, development,    Associates, Inc.
                             production, or distribution of products or
                             services related to health care, medicine, or the
                             life sciences.

Income & Growth Fund         Seeks capital growth by investing in common        Adviser: VALIC
                             stocks, though the fund may invest in securities   Sub-Adviser: American
                             other than stocks. Current income is a secondary   Century Investment
                             consideration.                                     Management, Inc.

Effective with the Fund      The Core Value Fund will not change its            Adviser: VALIC
Substitution, the Income &   Investment Objective. Two investment strategies    Sub-Advisers: American
Growth Fund will change its  will be utilized. Half of the assets will be       Century Investment
name to the Core Value Fund. managed by employing a quantitative income and     Management, Inc. and
                             growth investment strategy, while the remainder    American Century Global
                             of the assets will be managed using a portfolio    Investment Management, Inc.
                             optimization technique. The goal is to create a
                             fund that provides better returns than its
                             benchmark without taking on significant
                             additional risk. The sub-adviser also attempts to
                             create a dividend yield for the Fund that will be
                             greater than that of the S&P 500(R) Index.

--------------------------------------------------------------------------------

  Variable Account Options                  Investment Objective                   Adviser and Sub-Adviser
  ------------------------                  --------------------                   -----------------------
Inflation Protected Fund      Seeks maximum real return, consistent with         Adviser: VALIC
                              appreciation of capital and prudent investment     Sub-Adviser: AIG Global
                              engagement. The fund invests in inflation-indexed  Investment Corp.
                              bonds of varying maturities issued by U.S. and
                              non-U.S. governments and corporations.

International Equities Fund   Seeks to provide long-term growth of capital       Adviser: VALIC
                              through investments primarily in a diversified     Sub-Adviser: AIG Global
                              portfolio of equity and equity-related securities  Investment Corp.
                              of foreign issuers that, as a group, the
                              Sub-Adviser believes may provide investment
                              results closely corresponding to the performance
                              of the Morgan Stanley Capital International,
                              Europe, Australasia and the Far East Index.

International Government      Seeks high current income through investments      Adviser: VALIC
Bond Fund                     primarily in investment grade debt securities      Sub-Adviser: AIG Global
                              issued or guaranteed by foreign governments. This  Investment Corp.
                              fund is classified as "non-diversified" because
                              it expects to concentrate in certain foreign
                              government securities. Also, the fund attempts to
                              have all of its investments payable in foreign
                              securities. The fund may convert its cash to
                              foreign currency.

International Growth I Fund   Seeks capital growth through investments           Adviser: VALIC
                              primarily in equity securities of issuers in       Sub-Adviser: American
                              developed foreign countries. The Sub-Adviser uses  Century Global Investment
                              a growth strategy it developed to invest in        Management, Inc., AIM
                              stocks it believes will increase in value over     Capital Management, Inc. and
                              time.                                              Massachusetts Financial
                                                                                 Services Company

Large Cap Core Fund           Seeks capital growth with the potential for        Advisor: VALIC
            (RF)              current income by investing in the common stocks   Sub-Advisor: Evergreen
                              of large-sized U.S. companies (i.e., companies     Investment
                              whose market capitalization falls within the       Management Company
                              range tracked of the Russell 1000(R)).

Large Cap Growth Fund         Seeks to provide long-term growth of capital by    Adviser: VALIC
                              normally investing in common stocks of             Sub-Adviser: AIG SunAmerica
                              well-established, high-quality growth companies.   Asset Management Corp.

Large Capital Growth Fund     Seeks to provide long-term growth of capital by    Advisor: VALIC
            (RF)              investing in securities of large-cap companies.    Sub-advisor: A I M Capital
                                                                                 Management, Inc. and AIG
                                                                                 SunAmerica Asset
                                                                                 Management Corp.

Mid Cap Index Fund            Seeks to provide growth of capital through         Adviser: VALIC
                              investments primarily in a diversified portfolio   Sub-Adviser: AIG Global
                              of common stocks that, as a group, are expected    Investment Corp.
                              to provide investment results closely
                              corresponding to the performance of the S&P
                              MidCap 400(R) Index.

Mid Cap Strategic Growth Fund Seeks long-term capital growth by investing        Advisor: VALIC
(Formerly Mid Capital         primarily in growth-oriented equity securities of  Sub-Advisor: Morgan Stanley
Growth Fund)                  U.S. mid-cap companies and, to a limited extent,   Investment Management, Inc.
            (RF)              foreign companies.                                 d/b/a Van Kampen and Brazos
                                                                                 Capital Management, LP

Money Market I Fund           Seeks liquidity, protection of capital and         Adviser: VALIC
                              current income through investments in short-term   Sub-Adviser: AIG SunAmerica
                              money market instruments.                          Asset Management Corp.

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  Variable Account Options                  Investment Objective                    Adviser and Sub-Adviser
  ------------------------                  --------------------                    -----------------------
Nasdaq-100(R) Index Fund      Seeks long-term capital growth through             Adviser: VALIC
                              investments in the stocks that are included in     Sub-Adviser: AIG Global
                              the Nasdaq-100 Index(R). The fund is a             Investment Corp.
                              non-diversified fund, meaning that it can invest
                              more than 5% of its assets in the stocks of one
                              company. The fund concentrates in the technology
                              sector, in the proportion consistent with the
                              industry weightings in the Index.

Science & Technology Fund     Seeks long-term capital appreciation through       Adviser: VALIC
                              investments primarily in the common stocks of      Sub-Adviser: T. Rowe Price
                              companies that are expected to benefit from the    Associates, Inc. and RCM
                              development, advancement, and use of science and   Capital Management LLC
                              technology. Several industries are likely to be
                              included, such as electronics, communications,
                              e-commerce, information services, media, life
                              sciences and health care, environmental services,
                              chemicals and synthetic materials,
                              nanotechnology, energy equipment and services and
                              defense and aerospace.

Small Cap Aggressive          Seeks capital growth by investing in equity        Advisor: VALIC
Growth Fund                   securities of small U.S. companies.                Sub-advisor: Credit Suisse
            (RF)                                                                 Asset Management, LLC

Small Cap Fund                Seeks to provide long-term capital growth by       Adviser: VALIC
                              investing primarily in the stocks of small         Sub-Advisers: American
                              companies, with market capitalizations at the      Century Investment
                              time of purchase which fall 1) below range of      Management, Inc., Franklin
                              companies in either the current Russell 2000(R)    Portfolio Associates, Inc. and
                              or S&P Small Cap Index, or 2) below the three      T. Rowe Price Associates, Inc.
                              year average maximum market cap of companies in
                              the index as of December 31 of the three
                              preceeding years.

Small Cap Index Fund          Seeks to provide growth of capital through         Adviser: VALIC
                              investment primarily in a diversified portfolio    Sub-Adviser: AIG Global
                              of common stocks that, as a group, the             Investment Corp.
                              Sub-Adviser believes may provide investment
                              results closely corresponding to the performance
                              of the Russell 2000(R) Index.

Small Cap Special Values Fund Seeks to produce growth of capital by investing    Advisor: VALIC
            (RF)              primarily in common stocks of small U.S.           Sub-Advisor: Evergreen
                              companies.                                         Investment Management
                                                                                 Company and Putnam
                                                                                 Investment Management, LLC

Small Cap Strategic           Seeks capital growth by investing primarily in     Advisor: VALIC
Growth Fund                   common stocks whose market capitalizations fall    Sub-Advisor: Evergreen
            (RF)              within the range tracked by the Russell 2000(R)    Investment
                              Index, at the time of purchase.                    Management Company

Social Awareness Fund         Seeks to obtain growth of capital through          Adviser: VALIC
                              investment, primarily in common stocks, in         Sub-Adviser: AIG Global
                              companies which meet the social criteria           Investment Corp.
                              established for the fund. The fund does not
                              invest in companies that are significantly
                              engaged in the production of nuclear energy; the
                              manufacture of military weapons or delivery
                              systems; the manufacture of alcoholic beverages
                              or tobacco products; the operation of gambling
                              casinos; or business practices or the production
                              of products that significantly pollute the
                              environment.

Stock Index Fund              Seeks long-term capital growth through investment  Adviser: VALIC
                              in common stocks that, as a group, are expected    Sub-Adviser: AIG Global
                              to provide investment results closely              Investment Corp.
                              corresponding to the performance of the S&P
                              500(R) Index.

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Variable Account Options                Investment Objective                  Adviser and Sub-Adviser
------------------------                --------------------                  -----------------------
VALIC Ultra Fund          Seeks long-term capital growth by investing in     Advisor: VALIC
          (RF)            larger-sized companies it believes will increase   Sub-Advisor: American
                          in value over time.                                Century Investment
                                                                             Management, Inc.

Value Fund                Seeks capital growth and current income through    Adviser: VALIC
                          investments primarily in common stocks of large    Sub-Adviser:
                          U.S. companies, focusing on value stocks that the  OppenheimerFunds, Inc.
                          Sub-Adviser believes are currently undervalued by
                          the market.

VALIC Company II

Aggressive Growth         Seeks growth through investments in a combination  Adviser: VALIC
Lifestyle Fund            of the different funds offered in VALIC Company I  Sub-Adviser: AIG Global
                          and VALIC Company II. This fund of funds is        Investment Corp.
                          suitable for investors seeking the potential for
                          capital growth that a fund investing
                          predominately in equity securities may offer.

Capital Appreciation Fund Seeks long-term capital appreciation by investing  Adviser: VALIC
                          primarily in a broadly diversified portfolio of    Sub-Adviser: Credit Suisse
                          stocks and other equity securities of U.S.         Asset Management, LLC
                          companies.

Conservative Growth       Seeks current income and low to moderate growth    Adviser: VALIC
Lifestyle Fund            of capital through investments in a combination    Sub-Adviser: AIG Global
                          of the different funds offered in VALIC Company I  Investment Corp.
                          and VALIC Company II. This fund of funds is
                          suitable for investors who invest in equity
                          securities, but who are not willing to assume the
                          market risks of either the Aggressive Growth
                          Lifestyle Fund or the Moderate Growth Lifestyle
                          Fund.

Core Bond Fund            Seeks the highest possible total return            Adviser: VALIC
                          consistent with the conservation of capital        Sub-Adviser: AIG Global
                          through investments in medium- to high-quality     Investment Corp.
                          fixed income securities. These securities include
                          corporate debt securities of foreign or domestic
                          companies, securities issued or guaranteed by the
                          U.S. government, mortgage-backed, or asset-backed
                          securities.

High Yield Bond Fund      Seeks the highest possible total return and        Adviser: VALIC
                          income consistent with conservation of capital     Sub-Adviser: AIG Global
                          through investment in a diversified portfolio of   Investment Corp.
                          high yielding, high risk fixed income securities.
                          These securities include below-investment-grade
                          junk bonds.

International Small Cap   Seeks to provide long-term capital appreciation    Adviser: VALIC
Equity Fund               through equity and equity-related securities of    Sub-Adviser: AIG Global
                          small cap companies throughout the world,          Investment Corp.
                          excluding the U.S.

Large Cap Value Fund      Seeks to provide total returns that exceed over    Adviser: VALIC
                          time the Russell 1000(R) Value Index through       Sub-Adviser: SSgA Funds
                          investment in equity securities. The Russell       Management, Inc.
                          1000(R) Value Index is a sub-index of the Russell
                          3000(R) Index, which follows the 3,000 largest
                          U.S. companies, based on total market
                          capitalization.

Mid Cap Growth Fund       Seeks long-term capital appreciation principally   Adviser: VALIC
                          through investments in medium-capitalization       Sub-Adviser: AIM Capital
                          equity securities, such as common and preferred    Management, Inc.
                          stocks and securities convertible into common
                          stocks. The Sub-Adviser defines mid-sized
                          companies as companies that are included in the
                          Russell Mid-Cap(R) Index.

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   Variable Account Options                  Investment Objective                   Adviser and Sub-Adviser
   ------------------------                  --------------------                   -----------------------
Mid Cap Value Fund             Seeks capital growth, through investment in        Adviser: VALIC
                               equity securities of medium capitalization         Sub-Adviser: FAF Advisors,
                               companies using a value-oriented investment        Inc. and Wellington
                               approach. Mid-capitalization companies include     Management Company, LLP
                               companies with a market capitalization equaling
                               or exceeding $500 million, but not exceeding the
                               largest market capitalization of the Russell
                               Mid-Cap(R) Index range.

Moderate Growth Lifestyle Fund Seeks growth and current income through            Adviser: VALIC
                               investments in a combination of the different      Sub-Adviser: AIG Global
                               funds offered in VALIC Company I and VALIC         Investment Corp.
                               Company II. This fund of funds is suitable for
                               investors who invest in equity securities, but
                               who are not willing to assume the market risks of
                               the Aggressive Growth Lifestyle Fund.

Money Market II Fund           Seeks liquidity, protection of capital and         Adviser: VALIC
                               current income through investments in short-term   Sub-Adviser: AIG SunAmerica
                               money market instruments.                          Asset Management Corp.

Small Cap Growth Fund          Seeks to provide long-term capital growth through  Adviser: VALIC investments primarily in the equity securities of  Sub-Adviser: Franklin
                               small companies with market caps not exceeding     Advisers, Inc.
                               $1.5 billion or the highest market cap value in
                               the Russell 2000(R) Growth Index, whichever is
                               greater, at the time of purchase.

Small Cap Value Fund           Seeks to provide maximum long-term return,         Adviser: VALIC
                               consistent with reasonable risk to principal, by   Sub-Advisers: JPMorgan
                               investing primarily in securities of               Investment Advisors, Inc.
                               small-capitalization companies in terms of
                               revenue and/or market capitalization. Small-cap
                               companies are companies whose total market
                               capitalizations range from $100 million to $3
                               billion at the time of purchase.

Socially Responsible Fund      Seeks to obtain growth of capital through          Adviser: VALIC
                               investment, primarily in equity securities, of     Sub-Adviser: AIG Global
                               companies which meet the social criteria           Investment Corp.
                               established for the fund. The fund does not
                               invest in companies that are significantly
                               engaged in the production of nuclear energy; the
                               manufacture of weapons or delivery systems; the
                               manufacture of alcoholic beverages or tobacco
                               products; the operation of gambling casinos; or
                               business practices or the production of products
                               that significantly pollute the environment.

Strategic Bond Fund            Seeks the highest possible total return and        Adviser: VALIC
                               income consistent with conservation of capital     Sub-Adviser: AIG Global
                               through investment in a diversified portfolio of   Investment Corp.
                               income producing securities. The fund invests in
                               a broad range of fixed-income securities,
                               including investment-grade bonds, U.S. government
                               and agency obligations, mortgage-backed
                               securities, and U.S., Canadian, and foreign high
                               risk, high yield bonds.

A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.aigvalic.com.

Purchase Period
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The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                       Initial Subsequent
                      Contract Type    Payment  Payment
                      -------------    ------- ----------
                      Periodic Payment $   30     $ 30
                      Single Payment.. $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, within 2 Business Days we will:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment option chosen by your employer. If your employer chooses another investment option other than a Money Market Division, the value of your investment may fluctuate and you could lose money. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement with your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment option chosen by your employer. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient

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posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by us or directly by our bank by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following the close of regular trading of the NYSE, normally 4:00 p.m. Eastern time. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (equals)
              All Purchase Payments made to the Fixed Account Options
          +   (plus)
              Amounts transferred from Variable Account Options to the Fixed Account Options
          +   (plus)
              All interest earned
          -   (minus)
              Amounts transferred or withdrawn from Fixed Account
              Options (including applicable fees and charges)

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* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of each Variable Account Option will change each Business Day depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of the separate account charges. See "Fees and Charges." Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

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Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

IncomeLOCK

IncomeLOCK automatically locks-in the highest Anniversary Value (the MAV) during the first 10 years after it is elected (each, a "Benefit Year") and guarantees annual withdrawals based on the MAV over the period that the Benefit is in effect. You may be able to extend the MAV Evaluation Period for an additional ten years as discussed below (an "Extension"). Additionally, you may take withdrawals over the lifetime of the owner as more fully described below.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the Benefit and a description of the effect of RMDs on the Benefit. The table below is a summary of the IncomeLOCK feature and applicable components of the Benefit.

                                    Maximum                 Maximum
                                     Annual     Initial      Annual
                                   Withdrawal   Minimum    Withdrawal
                                   Percentage  Withdrawal  Percentage
                                     Prior    Period Prior     if
                                     to any      to Any    Extension
          Time of First Withdrawal Extension   Extension   is Elected
          ------------------------ ---------- ------------ ----------
          Before 5th Benefit Year
            anniversary...........      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary......     10        10 Years      10
          On or after the Contract            Life of the
            owner's 65th                         Contract
            birthday..............      5           owner*      5

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* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the

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current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
--------
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

Transfers Between Investment Options
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted on www.aigvalic.com. Your employer's plan may also limit your rights to transfer.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 15 transfers per calendar year between Account Options. These transfers may be submitted via the internet or by telephone. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. Transfers resulting from your participation in the Guided Portfolio Services/SM/ Portfolio Manager Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

The Contracts and Account Options are not designed to accommodate short-term trading or "market timing" organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover, as well as raising recordkeeping and transaction costs. Further, excessive trading harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we will require that transfers be submitted in writing by regular U.S. mail, to protect the other investors.

Regardless of the number of transfers you have made, we will monitor and may restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. We will notify you in writing if you are restricted to mailing transfer requests to us via the U.S. mail service. Some of the factors we will consider when reviewing transfer activities include:

  .   the dollar amount of the transfer;

  .   the total assets of the Variable Account Option involved in the transfer;

  .   the number of transfers completed in the current calendar quarter; or

  . whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

We intend to enforce these frequent trading policies uniformly for all Contract Owners and Participants. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

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The Fixed Account Options are subject to additional restrictions:

Fixed Account Option           Value        Frequency                           Other Restrictions
--------------------           -----        ---------                           ------------------
                                                       If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90
                           Up to 20% per               days may receive a different rate of interest than your new Purchase
Fixed Account Plus:       Participant Year At any time                             Payments.(1)
-------------------       ---------------- -----------                             ------------
                             100%          At any time If Account Value is less than or equal to $500.

Short-Term Fixed Account:    Up to 100%    At any time After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):        Up to 100%    At any time Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (AIG VALIC Online), using the self-service automated phone system (AIG VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using AIG VALIC Online or AIG VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated. Normally, this will be 4:00 p.m. Eastern time; otherwise,

  .   The next date values are calculated.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                       % of Account Value                    Frequency
-------------                                       ------------------                    ---------
Variable Payout:                                        Up to 100%                   Once every 365 days
Combination Fixed and Variable Payout: Up to 100% of money in variable option payout Once every 365 days
Fixed Payout:                                          Not permitted                         N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.aigvalic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

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  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another AIG VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges

The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% of the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce or waive the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

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In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, proxy mailing and tabulation, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.375% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. We use these fees received to directly reduce the Separate Account Charges; thus, the net separate account charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

IncomeLOCK

The annualized fee for IncomeLOCK is calculated as 0.65% of the Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the Benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

Other Tax Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Payout Period
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

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The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

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Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.


Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                    Allowed  = (equals) Your Account Value(1)
                   Surrender                  - (minus)
                     Value                 Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

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Under the Louisiana Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                 The amount           /       Your Purchase Units
            surrendered from the   (divided next computed after the
           Variable Account Option   by)      written request for
                  + (plus)                  surrender is received at
            Any surrender charge                our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

IncomeLOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

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The amount of any withdrawal which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No Withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of your RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered excess withdrawals. We define excess withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the excess withdrawal; or (b) the relative size of the excess withdrawal in relation to the Account Value on the next Benefit Anniversary after the excess withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in an appendix to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the excess withdrawal minus the amount of the excess withdrawal, or;

      (b) is the Benefit Base immediately prior to the excess withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the excess withdrawal is reduced by the amount of the excess withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no excess withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are excess withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no excess withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are excess withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an excess withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the Benefit; or,

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(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Exchange Privilege
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We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director. If you elect to exercise one of these exchange offers, you should contact your financial advisor. An exchange may require the issuance of a Contract or may be subject to any other requirements that the Company may impose.

Restrictions on Exchange Privilege

We will impose certain general restrictions and rules on the exchange privileges.

  .   Partial exchanges are not permitted.

  . Exchanges from Portfolio Director to other contract forms are not permitted, except at the discretion of the Company.

  . This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the other contracts listed below, you must exchange directly into the Fixed Account Options of Portfolio Director. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

Taxes and Conversion Costs

We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director.

Surrender Charges

We will generally not impose existing surrender charges as a result of your electing to exchange from one of the other contracts.

For purposes of determining surrender charges, We often consider time in the contract. For SPQ-181 and SPQ-181-1 Contracts, the contract date for determining surrender charges under Portfolio Director will be the SPQ-181 and SPQ-181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director, the contract date for surrender charges purposes becomes January 1, 1994.

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For any other contract, the contract date for determining surrender charges under Portfolio Director will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director.)

If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider Purchase Payments in the other contract to have been transferred to Portfolio Director for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

Exchange Offers for Contracts Other Than Portfolio Director

The following other contracts may be exchanged.

  .   V-Plan Contracts (IFA-582 and GFA-582 Contracts)

  .   Compounder Contracts (C-1-75 and IFA-78 Contracts)

  .   Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

  .   Impact Contracts (UIT-981 Contracts)

  .   SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

  .   FSPA-75, FSPA-73-3, FSPA-779 Contracts

  .   SPQ-181, SPQ-181-1 Contracts

  .   CTA 978 Contract

  .   TFA-379 Contract

  .   SDA-578, SDA-773-T Contract

  .   IRA-579 Contracts

Portfolio Director will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

Comparison of Contracts

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director. A more detailed comparison of the features, charges, and restrictions between each above listed other contract and Portfolio Director is provided in the Statement of Additional Information.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to the other contract's most recently dated prospectus for a complete description of the contract terms and conditions.

Features of Portfolio Director

In deciding whether you want to exercise these exchange privileges, you should consider the following features of Portfolio Director.

  .   Portfolio Director has more investment options from which to select.

  . Portfolio Director has several publicly available mutual funds as variable account options.

  . The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

  .   Portfolio Director has an Interest Guaranteed Death Benefit.

  . Portfolio Director's Fund fees and charges are different than the other contracts and in some cases may be higher.

  . Different series of Portfolio Director may charge fees higher or lower than other series of Portfolio Director.

  . Portfolio Director's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be

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valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact a financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on

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the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

              Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments invested in Fixed Account
              Option
          -   (minus)
              Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC or
           100% of Purchase Payments invested in Variable
           Account Options
       -   (minus)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (plus)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

              Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments (to Fixed and/or Variable
              Account Options)
          -   (minus)
              Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

        A.  100% of Purchase Payments
        -   (minus)
        B.  Gross Withdrawals (see below) and any portion of
            Account Value applied under a Payout Option
        +   (plus)
        C.  Interest on the result of A minus B at the rate of up to 3%
            annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

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       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

IncomeLOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Other Contract Features
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Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The 20 Day "Free Look"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free

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Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

Voting Rights
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters
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The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the Statement of Additional Information for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law. Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an IRA, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans of self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain series of the Contracts may also be available for a nondeductible Section 408A "Roth" individual retirement annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to Section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The provisions of EGTRRA will terminate on December 31, 2010, unless Congress enacts legislation to extend the provisions or to make them permanent.

In addition, the Contracts are also available through "nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a contract, or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution

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relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available mutual funds. In 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts as agent for an individual) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

  . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

  . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

  .   Taxable accounts such as savings accounts.

                                    [CHART]

              TAXABLE        NONQUALIFIED CONTRACT       TAX-DEFERRED
              ACCOUNT        TAX-DEFERRED ANNUITY          ANNUITY
            ----------       ---------------------       ------------
10 Years     $16,325               $ 18,128                $ 24,171
20 Years      45,560                 57,266                  76,355
30 Years      97,917                141,761                 189,015


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 8% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As

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shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 6% under a taxable program. The 8% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                Tax-Favored
                                                Retirement  Taxable
                                                  Program   Account
                                                ----------- -------
            Annual amount available for savings
              before federal taxes.............   $2,400    $2,400
            Current federal income tax due on
              Purchase Payments................        0    $ (600)
            Net retirement plan
              Purchase Payments................   $2,400    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Legal Proceedings
--------------------------------------------------------------------------------


There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of Depositor, Registrant, Guarantor and Principal Underwriter, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable annuity product in which you are invested.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment

--------------------------------------------------------------------------------

company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including Depositor, Registrant and Principal Underwriter, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable annuity products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to the receipt of permanent relief, Depositor, Registrant and Principal Underwriter believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable annuity products.

Financial Statements
--------------------------------------------------------------------------------


Financial statements of VALIC, the Separate Account and American Home are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-428-2542 (press 1, then 3).

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington DC. 20549-2102.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----
           General Information..................................   3
           Federal Tax Matters..................................   3
              Economic Growth and Tax Relief Reconciliation Act
                of 2001.........................................   3
              Tax Consequences of Purchase Payments.............   4
              Tax Consequences of Distributions.................   6
              Special Tax Consequences -- Early Distribution....   7
              Special Tax Consequences --
                Required Distributions..........................   8
              Tax Free Rollovers, Transfers and Exchanges.......   9
           Exchange Privilege...................................  10
              Exchanges From Independence Plus Contracts........  10
              Exchanges From V-Plan Contracts...................  11
              Exchanges From SA-1 and SA-2 Contracts............  12
              Exchanges From Impact Contracts...................  14
              Exchanges From Compounder Contracts...............  15
              Information That May Be Applicable To
                Any Exchange....................................  15

                                                                 Page
                                                                 ----
          Calculation of Surrender Charge.......................  16
             Illustration of Surrender Charge on
               Total Surrender..................................  16
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  17
          Purchase Unit Value...................................  17
             Illustration of Calculation of Purchase Unit Value.  18
             Illustration of Purchase of Purchase Units.........  18
          Calculation of MVA Option.............................  18
          Payout Payments.......................................  19
             Assumed Investment Rate............................  19
             Amount of Payout Payments..........................  19
             Payout Unit Value..................................  20
             Illustration of Calculation of Payout Unit Value...  20
             Illustration of Payout Payments....................  20
          Distribution of Variable Annuity Contracts............  20
          Experts...............................................  21
          Comments on Financial Statements......................  21


         Appendix to the Prospectus -- IncomeLOCK Withdrawal Examples
--------------------------------------------------------------------------------


The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

--------------------------------------------------------------------------------


Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($106,312 divided by $109,600 = 97%), or $111,600 x 97%, which equals $108,252. Your Benefit Base is $108,252, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,252 divided by 13.28), which equals $8,151.51.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director
For Series 1.20 to 13.20                                            May 1, 2006

Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts (the "Contracts") for Participants in certain employer-sponsored qualified retirement plans. Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2006, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-428-2542 (press 1, then 3). The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options (from May 1 to May 26, 2006)
--------------------------------------------------------------------------------

AIG SunAmerica 2010 High Watermark Fund        VALIC Company I                    VALIC Company II
AIG SunAmerica 2015 High Watermark Fund        Asset Allocation Fund              Aggressive Growth Lifestyle Fund
AIG SunAmerica 2020 High Watermark Fund        Blue Chip Growth Fund              Capital Appreciation Fund
AIM Large Cap Growth Fund                      Capital Conservation Fund          Conservative Growth Lifestyle Fund
American Century Ultra Fund                    Core Equity Fund                   Core Bond Fund
Ariel Appreciation Fund                        Government Securities Fund         High Yield Bond Fund
Ariel Fund                                     Growth & Income Fund               International Small Cap Equity Fund
Credit Suisse Small Cap Growth Fund            Health Sciences Fund               Large Cap Value Fund
Dreyfus BASIC U.S. Mortgage Securities Fund    Income & Growth Fund               Mid Cap Growth Fund
Evergreen Equity Income Fund                   Inflation Protected Fund           Mid Cap Value Fund
Evergreen Fundamental Large Cap Fund           International Equities Fund        Moderate Growth Lifestyle Fund
Evergreen Special Equity Fund                  International Government Bond Fund Money Market II Fund
Evergreen Special Values Fund                  International Growth I Fund        Small Cap Growth Fund
Janus Adviser Worldwide Fund                   Large Cap Growth Fund              Small Cap Value Fund
Janus Fund                                     Mid Cap Index Fund                 Socially Responsible Fund
Lou Holland Growth Fund                        Money Market I Fund                Strategic Bond Fund
MSIF Trust Mid Cap Growth Portfolio            Nasdaq-100(R) Index Fund
Putnam Global Equity Fund                      Science & Technology Fund
Putnam New Opportunities Fund                  Small Cap Fund
Putnam OTC & Emerging Growth Fund              Small Cap Index Fund
Sit Mid Cap Growth Fund                        Social Awareness Fund
Sit Small Cap Growth Fund                      Stock Index Fund
Templeton Foreign Fund                         Value Fund
Templeton Global Asset Allocation Fund
Vanguard Lifestrategy Conservative Growth Fund
Vanguard Lifestrategy Growth Fund
Vanguard Lifestrategy Moderate Growth Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard Long-Term Treasury Fund
Vanguard Wellington Fund
Vanguard Windsor II Fund

--------------------------------------------------------------------------------


VALIC filed an application with the SEC requesting permission to replace certain of the Variable Account Options offered in Portfolio Director. If the SEC gives permission, VALIC will move the assets from the Variable Account Options being replaced to the new Variable Account Options. This process is called a "Fund Substitution." Pending the SEC approval, we have scheduled the Fund Substitution to occur over the three-day Memorial Day Holiday weekend in May 2006 because the New York Stock Exchange is closed during that time.

VALIC believes that the proposed Fund Substitution is in the best interest of contract holders and participants. In each case, the new Variable Account Option will have substantially the same investment objective, practices and restrictions as the Variable Account Option being replaced; however, the expenses will be less than the Variable Account Option being replaced.

Please note that:

  .   No action is required on your part at this time.

  . The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.

  .   You will not bear any expenses relating to the substitutions.

  . On the effective date of the substitution, the value of your investment in the Variable Account Options will be the same as before the substitution.

  . After the Fund Substitution, a Replaced Fund will not be an available Variable Account Option in Portfolio Director.

  .   The substitution will have no tax consequences for you.

Until the Fund Substitution date, you may transfer amounts in your Contract among the current Fixed and Variable Account Options, as usual, subject to applicable limitations in place to deter potentially harmful excessive trading. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

   Replaced Fund                                    Replacement Fund
--------------------------------------------------  --------------------------------
   Evergreen Fundamental Large Cap Fund             Large Cap Core Fund
--------------------------------------------------  --------------------------------
   Evergreen Equity Income Fund                     Broad Cap Value Income Fund
--------------------------------------------------  --------------------------------
   American Century Ultra Fund                      VALIC Ultra Fund
--------------------------------------------------  --------------------------------
   AIM Large Cap Growth
--------------------------------------------------
   Janus Fund                                       Large Capital Growth Fund
--------------------------------------------------
   Putnam New Opportunities Fund
--------------------------------------------------  --------------------------------
   MSIF Mid Cap Growth Fund
--------------------------------------------------
   Putnam OTC & Emerging Growth Fund                Mid Cap Strategic Growth Fund
--------------------------------------------------
   SIT Mid Cap Growth Fund
--------------------------------------------------  --------------------------------
   Evergreen Special Values Fund                    Small Cap Special Values Fund
--------------------------------------------------  --------------------------------
   SIT Small Cap Growth Fund
--------------------------------------------------  Small Cap Strategic Growth Fund
   Evergreen Special Equity Fund
--------------------------------------------------
   Credit Suisse Small Cap Growth Fund              Small Cap Aggressive Growth Fund
--------------------------------------------------  --------------------------------
   Janus Adviser Worldwide Fund
--------------------------------------------------  Global Equity Fund
   Putnam Global Equity Fund
--------------------------------------------------
   Templeton Global Asset Allocation Fund           Global Strategy Fund
--------------------------------------------------  --------------------------------
   Templeton Foreign Fund                           Foreign Value Fund
--------------------------------------------------  --------------------------------
   Dreyfus Basic U.S. Mortgage Securities Fund      Capital Conservation Fund

You will receive a confirmation of the transaction when the Fund Substitution is complete. In the meantime, if you have any questions please contact our Client Care Center at 1-800-448-2542.

Variable Account Options (beginning May 30, 2006)
--------------------------------------------------------------------------------


AIG SunAmerica 2010 High Watermark Fund        VALIC Company I                    VALIC Company II
AIG SunAmerica 2015 High Watermark Fund        Asset Allocation Fund              Aggressive Growth Lifestyle Fund
AIG SunAmerica 2020 High Watermark Fund        Blue Chip Growth Fund              Capital Appreciation Fund
Ariel Appreciation Fund                        Broad Cap Value Income Fund        Conservative Growth Lifestyle Fund
Ariel Fund                                     Capital Conservation Fund          Core Bond Fund
Lou Holland Growth Fund                        Core Equity Fund                   High Yield Bond Fund
Vanguard Lifestrategy Conservative Growth Fund Core Value Fund                    International Small Cap Equity Fund
Vanguard Lifestrategy Growth Fund              Foreign Value Fund                 Large Cap Value Fund
Vanguard Lifestrategy Moderate Growth Fund     Global Equity Fund                 Mid Cap Growth Fund
Vanguard Long-Term Investment-Grade Fund       Global Strategy Fund               Mid Cap Value Fund
Vanguard Long-Term Treasury Fund               Government Securities Fund         Moderate Growth Lifestyle Fund
Vanguard Wellington Fund                       Growth & Income Fund               Money Market II Fund
Vanguard Windsor II Fund                       Health Sciences Fund               Small Cap Growth Fund
                                               Inflation Protected Fund           Small Cap Value Fund
                                               International Equities Fund        Socially Responsible Fund
                                               International Government Bond Fund Strategic Bond Fund
                                               International Growth I Fund
                                               Large Cap Core Fund
                                               Large Cap Growth Fund
                                               Large Capital Growth Fund
                                               Mid Cap Index Fund
                                               Mid Cap Strategic Growth Fund
                                               Money Market I Fund
                                               Nasdaq-100(R) Index Fund
                                               Science & Technology Fund
                                               Small Cap Aggressive Growth Fund
                                               Small Cap Fund
                                               Small Cap Index Fund
                                               Small Cap Special Values Fund
                                               Small Cap Strategic Growth Fund
                                               Social Awareness Fund
                                               Stock Index Fund
                                               VALIC Ultra Fund
                                               Value Fund

Table of Contents
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----

Glossary of Terms...............................................   5

Fee Tables......................................................   7

Selected Purchase Unit Data.....................................  11

Highlights......................................................  15

General Information.............................................  17
   About the Contracts..........................................  17
   About VALIC..................................................  17
   American Home Assurance Company..............................  17
   About VALIC Separate Account A...............................  17
   Units of Interest............................................  18
   Distribution of the Contracts................................  18

Fixed and Variable Account Options..............................  18
   Fixed Account Options........................................  18
   Variable Account Options.....................................  19

Purchase Period.................................................  29
   Account Establishment........................................  29
   When Your Account Will Be Credited...........................  29
   Purchase Units...............................................  30
   Calculation of Value for Fixed Account Options...............  30
   Calculation of Value for Variable Account Options............  30
   Stopping Purchase Payments...................................  31
   IncomeLOCK...................................................  31

Transfers Between Investment Options............................  33
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  33
   Communicating Transfer or Reallocation Instructions..........  34
   Effective Date of Transfer...................................  34
   Transfers During the Payout Period...........................  34

Fees and Charges................................................  35
   Account Maintenance Charge...................................  35
   Surrender Charge.............................................  35
       Amount of Surrender Charge...............................  35
       10% Free Withdrawal......................................  35
       Exceptions to Surrender Charge...........................  35
   Premium Tax Charge...........................................  36
   Separate Account Charges.....................................  36
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charge..................  36
   Separate Account Expense Reimbursements or Credits...........  37
   Market Value Adjustment ("MVA")..............................  37
   IncomeLOCK...................................................  37
   Other Tax Charges............................................  37

Payout Period...................................................  37
   Fixed Payout.................................................  38
   Assumed Investment Rate......................................  38
   Variable Payout..............................................  38
   Combination Fixed and Variable Payout........................  38
   Partial Annuitization........................................  38
   Payout Date..................................................  38
   Payout Options...............................................  39
   Payout Information...........................................  39

                                                                 Page
                                                                 ----

           Surrender of Account Value...........................  40
              When Surrenders Are Allowed.......................  40
              Surrender Process.................................  40
              Amount That May Be Surrendered....................  40
              Surrender Restrictions............................  40
              Partial Surrenders................................  41
              Systematic Withdrawals............................  41
              Distributions Required by Federal Tax Law.........  41
              IncomeLOCK........................................  41

           Exchange Privilege...................................  43
              Restrictions on Exchange Privilege................  43
              Taxes and Conversion Costs........................  43
              Surrender Charges.................................  43
              Exchange Offers for Contracts Other Than
                Portfolio Director..............................  44
              Comparison of Contracts...........................  44
              Features of Portfolio Director....................  44

           Death Benefits.......................................  44
              The Process.......................................  44
              Beneficiary Information...........................  45
                  Spousal Beneficiaries.........................  45
                  Beneficiaries Other Than Spouses..............  45
              Special Information for Individual
                Nonqualified Contracts..........................  45
              During the Purchase Period........................  45
              Interest Guaranteed Death Benefit.................  45
              Standard Death Benefit............................  46
              During the Payout Period..........................  46
              IncomeLOCK........................................  47

           Other Contract Features..............................  47
              Changes That May Not Be Made......................  47
              Change of Beneficiary.............................  47
              Contingent Owner..................................  47
              Cancellation -- The 20 Day "Free Look"............  47
              We Reserve Certain Rights.........................  48
              Relationship to Employer's Plan...................  48

           Voting Rights........................................  48
              Who May Give Voting Instructions..................  48
              Determination of Fund Shares Attributable to
                Your Account....................................  48
                  During the Purchase Period....................  48
                  During the Payout Period or after a Death
                    Benefit Has Been Paid.......................  48
              How Fund Shares Are Voted.........................  48

           Federal Tax Matters..................................  49
              Types of Plans....................................  49
              Tax Consequences in General.......................  49
              Effect of Tax-Deferred Accumulations..............  50

           Legal Proceedings....................................  51

           Financial Statements.................................  52

           Table of Contents of Statement of
             Additional Information.............................  53

           Appendix to the Prospectus -- IncomeLOCK
             Withdrawal Examples................................  53

Glossary of Terms
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      Anniversary Value -- the Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments.

      Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

      Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      Benefit -- an optional guaranteed minimum withdrawal feature that is offered in this prospectus as "IncomeLOCK."

      Benefit Anniversary -- a Benefit Anniversary is the first day of each Benefit Year.

      Benefit Base -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. If you elect the Benefit after the Contract is issued, the Benefit Base is equal to the Account Value on the Endorsement Date.

      Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time. On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      Eligible Purchase Payments -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is an Eligible Purchase Payment. If IncomeLOCK is selected after Contract issue, then the Account Value at the time of election constitutes the Eligible Purchase Payment amount.

      Endorsement Date -- the date that we issue the Benefit endorsement to your Contract.

      Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      Guided Portfolio Services/SM/ or GPS -- a financial advice service offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement is required for this service, if available under an employer's retirement plan.

      Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

      Ineligible Purchase Payments -- if IncomeLOCK is selected at Contract issue, Ineligible Purchase Payments are those made more than two years later. If IncomeLOCK is selected after Contract issue, then any Purchase Payments we receive after your Endorsement Date are considered Ineligible Purchase Payments.

      IncomeLOCK -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero.

      Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning the date the Benefit Endorsement is issued and ends on the 10th Benefit Anniversary.

      Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      Minimum Withdrawal Period -- the minimum period over which you may take withdrawals under this feature, if withdrawals are not taken under the lifetime withdrawal option.

      Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

--------------------------------------------------------------------------------


      Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

      Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      Purchase Unit -- a unit of interest owned by you in your Variable Account Option.

      Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      Variable Account Option -- investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                   5.00%
---------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                         $60
---------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) 0-3.5%
---------------------------------------------------------------------

 (1) Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges

                                                                                    $3.75
                                                                                     per
Variable Account Option Maintenance Charge (1)                                     quarter
-------------------------------------------------------------------------------------------
                                                                                   Separate
Mortality and Expense Risk Separate Account Charges by Variable Account Option (2) Account
(as a percentage of Separate Account net assets):                                  Fee (%)
-------------------------------------------------------------------------------------------
       AIG SunAmerica 2010 High Watermark Fund, Class I                              1.05
-------------------------------------------------------------------------------------------
       AIG SunAmerica 2015 High Watermark Fund, Class I                              1.05
-------------------------------------------------------------------------------------------
       AIG SunAmerica 2020 High Watermark Fund, Class I                              1.05
-------------------------------------------------------------------------------------------
       AIM Large Cap Growth Fund, Investor Class (3)                                 0.80
-------------------------------------------------------------------------------------------
       American Century Ultra Fund, Investor Class (3)                               0.84
-------------------------------------------------------------------------------------------
       Ariel Appreciation Fund                                                       0.80
-------------------------------------------------------------------------------------------
       Ariel Fund                                                                    0.80
-------------------------------------------------------------------------------------------
       Credit Suisse Small Cap Growth Fund, Common Class (3)                         0.80
-------------------------------------------------------------------------------------------
       Dreyfus BASIC U.S. Mortgage Securities Fund (3)                               0.80
-------------------------------------------------------------------------------------------
       Evergreen Equity Income Fund, Class A (3)                                     0.80
-------------------------------------------------------------------------------------------
       Evergreen Fundamental Large Cap Fund, Class A (3)                             0.80
-------------------------------------------------------------------------------------------
       Evergreen Special Equity Fund, Class A (3)                                    0.80
-------------------------------------------------------------------------------------------
       Evergreen Special Values Fund, Class A (3)                                    0.80
-------------------------------------------------------------------------------------------
       Janus Adviser Worldwide Fund, Class S (3)                                     0.80
-------------------------------------------------------------------------------------------
       Janus Fund (3)                                                                0.80
-------------------------------------------------------------------------------------------
       Lou Holland Growth Fund                                                       0.80
-------------------------------------------------------------------------------------------
       MSIF Trust Mid Cap Growth Portfolio, Adviser Class(3)                         0.80
-------------------------------------------------------------------------------------------
       Putnam Global Equity Fund, Class A (3)                                        0.80
-------------------------------------------------------------------------------------------
       Putnam New Opportunities Fund, Class A (3)                                    0.80
-------------------------------------------------------------------------------------------
       Putnam OTC & Emerging Growth Fund, Class A (3)                                0.80
-------------------------------------------------------------------------------------------
       Sit Mid Cap Growth Fund (3)                                                   0.80
-------------------------------------------------------------------------------------------
       Sit Small Cap Growth Fund (3)                                                 0.80
-------------------------------------------------------------------------------------------
       Templeton Foreign Fund, Class A (3)                                           0.80
-------------------------------------------------------------------------------------------
       Templeton Global Asset Allocation Fund, Class 1 (3)                           1.05
-------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund                                1.05
-------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund                                             1.05
-------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund                                    1.05
-------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                     0.80
-------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                             0.80
-------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                     1.05
-------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                     1.05
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   VALIC Company I
-----------------------------------------------------
       Asset Allocation Fund                     0.80
-----------------------------------------------------
       Blue Chip Growth Fund                     0.80
-----------------------------------------------------
       Broad Cap Value Income Fund               0.80
-----------------------------------------------------
       Capital Conservation Fund                 0.80
-----------------------------------------------------
       Core Equity Fund                          0.80
-----------------------------------------------------
       Foreign Value Fund                        0.80
-----------------------------------------------------
       Global Equity Fund                        0.80
-----------------------------------------------------
       Global Strategy Fund                      0.80
-----------------------------------------------------
       Government Securities Fund                0.80
-----------------------------------------------------
       Growth & Income Fund                      0.80
-----------------------------------------------------
       Health Sciences Fund                      0.80
-----------------------------------------------------
       Income & Growth Fund                      0.80
-----------------------------------------------------
       Inflation Protected Fund                  0.80
-----------------------------------------------------
       International Equities Fund               0.80
-----------------------------------------------------
       International Government Bond Fund        0.80
-----------------------------------------------------
       International Growth I Fund               0.80
-----------------------------------------------------
       Large Cap Core Fund                       0.80
-----------------------------------------------------
       Large Cap Growth Fund                     0.80
-----------------------------------------------------
       Large Capital Growth Fund                 0.80
-----------------------------------------------------
       Mid Cap Index Fund                        0.80
-----------------------------------------------------
       Mid Cap Strategic Growth Fund             0.80
-----------------------------------------------------
       Money Market I Fund                       0.80
-----------------------------------------------------
       Nasdaq-100(R) Index Fund                  0.80
-----------------------------------------------------
       Science & Technology Fund                 0.80
-----------------------------------------------------
       Small Cap Aggressive Growth Fund          0.80
-----------------------------------------------------
       Small Cap Fund                            0.80
-----------------------------------------------------
       Small Cap Index Fund                      0.80
-----------------------------------------------------
       Small Cap Special Values Fund             0.80
-----------------------------------------------------
       Small Cap Strategic Growth Fund           0.80
-----------------------------------------------------
       Social Awareness Fund                     0.80
-----------------------------------------------------
       Stock Index Fund                          0.80
-----------------------------------------------------
       VALIC Ultra Fund                          0.80
-----------------------------------------------------
       Value Fund                                0.80
-----------------------------------------------------

--------------------------------------------------------------------------------

   VALIC Company II
------------------------------------------------------
       Aggressive Growth Lifestyle Fund           0.55
------------------------------------------------------
       Capital Appreciation Fund                  0.55
------------------------------------------------------
       Conservative Growth Lifestyle Fund         0.55
------------------------------------------------------
       Core Bond Fund                             0.55
------------------------------------------------------
       High Yield Bond Fund                       0.55
------------------------------------------------------
       International Small Cap Equity Fund        0.55
------------------------------------------------------
       Large Cap Value Fund                       0.55
------------------------------------------------------
       Mid Cap Growth Fund                        0.55
------------------------------------------------------
       Mid Cap Value Fund                         0.55
------------------------------------------------------
       Moderate Growth Lifestyle Fund             0.55
------------------------------------------------------
       Money Market II Fund                       0.55
------------------------------------------------------
       Small Cap Growth Fund                      0.55
------------------------------------------------------
       Small Cap Value Fund                       0.55
------------------------------------------------------
       Socially Responsible Fund                  0.55
------------------------------------------------------
       Strategic Bond Fund                        0.55
------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."
 (3) Variable Account Option will not be available beginning May 30, 2006.

 Optional IncomeLOCK Fee

 This fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The amount of this fee will not change for the life of the Benefit, unless the MAV Evaluation Period is extended on the 10th Benefit Anniversary.

                    Fee Period Annualized Fee Percentage(1)
                    ---------- ----------------------------
                    All years   0.65% (deducted quarterly)

 (1) The annualized IncomeLOCK fee will be deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following the Endorsement Date and ending upon the termination of the Benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be payable. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.

Total Annual Mutual Fund Operating Expenses                                              Minimum Maximum
--------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.24%   2.27%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Note: The examples assume the maximum separate account charge of 1.05%, investment in a Variable Account Option with the highest total expenses (2.27%), and that you elect the optional IncomeLOCK feature at 0.65%.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $857  $1,683  $2,543   $4,209

(2) If you annuitize your Contract (the IncomeLOCK feature terminates at annuitization):

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $402  $1,219  $2,052   $4,209

(3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $402  $1,219  $2,052   $4,209

Note: The examples assume the minimum separate account charge of 0.55%, investment in a Variable Account Option with the lowest total expenses (0.24%), and that you do not elect the optional IncomeLOCK feature.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $553   $763    $957    $1,021

(2) If you annuitize your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $84    $263    $457    $1,021

(3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $84    $263    $457    $1,021

Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each variable account option. The 2005 data for the Inflation Protected Fund and the AIG SunAmerica High Watermark Funds begins on February 22. Data is not included for funds not offered on December 31, 2005.

                                                                    Number of
                                                   Unit     Unit      Units
                                                 Value at   Value  Outstanding
                                                 Beginning at End   at End of
  Fund Name                                 Year  of Year  of Year    Year
  ---------                                 ---- --------- ------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)      2005   4.545    4.676   2,347,052
                                            2004   4.223    4.545   2,763,735
                                            2003   3.557    4.223   1,197,046
                                            2002   3.956    3.557   1,074,736
                                            2001   4.163    3.956   1,365,458
                                            2000   4.304    4.163   1,078,319
                                            1999   3.882    4.304     673,135
                                            1998      --    3.882      31,350
    Blue Chip Growth Fund (Division 72)     2005   0.826    0.868  11,462,143
                                            2004   0.764    0.826   6,768,256
                                            2003   0.595    0.764   3,885,796
                                            2002   0.793    0.595   2,215,965
                                            2001   0.932    0.793   1,191,852
                                            2000      --    0.932       2,574
    Capital Conservation Fund
     (Division 7)                           2005   2.817    2.844   6,750,984
                                            2004   2.731    2.817   4,379,224
                                            2003   2.644    2.731   1,348,629
                                            2002   2.446    2.644   1,072,328
                                            2001   2.288    2.446     736,319
                                            2000   2.112    2.288     241,853
                                            1999   2.138    2.112      95,480
                                            1998      --    2.138          --
    Core Equity Fund (Division 15)          2005   2.123    2.189  26,750,447
                                            2004   1.980    2.123  28,464,512
                                            2003   1.574    1.980  19,470,281
                                            2002   2.038    1.574  18,853,525
                                            2001   2.425    2.038  19,106,874
                                            2000   2.608    2.425  10,968,138
                                            1999   2.448    2.608   8,377,232
                                            1998      --    2.448   4,324,799
    Government Securities Fund
     (Division 8)                           2005   2.835    2.886   3,915,219
                                            2004   2.762    2.835   3,958,504
                                            2003   2.753    2.762   3,227,650
                                            2002   2.477    2.753   3,292,403
                                            2001   2.338    2.477   2,040,203
                                            2000   2.088    2.338     824,249
                                            1999   2.165    2.088     243,537
                                            1998      --    2.165          --
    Growth & Income Fund (Division 16)      2005   2.220    2.234   5,954,464
                                            2004   2.021    2.220   6,095,902
                                            2003   1.661    2.021   4,253,296
                                            2002   2.133    1.661   3,882,769
                                            2001   2.391    2.133   3,325,072
                                            2000   2.704    2.391   1,525,459
                                            1999   2.219    2.704     660,621
                                            1998      --    2.219          --
    Health Sciences Fund (Division 73)      2005   1.018    1.141  19,631,720
                                            2004   0.889    1.018  18,476,640
                                            2003   0.654    0.889  11,800,752
                                            2002   0.911    0.654   7,126,532
                                            2001   1.001    0.911   4,443,384
                                            2000      --    1.001      60,141
    Income & Growth Fund (Division 21)      2005   1.637    1.698  20,636,771
                                            2004   1.463    1.637  25,071,204
                                            2003   1.141    1.463  22,738,226
                                            2002   1.430    1.141  20,786,632
                                            2001   1.573    1.430  21,849,597
                                            2000      --    1.573   9,899,817
    Inflation Protected Fund (Division 77)  2005   1.007    1.019     738,313

                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     International Equities Fund
      (Division 11)                       2005   1.460    1.695  56,778,241
                                          2004   1.249    1.460  28,358,868
                                          2003   0.971    1.249   5,167,502
                                          2002   1.205    0.971   3,400,912
                                          2001   1.557    1.205   2,831,016
                                          2000   1.898    1.557   1,538,819
                                          1999   1.481    1.898     348,851
                                          1998      --    1.481          --
     International Government Bond Fund
      (Division 13)                       2005   2.297    2.265   7,775,394
                                          2004   2.093    2.297   7,458,086
                                          2003   1.767    2.093   5,961,121
                                          2002   1.517    1.767   5,528,660
                                          2001   1.559    1.517   4,684,913
                                          2000   1.635    1.559   1,861,115
                                          1999   1.752    1.635   1,058,856
                                          1998      --    1.752     408,156
     International Growth I Fund
      (Division 20)                       2005   1.694    1.911  21,522,837
                                          2004   1.477    1.694  20,553,185
                                          2003   1.187    1.477  13,984,886
                                          2002   1.465    1.187  12,743,207
                                          2001   1.996    1.465  12,911,877
                                          2000      --    1.996   4,203,091
     Large Cap Growth Fund (Division 30)  2005   1.152    1.167  38,314,153
                                          2004   1.103    1.152  48,017,065
                                          2003   0.882    1.103  47,768,669
                                          2002   1.237    0.882  43,795,573
                                          2001   1.623    1.237  47,794,623
                                          2000      --    1.623  27,439,775
     Mid Cap Index Fund (Division 4)      2005   8.749    9.738  29,741,528
                                          2004   7.600    8.749  23,510,000
                                          2003   5.669    7.600  11,557,436
                                          2002   6.716    5.669   7,884,899
                                          2001   6.834    6.716   5,137,857
                                          2000   5.909    6.834   2,040,360
                                          1999   5.183    5.909     523,908
                                          1998      --    5.183          --
     Money Market I Fund (Division 6)     2005   2.013    2.052  28,132,393
                                          2004   2.013    2.013  26,933,761
                                          2003   2.017    2.013  18,172,683
                                          2002   2.008    2.017  19,301,326
                                          2001   1.953    2.008  19,613,013
                                          2000   1.857    1.953  11,188,908
                                          1999   1.787    1.857   9,613,663
                                          1998   1.712    1.787   5,325,479
     Nasdaq-100 Index Fund (Division 46)  2005   0.476    0.478  25,535,001
                                          2004   0.436    0.476  22,398,281
                                          2003   0.294    0.436  16,938,599
                                          2002   0.481    0.294   5,273,086
                                          2001   0.718    0.481   2,543,964
                                          2000      --    0.718     216,742
     Science & Technology Fund
      (Division 17)                       2005   2.196    2.251  65,611,927
                                          2004   2.196    2.196  69,117,271
                                          2003   1.462    2.196  49,350,491
                                          2002   2.464    1.462  43,387,665
                                          2001   4.223    2.464  42,427,558
                                          2000   6.463    4.223  24,450,402
                                          1999   3.242    6.463  11,744,052
                                          1998   2.224    3.242   3,228,389

--------------------------------------------------------------------------------

                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Small Cap Fund (Division 18)         2005   2.589    2.757   20,249,184
                                          2004   2.193    2.589   18,364,613
                                          2003   1.621    2.193   12,011,653
                                          2002   2.132    1.621   10,322,622
                                          2001   2.263    2.132   10,143,542
                                          2000      --    2.263    4,669,805
     Small Cap Index Fund (Division 14)   2005   3.312    3.426   36,938,650
                                          2004   2.832    3.312   24,717,107
                                          2003   1.949    2.832   10,500,147
                                          2002   2.481    1.949    6,154,595
                                          2001   2.452    2.481    4,102,032
                                          2000   2.558    2.452    1,758,979
                                          1999   2.126    2.558      522,127
                                          1998   1.825    2.126       58,825
     Social Awareness Fund (Division 12)  2005   3.737    3.858   13,141,444
                                          2004   3.406    3.737   11,413,457
                                          2003   2.673    3.406    7,627,455
                                          2002   3.520    2.673    6,937,701
                                          2001   4.004    3.520    7,765,337
                                          2000   4.503    4.004    4,403,285
                                          1999   3.826    4.503    3,028,346
                                          1998      --    3.826    1,218,871
     Stock Index Fund (Division 10)       2005   4.900    5.082  104,405,219
                                          2004   4.469    4.900   87,908,580
                                          2003   3.514    4.469   55,777,760
                                          2002   4.567    3.514   47,259,245
                                          2001   5.244    4.567   49,700,088
                                          2000   5.831    5.244   32,626,172
                                          1999   4.875    5.831   18,855,858
                                          1998      --    4.875    6,859,835
     Value Fund (Division 74)             2005   1.150    1.214   11,244,909
                                          2004   0.997    1.150      507,725
                                          2003   0.798    0.997      331,439
                                          2002   1.000    0.798      123,767
                                          2001      --    1.000           --
   VALIC Company II
     Aggressive Growth Lifestyle Fund
      (Division 48)                       2005   1.470    1.635    3,244,516
                                          2004   1.302    1.470    3,117,742
                                          2003   1.012    1.302    2,677,110
                                          2002   1.248    1.012    1,960,053
                                          2001   1.434    1.248    1,242,003
                                          2000   1.542    1.434      460,167
                                          1999   1.193    1.542       46,149
                                          1998      --    1.193           --
     Capital Appreciation Fund
      (Division 39)                       2005   0.942    0.969    1,528,329
                                          2004   0.867    0.942    1,413,834
                                          2003   0.692    0.867    1,301,251
                                          2002   1.005    0.692    1,002,903
                                          2001   1.287    1.005      809,582
                                          2000   1.672    1.287      435,416
                                          1999   1.242    1.672       95,862
                                          1998      --    1.242           --
     Conservative Growth Lifestyle Fund
      (Division 50)                       2005   1.568    1.656    3,753,599
                                          2004   1.444    1.568    3,031,412
                                          2003   1.240    1.444    2,308,156
                                          2002   1.313    1.240    1,451,290
                                          2001   1.343    1.313      960,922
                                          2000   1.310    1.343      735,103
                                          1999   1.163    1.310      246,969
                                          1998      --    1.163
     Core Bond Fund (Division 58)         2005   1.354    1.376    3,835,809
                                          2004   1.299    1.354    2,639,445
                                          2003   1.256    1.299    1,510,859
                                          2002   1.160    1.256      870,673
                                          2001   1.092    1.160      477,526
                                          2000   1.012    1.092       17,812
                                          1999   1.030    1.012       10,700
                                          1998      --    1.030           --

                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     High Yield Bond Fund (Division 60)   2005   1.547    1.650   5,399,050
                                          2004   1.342    1.547   4,057,359
                                          2003   1.038    1.342   2,474,955
                                          2002   1.063    1.038     680,131
                                          2001   1.009    1.063     613,841
                                          2000   1.079    1.009      44,391
                                          1999   1.054    1.079       2,397
                                          1998      --    1.054          --
     International Small Cap Equity Fund
      (Division 33)                       2005   1.367    1.761  16,575,388
                                          2004   1.152    1.367   2,766,497
                                          2003   0.905    1.152   2,314,835
                                          2002   1.102    0.905   1,620,256
                                          2001   1.367    1.102   1,217,774
                                          2000   1.639    1.367     845,886
                                          1999   1.052    1.639       5,641
                                          1998      --    1.052          --
     Large Cap Value Fund (Division 40)   2005   1.679    1.817   5,230,944
                                          2004   1.486    1.679   4,394,274
                                          2003   1.172    1.486   3,573,479
                                          2002   1.339    1.172   2,664,154
                                          2001   1.372    1.339   1,653,364
                                          2000   1.306    1.372     133,690
                                          1999   1.247    1.306         221
                                          1998      --    1.247          --
     Mid Cap Growth Fund (Division 37)    2005   1.054    1.166   6,372,968
                                          2004   0.940    1.054   6,194,518
                                          2003   0.683    0.940   6,055,536
                                          2002   0.984    0.683   4,401,019
                                          2001   1.423    0.984   3,064,194
                                          2000   1.427    1.423     654,531
                                          1999   1.349    1.427       1,244
                                          1998      --    1.349          --
     Mid Cap Value Fund (Division 38)     2005   2.694    2.931  14,245,575
                                          2004   2.330    2.694  10,689,956
                                          2003   1.634    2.330   7,010,024
                                          2002   1.910    1.634   5,041,443
                                          2001   1.956    1.910   2,566,084
                                          2000   1.526    1.956     687,388
                                          1999   1.256    1.526     142,103
                                          1998      --    1.256          --
     Moderate Growth Lifestyle Fund
      (Division 49)                       2005   1.571    1.698   5,129,289
                                          2004   1.421    1.571   4,669,976
                                          2003   1.158    1.421   3,960,868
                                          2002   1.300    1.158   3,015,695
                                          2001   1.386    1.300   2,200,069
                                          2000   1.401    1.386     864,680
                                          1999   1.186    1.401     213,355
                                          1998      --    1.186          --
     Money Market II Fund (Division 44)   2005   1.161    1.186  13,322,408
                                          2004   1.158    1.161   9,253,840
                                          2003   1.157    1.158  10,043,486
                                          2002   1.149    1.157   9,173,724
                                          2001   1.114    1.149   8,613,152
                                          2000   1.056    1.114   8,860,373
                                          1999   1.014    1.056   1,844,830
                                          1998      --    1.014          --
     Small Cap Growth Fund (Division 35)  2005   1.449    1.510   4,060,645
                                          2004   1.314    1.449   3,633,808
                                          2003   0.906    1.314   3,049,513
                                          2002   1.356    0.906   1,738,121
                                          2001   1.789    1.356   1,447,772
                                          2000   2.279    1.789     476,647
                                          1999   1.350    2.279     119,661
                                          1998      --    1.350          --

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                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
    Fund Name                             Year  of Year  of Year    Year
    ---------                             ---- --------- ------- -----------
      Small Cap Value Fund (Division 36)  2005   2.006    2.129   5,890,358
                                          2004   1.689    2.006   5,284,700
                                          2003   1.220    1.689   3,695,332
                                          2002   1.401    1.220   2,396,378
                                          2001   1.316    1.401   1,061,602
                                          2000   1.083    1.316      87,545
                                          1999   1.166    1.083         232
                                          1998      --    1.166          --
      Socially Responsible Fund
       (Division 41)                      2005   1.265    1.309  12,628,904
                                          2004   1.157    1.265   7,262,970
                                          2003   0.907    1.157   1,855,413
                                          2002   1.190    0.907   1,518,217
                                          2001   1.355    1.190   1,275,611
                                          2000   1.501    1.355   1,291,021
                                          1999   1.279    1.501     106,148
                                          1998      --    1.279          --
      Strategic Bond Fund (Division 59)   2005   1.679    1.752  10,593,319
                                          2004   1.526    1.679   5,542,385
                                          2003   1.285    1.526   2,748,551
                                          2002   1.212    1.285     987,994
                                          2001   1.102    1.212     432,470
                                          2000      --    1.102         936
    AIG SunAmerica 2010 High Watermark
     (Division 80)                        2005   1.000    1.009     999,213
                                          2004      --       --          --
    AIG SunAmerica 2015 High Watermark
     (Division 81)                        2005   1.000    1.033     733,478
                                          2004      --       --          --
    AIG SunAmerica 2020 High Watermark
     (Division 82)                        2005   1.000    1.045     541,738
                                          2004      --       --          --
    AIM Large Cap Growth Fund
     (Division 62)                        2005   0.301    0.320   7,518,105
                                          2004   0.278    0.301   6,213,387
                                          2003   0.214    0.278   4,903,281
                                          2002   0.366    0.214   3,302,734
                                          2001      --    0.366   2,268,337
    American Century Ultra Fund
     (Division 31)                        2005   1.714    1.737  91,323,054
                                          2004   1.561    1.714  93,055,059
                                          2003   1.251    1.561  69,694,008
                                          2002   1.641    1.251  59,170,779
                                          2001   1.937    1.641  58,386,315
                                          2000   2.438    1.937  38,053,829
                                          1999   1.738    2.438  20,827,045
                                          1998      --    1.738   8,116,612
    Ariel Appreciation Fund (Division 69) 2005   1.590    1.623  38,100,573
                                          2004   1.417    1.590  34,489,384
                                          2003   1.091    1.417  25,946,570
                                          2002   1.226    1.091  17,307,445
                                          2001   1.064    1.226   4,782,738
                                          2000      --    1.064          32
    Ariel Fund (Division 68)              2005   1.821    1.823  52,075,771
                                          2004   1.505    1.821  41,615,562
                                          2003   1.185    1.505  23,969,761
                                          2002   1.259    1.185  13,823,829
                                          2001   1.112    1.259   3,576,909
                                          2000      --    1.112         364
    Credit Suisse Small Cap Growth Fund
     (Division 63)                        2005   0.853    0.819  11,651,917
                                          2004   0.774    0.853  10,650,267
                                          2003   0.533    0.774   6,606,853
                                          2002   0.776    0.533   3,072,771
                                          2001   0.900    0.776   1,293,375
                                          2000      --    0.900       8,617

                                                                   Number of
                                                  Unit     Unit      Units
                                                Value at   Value  Outstanding
                                                Beginning at End   at End of
   Fund Name                               Year  of Year  of Year    Year
   ---------                               ---- --------- ------- -----------
   Dreyfus BASIC US Mortgage Securities
    Fund (Division 71)                     2005   1.250    1.283   9,771,810
                                           2004   1.226    1.250   9,490,308
                                           2003   1.193    1.226   8,504,161
                                           2002   1.105    1.193   6,785,364
                                           2001   1.034    1.105   1,327,963
                                           2000      --    1.034     122,043
   Evergreen Equity Income Fund
    (Division 57)                          2005   1.215    1.248   3,255,090
                                           2004   1.113    1.215   4,561,798
                                           2003   0.873    1.113   1,771,937
                                           2002   1.086    0.873   1,091,640
                                           2001   1.123    1.086     701,042
                                           2000      --    1.123      27,722
   Evergreen Fundamental Large Cap Fund
    (Division 56)                          2005   1.017    1.086  16,645,156
                                           2004   0.943    1.017   8,489,383
                                           2003   0.736    0.943   1,519,945
                                           2002   0.894    0.736     536,678
                                           2001   1.058    0.894     247,635
                                           2000   1.135    1.058      10,254
                                           1999      --    1.135       5,326
   Evergreen Special Equity Fund
    (Division 65)                          2005   0.928    0.985   6,794,758
                                           2004   0.886    0.928   5,570,195
                                           2003   0.587    0.886   4,314,779
                                           2002   0.816    0.587     879,264
                                           2001      --    0.816     191,000
   Evergreen Special Values Fund
    (Division 55)                          2005   1.837    2.012  23,856,724
                                           2004   1.542    1.837  16,877,160
                                           2003   1.171    1.542  10,540,416
                                           2002   1.370    1.171   8,371,514
                                           2001   1.176    1.370   2,551,614
                                           2000      --    1.176       9,967
   Janus Adviser Worldwide Fund
    (Division 47)                          2005   0.664    0.699   8,410,921
                                           2004   0.639    0.664   8,862,291
                                           2003   0.525    0.639   8,633,541
                                           2002   0.715    0.525   7,053,397
                                           2001   0.913    0.715   4,226,947
                                           2000      --    0.913     103,617
   Janus Fund (Division 61)                2005   0.608    0.627  15,890,897
                                           2004   0.586    0.608  16,648,166
                                           2003   0.448    0.586  15,565,027
                                           2002   0.624    0.448  12,521,963
                                           2001   0.851    0.624   7,914,087
                                           2000      --    0.851     138,334
   Lou Holland Growth Fund (Division 70)   2005   0.950    0.935   4,950,398
                                           2004   0.861    0.950   4,379,555
                                           2003   0.680    0.861   2,753,598
                                           2002   0.873    0.680   1,389,807
                                           2001   0.928    0.873     354,300
                                           2000      --    0.928          24
   MSIF Trust Mid Cap Growth Portfolio
    (Division 64)                          2005   0.702    0.822  27,472,198
                                           2004   0.581    0.702  19,090,870
                                           2003   0.412    0.581  12,428,034
                                           2002   0.602    0.412   6,607,721
                                           2001   0.864    0.602   2,524,416
                                           2000      --    0.864       2,678
   Putnam Global Equity Fund (Division 28) 2005   1.360    1.467  45,205,457
                                           2004   1.208    1.360  44,101,911
                                           2003   0.944    1.208  38,859,291
                                           2002   1.228    0.944  36,429,751
                                           2001   1.765    1.228  34,982,558
                                           2000   2.531    1.765  23,568,922
                                           1999   1.550    2.531  11,313,375
                                           1998      --    1.550   6,153,771

--------------------------------------------------------------------------------

                                                                   Number of
                                                  Unit     Unit      Units
                                                Value at   Value  Outstanding
                                                Beginning at End   at End of
   Fund Name                               Year  of Year  of Year    Year
   ---------                               ---- --------- ------- -----------
   Putnam New Opportunities Fund
    (Division 26)                          2005   1.213    1.323  72,803,221
                                           2004   1.111    1.213  83,947,246
                                           2003   0.844    1.111  74,316,799
                                           2002   1.226    0.844  69,285,939
                                           2001   1.769    1.226  66,208,396
                                           2000   2.414    1.769  37,383,151
                                           1999   1.435    2.414  19,231,737
                                           1998      --    1.435  10,725,927
   Putnam OTC & Emerging Growth Fund
    (Division 27)                          2005   0.611    0.653  40,659,119
                                           2004   0.571    0.611  44,753,734
                                           2003   0.426    0.571  38,233,626
                                           2002   0.639    0.426  34,971,866
                                           2001   1.196    0.639  34,690,902
                                           2000   2.471    1.196  20,908,160
                                           1999   1.098    2.471   6,570,152
                                           1998      --    1.098   3,092,839
   Sit Mid Cap Growth Fund (Division 67)   2005   0.583    0.666   5,301,462
                                           2004   0.502    0.583   4,352,958
                                           2003   0.365    0.502   3,342,100
                                           2002   0.563    0.365   1,776,176
                                           2001   0.853    0.563     446,811
                                           2000      --    0.853         346
   Sit Small Cap Growth Fund (Division 66) 2005   0.638    0.750  30,315,099
                                           2004   0.602    0.638  24,852,181
                                           2003   0.451    0.602  19,779,156
                                           2002   0.616    0.451  10,695,255
                                           2001   0.862    0.616   3,188,128
                                           2000      --    0.862       3,323
   Templeton Foreign Fund (Division 32)    2005   1.814    1.991  54,531,084
                                           2004   1.548    1.814  46,263,532
                                           2003   1.196    1.548  33,418,311
                                           2002   1.319    1.196  27,321,331
                                           2001   1.444    1.319  21,232,087
                                           2000   1.518    1.444  13,195,521
                                           1999   1.095    1.518   8,660,425
                                           1998      --    1.095   5,437,288
   Templeton Global Asset Allocation Fund
    (Division 19)                          2005   2.655    2.729  20,571,916
                                           2004   2.314    2.655  16,011,044
                                           2003   1.768    2.314   7,155,341
                                           2002   1.864    1.768   4,180,947
                                           2001   2.087    1.864   3,125,087
                                           2000   2.102    2.087   1,210,593
                                           1999      --    2.102     485,669
   Vanguard LifeStrategy Conservative
    Growth Fund (Division 54)              2005   1.348    1.393   3,330,251
                                           2004   1.261    1.348   2,836,503
                                           2003   1.093    1.261   1,954,391
                                           2002   1.167    1.093   1,007,113
                                           2001   1.180    1.167     763,718
                                           2000   1.157    1.180     482,507
                                           1999      --    1.157     375,819

                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
   Vanguard LifeStrategy Growth Fund
    (Division 52)                         2005   1.351    1.429    8,184,272
                                          2004   1.213    1.351    7,076,717
                                          2003   0.954    1.213    5,142,574
                                          2002   1.145    0.954    3,864,620
                                          2001   1.270    1.145    2,800,962
                                          2000   1.356    1.270    2,267,355
                                          1999      --    1.356    1,468,333
   Vanguard LifeStrategy Moderate
    Growth Fund (Division 53)             2005   1.361    1.423   10,567,495
                                          2004   1.244    1.361    9,612,545
                                          2003   1.027    1.244    7,167,191
                                          2002   1.157    1.027    4,834,564
                                          2001   1.224    1.157    3,597,361
                                          2000   1.248    1.224    2,887,958
                                          1999      --    1.248    2,152,244
   Vanguard Long-Term Investment-Grade
    Fund (Division 22)                    2005   1.882    1.963   19,181,331
                                          2004   1.741    1.882   16,058,977
                                          2003   1.652    1.741   12,089,610
                                          2002   1.471    1.652   11,209,489
                                          2001   1.353    1.471    9,394,086
                                          2000   1.221    1.353    4,636,431
                                          1999      --    1.221    4,060,325
   Vanguard Long-Term Treasury Fund
    (Division 23)                         2005   1.882    1.990   27,830,619
                                          2004   1.770    1.882   23,918,115
                                          2003   1.738    1.770   19,619,013
                                          2002   1.502    1.738   19,883,997
                                          2001   1.451    1.502   17,009,737
                                          2000   1.222    1.451   10,177,993
                                          1999   1.349    1.222    7,578,682
                                          1998      --    1.349    3,682,809
   Vanguard Wellington Fund
    (Division 25)                         2005   2.156    2.279   86,469,604
                                          2004   1.960    2.156   75,722,620
                                          2003   1.640    1.960   57,521,256
                                          2002   1.780    1.640   48,274,786
                                          2001   1.727    1.780   44,865,983
                                          2000   1.581    1.727   29,685,842
                                          1999   1.530    1.581   28,195,817
                                          1998      --    1.530   19,636,072
   Vanguard Windsor II Fund (Division 24) 2005   2.201    2.331  108,446,296
                                          2004   1.880    2.201   87,345,541
                                          2003   1.461    1.880   56,268,484
                                          2002   1.776    1.461   46,093,281
                                          2001   1.858    1.776   36,594,309
                                          2000   1.606    1.858   24,169,868
                                          1999   1.723    1.606   20,846,053
                                          1998      --    1.723   13,800,156

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Internal Revenue Code of 1986, as amended ("Code") limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 may be charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

IncomeLOCK: IncomeLOCK is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero (the "Benefit"). Thus, IncomeLOCK may offer protection of a sure stream of income in the event of a significant market downturn or if your Account Value declines due to unfavorable investment performance.

The feature design provides for an automatic lock-in of the Contract's highest anniversary value (the maximum anniversary value or "MAV") during the first ten years from the endorsement effective date (the "Evaluation Period"). This feature guarantees lifetime withdrawals of an income stream in the manner described below, without annuitizing the Contract. If you decide not to take withdrawals under this feature, or you surrender your Contract, you will not receive the benefits of IncomeLOCK. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on IncomeLOCK.

IncomeLOCK is not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while IncomeLock is still in effect, we will automatically terminate the Benefit.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Participant Year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of this feature. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK may be elected any time, provided you are age 75 or younger on the date of election. Please note that this feature and/or its components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions. IncomeLOCK might not be appropriate for use with contributory qualified plans (401(k), 403(b), 457) or IRAs (traditional or Roth IRAs and SEPs) if you plan to make ongoing contributions. This is because the Benefit applies only to purchase payments made within the first two contract years if the Benefit is selected at Contract issue, or to the Account Value on the Endorsement Date if the Benefit is selected after Contract issue. We reserve the right to modify, suspend or terminate IncomeLOCK in its entirety or any component at any time for Contracts that have not yet been issued.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs)

--------------------------------------------------------------------------------

generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling AIG VALIC's toll-free transfer service at 1-800-428-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.


 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, American General Corporation ("AGC"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management.

American Home Assurance Company

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered by the American Home guarantee, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty-eight Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under The Investment Company Act of 1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

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VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and AGC have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the National Association of Securities Dealers, Inc., unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each first- year Purchase Payment. Agents will receive commissions of approximately 1.2% for level Purchase Payments in subsequent years and up to 7% on increases in the amount of Purchase Payments in the year of the increase. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Fixed and Variable Account Options
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options. These options provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

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      Fixed Account Options               Investment Objective
      ---------------------               --------------------
      Fixed Account Plus         Invests in the general account assets
                                 of the Company. This account provides
                                 fixed-return investment growth for the
                                 long-term. It is credited with interest
                                 at rates set by VALIC. The account is
                                 guaranteed to earn at least a minimum
                                 rate of interest as shown in your
                                 Contract. Your money may be credited
                                 with a different rate of interest
                                 depending on the time period in which
                                 it is accumulated. Purchase Payments
                                 allocated to a fixed account option
                                 will receive a current rate of
                                 interest. There are limitations on
                                 transfers out of this option. If you
                                 transfer assets from Fixed Account Plus
                                 to another investment option, any
                                 assets transferred back into Fixed
                                 Account Plus within 90 days will
                                 receive a different rate of interest,
                                 than that paid for new Purchase
                                 Payments.

      Short-Term Fixed Account   Invests in the general account assets
                                 of the Company. This account provides
                                 fixed-return investment growth for the
                                 short-term. It is credited with
                                 interest at rates set by VALIC, which
                                 may be lower than the rates credited to
                                 Fixed Account Plus, above. The account
                                 is guaranteed to earn at least a
                                 minimum rate of interest as shown in
                                 your Contract. Your money may be
                                 credited with a different rate of
                                 interest depending on the time period
                                 in which it is accumulated.

      Multi-Year Enhanced Option Invests in the general account assets
       ("Multi-Year Option")     of the Company. This account is a
                                 long-term investment option, providing
                                 a guaranteed interest rate for a
                                 guaranteed period (three, five, seven,
                                 or ten years) ("MVA Term"). Please see
                                 your Contract for minimum investment
                                 amounts and other requirements and
                                 restrictions. This option may not be
                                 available in all employee plans or
                                 states. All MVA Terms may not be
                                 available. Please see your financial
                                 advisor for information on the MVA
                                 Terms that are currently offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. AIG VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options

The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Mutual Funds available to the general public will not be available within your Contract. Funds that are available in a tax-deferred nonqualified variable annuity, under Internal Revenue Code Section 72, and also for ineligible deferred compensation 457(f) plans and private sector top-hat plans include VALIC Company I and II, Janus Adviser Worldwide Fund and Templeton Global Asset Allocation Fund.

The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We also show the investment adviser for each Fund, and investment sub-adviser, if applicable. Please see the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment strategy and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from AIG VALIC at 1-800-428-2542 (press 1, then 3) or online at www.aigvalic.com.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and

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shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

AIG SunAmerica Asset Management Corp. and AIG Global Investment Corp. are each affiliated with the adviser, VALIC, due to common ownership. Please note that the Ariel Fund and Ariel Appreciation Fund are not available in any 457 plans, except by special arrangement.

Funds marked with (RF) will be available Variable Account Options beginning May 30, 2006. Funds marked with (FS) will no longer be available as of May 26, 2006.

    Variable Account Options                   Investment Objective                    Adviser and Sub-Adviser
    ------------------------                   --------------------                    -----------------------
AIG SunAmerica                   Each High Watermark Fund seeks to generate         Adviser: Trajectory Asset
2010 High Watermark Fund         capital appreciation to the extent consistent      Management LLC
                                 with preservation of capital investment gains in
AIG SunAmerica                   order to have a net asset value ("NAV") on its     (AIG SunAmerica Asset
2015 High Watermark Fund         Protected Maturity Date at least equal to the      Management Corp. is the daily
                                 Protected High Watermark Value. Each High          business manager.)
AIG SunAmerica                   Watermark Fund seeks high total return as a
2020 High Watermark Fund         secondary objective.

                                 If you hold your Variable Investment Option Units until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High
                                 Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High Watermark Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value subsequent to the last paid dividend or distribution). This is known as the Protected
                                 High Watermark Value.

                                 The Protected Maturity Date for each High
                                 Watermark Fund is:
                                 2010 High Watermark Fund            August 31,
                                 2010
                                 2015 High Watermark Fund            August 31,
                                 2015
                                 2020 High Watermark Fund            August 31,
                                 2020

                                 If you may need access to your money at any point prior to the Protected Maturity Date, you should consider the appropriateness of investing in the High Watermark Funds. Investors who redeem before the Protected Maturity Date will receive the current Purchase Unit value of the investment, which may be less than either the Protected High
                                 Watermark Value or the initial investment.

                                 An investment in the High Watermark Funds may not be appropriate for persons enrolled in Guided
                                 Portfolio Services/SM/, an investment advisory product offered by VALIC Financial Advisors, Inc.

AIM Large Cap Growth Fund        Seeks long-term growth of capital by investing     Adviser: AIM Advisors, Inc.
              (FS)               primarily in marketable equity securities,
                                 including convertible securities and other
                                 securities, such as synthetic instruments, of
                                 large-capitalization companies with a market
                                 capitalization no smaller than the smallest
                                 capitalized company included in the Russell
                                 1000(R) Index at the time of purchase.

American Century Ultra Fund      Seeks long-term capital growth through             Adviser: American Century
              (FS)               investments primarily in common stocks that are    Investment Management, Inc.
                                 considered to have greater-than-average chance to
                                 increase in value over time.

Ariel Appreciation Fund -- a     Seeks long-term capital appreciation by investing  Adviser: Ariel Capital series of Ariel Investment Trust primarily in the stocks of medium-sized companies  Management, LLC with market capitalizations between $2.5 billion
                                 and $15 billion at the time of initial purchase.

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    Variable Account Options                    Investment Objective                   Adviser and Sub-Adviser
    ------------------------                    --------------------                   -----------------------
Ariel Fund -- a series of Ariel   Seeks long-term capital appreciation by investing  Adviser: Ariel Capital
Investment Trust                  primarily in the stocks of small companies with a  Management, LLC market capitalization generally between $1
                                  billion and $5 billion at the time of
                                  initial purchase.

Credit Suisse Small Cap           Seeks capital growth by investing in equity        Adviser: Credit Suisse Asset
Growth Fund                       securities of small U.S. companies. The Adviser    Management, LLC
              (FS)                uses a growth investment style and looks for
                                  either developing or older companies in a growth
                                  stage or companies providing products or services
                                  with a high unit-volume growth rate.

Dreyfus BASIC U.S. Mortgage       Seeks as high a level of current income as is      Adviser: The
Securities Fund                   consistent with the preservation of capital. To    Dreyfus Corporation
              (FS)                pursue this goal, the fund normally invests in
                                  mortgage-related securities issued or guaranteed
                                  by the U.S. government or its agencies or
                                  instrumentalities.

Evergreen Equity Income           Seeks current income and capital growth by         Adviser: Evergreen
Fund -- a series of Evergreen     investing primarily in equity securities across    Investment Management
Equity Trust                      all market capitalizations that produce income.    Company, LLC
              (FS)

Evergreen Fundamental Large       Seeks capital growth with the potential for        Adviser: Evergreen
Cap Fund -- a series of           current income by investing primarily in common    Investment Management
Evergreen Equity Trust            stocks of large companies whose market             Company, LLC
              (FS)                capitalizations fall within the Russell 1000(R)
                                  Index.

Evergreen Special Equity          Seeks capital growth by investing primarily in     Adviser: Evergreen
Fund -- a series of Evergreen     common stocks of small U.S. companies, typically   Investment Management
Select Equity Trust               having a market capitalization that falls within   Company, LLC
              (FS)                the range tracked by the Russell 2000(R) Index at
                                  the time of purchase. The fund invests in stocks
                                  of companies that the Adviser believes have the
                                  potential for accelerated growth in earnings and
                                  price.

Evergreen Special Values          Seeks capital growth in the value of its shares    Adviser: Evergreen
Fund -- a series of Evergreen     by investing primarily in common stocks of small   Investment Management
Equity Trust                      U.S. companies (companies having a market          Company, LLC
              (FS)                capitalization that falls within the range
                                  tracked by the Russell 2000(R) Index at the time
                                  of purchase).

Janus Adviser Worldwide           Seeks long-term growth of capital in a manner      Adviser: Janus Capital
Fund -- a series of Janus         consistent with the preservation of capital by     Management, LLC
Adviser Series                    investing in common stocks of companies of any
              (FS)                size located throughout the world. The fund
                                  normally invests in issuers from at least five
                                  different countries, including the U.S.

Janus Fund                        Seeks long-term growth of capital in a manner      Adviser: Janus Capital
              (FS)                consistent with the preservation of capital. The   Management, LLC
                                  fund invests primarily in common stocks selected
                                  for their growth potential and generally invests
                                  in larger, more established companies.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of       Adviser: Holland Capital
                                  capital. The receipt of dividend income is a       Management, L.P.
                                  secondary consideration. The fund will invest in
                                  a diversified portfolio of equity securities of
                                  mid-to large-capitalization growth companies.

MSIF Trust Mid Cap Growth         Seeks long-term capital growth and appreciation    Adviser: Morgan Stanley
Portfolio -- a series of Morgan   by investing primarily in growth-oriented equity   Investment Management Inc.
Stanley Institutional Funds Trust securities of U.S. mid-cap companies, and, to a
              (FS)                limited extent, foreign companies. Mid-cap
                                  companies are those with market capitalizations
                                  of generally less than $35 billion.

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   Variable Account Options                   Investment Objective                   Adviser and Sub-Adviser
   ------------------------                   --------------------                   -----------------------
Putnam Global Equity Fund       Seeks capital appreciation by investing mainly in  Adviser: Putnam Investment
             (FS)               common stocks of companies worldwide. The Adviser  Management, LLC invests mainly in mid-sized and large companies
                                with favorable investment potential. Investments
                                in developed countries is emphasized, though the
                                fund may also invest in developing (emerging)
                                markets.

 Putnam New Opportunities Fund  Seeks long-term capital appreciation by investing  Adviser: Putnam Investment
             (FS)               mainly in the common stocks of U.S. companies,     Management, LLC
                                with a focus on growth stocks in sectors of the
                                economy that the Adviser believes have high
                                growth potential.

Putnam OTC & Emerging           Seeks capital appreciation by investing mainly in  Adviser: Putnam Investment
Growth Fund                     common stocks of U.S. companies traded in the      Management, LLC
             (FS)               over-the-counter ("OTC") market and "emerging
                                growth" companies listed on securities exchanges,
                                with a focus on growth stocks. Emerging growth
                                companies are those that the Adviser believes
                                have a leading or proprietary position in a
                                growing industry or are gaining market share in
                                an established industry.

Sit Mid Cap Growth Fund         Seeks to maximize long-term capital appreciation   Adviser: Sit Investment
             (FS)               by investing in the common stocks of companies     Associates, Inc.
                                with capitalizations of $2 billion to $15 billion
                                at the time of purchase. The Adviser invests in
                                domestic growth-oriented medium to small
                                companies it believes exhibit the potential for
                                superior growth.

Sit Small Cap Growth Fund       Seeks to maximize long-term capital appreciation   Adviser: Sit Investment
             (FS)               by investing in the common stocks of companies     Associates, Inc.
                                with capitalizations of $2.5 billion or less at
                                the time of purchase. The Adviser invests in
                                domestic growth-oriented small companies it
                                believes exhibit the potential for superior
                                growth.

Templeton Foreign Fund -- a     Seeks long-term capital growth by investing        Adviser: Templeton Global
series of Templeton Funds, Inc. mainly in the equity securities of companies       Advisors Limited
             (FS)               located outside the U.S., including emerging
                                markets.

Templeton Global Asset          Seeks high total return by normally investing in   Adviser: Templeton
Allocation Fund -- a series of  equity securities of companies of any country,     Investment Counsel, LLC
Franklin Templeton Variable     debt securities of companies and governments of    Sub-Adviser: Franklin
Insurance Products Trust        any country, and in money market instruments.      Advisers, Inc.
             (FS)               While the fund's debt securities investments
                                focus on those that are investment grade, the
                                fund also may invest in high-yield, lower-rated
                                bonds.

Vanguard LifeStrategy           Seeks to provide current income and low to         The fund does not employ an
Conservative Growth Fund        moderate capital appreciation. This is a fund of   investment adviser. Instead,
                                funds, investing in other Vanguard mutual funds    the fund's Board of Trustees
                                according to a fixed formula that typically        decides how to allocate the
                                results in an allocation of about 40% of assets    fund's assets among the
                                to bonds, 20% to short-term fixed income           underlying funds.
                                investments, and 40% to common stocks. The fund's
                                indirect bond holdings are a diversified mix of
                                short-, intermediate- and long-term U.S.
                                government, agency, and investment-grade
                                corporate bonds, as well as mortgage-backed
                                securities. The fund's indirect stock holdings
                                consist substantially of large-cap U.S. stocks
                                and, to a lesser extent, mid- and small-cap U.S.
                                stocks and foreign stocks.

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Variable Account Options               Investment Objective                    Adviser and Sub-Adviser
------------------------               --------------------                    -----------------------
Vanguard LifeStrategy    Seeks to provide capital appreciation and some     The fund does not employ an
Growth Fund              current income. This is a fund of funds,           investment adviser. Instead,
                         investing in other Vanguard mutual funds           the fund's Board of Trustees
                         according to a fixed formula that typically        decides how to allocate the
                         results in an allocation of about 80% of assets    fund's assets among the
                         to common stocks and 20% to bonds. The fund's      underlying funds.
                         indirect stock holdings consist substantially of
                         large-cap U.S. stocks and to a lesser extent,
                         mid- and small-cap U.S. stocks and foreign
                         stocks. Its indirect bond holdings are a
                         diversified mix of short-, intermediate- and
                         long-term U.S. government, agency, and
                         investment-grade corporate bonds, as well as
                         mortgage-backed and asset-backed securities.

Vanguard LifeStrategy    Seeks to provide capital appreciation and a low    The fund does not employ an
Moderate Growth Fund     to moderate level of current income. This is a     investment adviser. Instead,
                         fund of funds, investing in other Vanguard mutual  the fund's Board of Trustees funds according to a fixed formula that typically  decides how to allocate the
                         results in an allocation of about 60% of assets    fund's assets among the
                         to common stocks and 40% to bonds. The fund's      underlying funds.
                         indirect stock holdings consist substantially of
                         large-cap U.S. stocks and, to a lesser extent,
                         mid- and small-cap U.S. stocks and foreign
                         stocks. The fund's indirect bond holdings are a
                         diversified mix of short-, intermediate- and
                         long-term U.S. government, agency, and
                         investment-grade corporate bonds, as well as
                         mortgage-backed securities.

Vanguard Long-Term       Seeks to provide a high and sustainable level of   Adviser: Wellington
Investment-Grade Fund    current income by investing in a variety of high   Management Company, LLP
                         quality and, to a lesser extent, medium-quality
                         fixed income securities. The fund is expected to
                         maintain a dollar-weighted average maturity of 15
                         to 25 years.

Vanguard Long-Term       Seeks to provide a high and sustainable level of   Adviser: The Vanguard Group
Treasury Fund            current income by investing primarily in U.S.
                         Treasury securities. The fund is expected to
                         maintain a dollar-weighted average maturity
                         between 15 and 30 years.

Vanguard Wellington Fund Seeks to provide long-term capital appreciation    Adviser: Wellington
                         and reasonable current income by investing in      Management Company, LLP
                         dividend-paying, and, to a lesser extent,
                         non-dividend-paying common stocks of established
                         large- and medium-sized companies. In choosing
                         these companies, the Adviser seeks those that
                         appear to be undervalued but which have prospects
                         to improve. The fund also invests in investment
                         grade corporate bonds, with some exposure to U.S.
                         Treasury, government agency and
                         mortgage-backed securities.

Vanguard Windsor II Fund Seeks to provide long-term capital appreciation    Advisers: Armstrong, Shaw
                         and income. The fund invests mainly in medium-     Associates, Inc.; Barrow,
                         and large-sized companies whose stocks are         Hanley, Mewhinney &
                         considered by the fund's advisers to be            Strauss, Inc.; Equinox Capital
                         undervalued.                                       Management, LLC; Hotchkis
                                                                            and Wiley Capital
                                                                            Management, LLC; Tukman
                                                                            Capital Management, Inc.; and
                                                                            The Vanguard Group

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 Variable Account Options                 Investment Objective                   Adviser and Sub-Adviser
 ------------------------                 --------------------                   -----------------------
VALIC Company I

Asset Allocation Fund       Seeks maximum aggregate rate of return over the    Adviser: VALIC
                            long term through controlled investment risk by    Sub-Adviser: AIG Global
                            adjusting its investment mix among stocks,         Investment Corp.
                            long-term debt securities and short-term money
                            market securities.

Blue Chip Growth Fund       Seeks long-term capital growth by investing in     Adviser: VALIC
                            the common stocks of large and medium-sized blue   Sub-Adviser: T. Rowe Price
                            chip growth companies. Income is a secondary       Associates, Inc.
                            objective.

Broad Cap Value Income Fund The fund seeks total return through capital        Advisor: VALIC
           (RF)             appreciation with income as a secondary            Sub-Advisor: Barrow, Hanley,
                            objective. The fund invests primarily in equity    Mewhinney & Straus, Inc.
                            securities of U.S. large- and
                            medium-capitalization companies that are
                            undervalued.

Capital Conservation Fund   Seeks the highest possible total return            Adviser: VALIC
                            consistent with the preservation of capital        Sub-Adviser: AIG Global
                            through current income and capital gains on        Investment Corp.
                            investments in intermediate- and long-term debt
                            instruments and other income-producing securities.

Core Equity Fund            Seeks to provide long-term growth of capital       Adviser: VALIC
                            through investment primarily in the equity         Sub-Advisers: WM Advisors,
                            securities of large-cap quality companies with     Inc. and Wellington
                            long-term growth potential.                        Management Company, LLP

Foreign Value Fund          Seeks long-term growth of capital by investing in  Advisor: VALIC
           (RF)             equity securities of companies located outside     Sub-Advisor: Templeton
                            the U.S., including emerging markets.              Global Advisors Limited

Global Equity Fund          Seeks capital appreciation by investing primarily  Advisor: VALIC
           (RF)             in mid-cap and large-cap companies with market     Sub-Advisor: Putnam
                            capitalizations in excess of $1 billion, although  Investment Management, LLC it can invest in companies of any size.

Global Strategy Fund        Seeks high return by investing in equity           Advisor: VALIC
           (RF)             securities of companies in any country, fixed      Sub-Advisor: Franklin
                            income (debt) securities of companies and          Advisors, Inc. And Templeton
                            governments of any country, and in money marker    Investment Counsel, LLC
                            instruments.

Government Securities Fund  Seeks high current income and protection of        Adviser: VALIC
                            capital through investments in intermediate- and   Sub-Adviser: AIG Global
                            long-term U.S. government and                      Investment Corp.
                            government-sponsored debt securities.

Growth & Income Fund        Seeks to provide long-term growth of capital and   Adviser: VALIC
                            secondarily, current income, through investment    Sub-Adviser: AIG SunAmerica
                            in common stocks and equity-related securities.    Asset Management Corp.

Health Sciences Fund        Seeks long-term capital growth through             Adviser: VALIC
                            investments primarily in the common stocks of      Sub-Adviser: T. Rowe Price
                            companies engaged in the research, development,    Associates, Inc.
                            production, or distribution of products or
                            services related to health care, medicine, or the
                            life sciences.

Income & Growth Fund        Seeks capital growth by investing in common        Adviser: VALIC
                            stocks, though the fund may invest in securities   Sub-Adviser: American
                            other than stocks. Current income is a secondary   Century Investment
                            consideration.                                     Management, Inc.

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  Variable Account Options                 Investment Objective                   Adviser and Sub-Adviser
  ------------------------                 --------------------                   -----------------------
Effective with the Fund      The Core Value Fund will not change its            Adviser: VALIC
Substitution, the Income &   Investment Objective. Two investment strategies    Sub-Advisers: American
Growth Fund will change its  will be utilized. Half of the assets will be       Century Investment
name to the Core Value Fund. managed by employing a quantitative income and     Management, Inc. and
                             growth investment strategy, while the remainder    American Century Global
                             of the assets will be managed using a portfolio    Investment Management, Inc.
                             optimization technique. The goal is to create a
                             fund that provides better returns than its
                             benchmark without taking on significant
                             additional risk. The sub-adviser also attempts to
                             create a dividend yield for the Fund that will be
                             greater than that of the S&P 500(R) Index.

Inflation Protected Fund     Seeks maximum real return, consistent with         Adviser: VALIC
                             appreciation of capital and prudent investment     Sub-Adviser: AIG Global
                             engagement. The fund invests in inflation-indexed  Investment Corp.
                             bonds of varying maturities issued by U.S. and
                             non-U.S. governments and corporations.

International Equities Fund  Seeks to provide long-term growth of capital       Adviser: VALIC
                             through investments primarily in a diversified     Sub-Adviser: AIG Global
                             portfolio of equity and equity-related securities  Investment Corp.
                             of foreign issuers that, as a group, the
                             Sub-Adviser believes may provide investment
                             results closely corresponding to the performance
                             of the Morgan Stanley Capital International,
                             Europe, Australasia and the Far East Index.

International Government     Seeks high current income through investments      Adviser: VALIC
Bond Fund                    primarily in investment grade debt securities      Sub-Adviser: AIG Global
                             issued or guaranteed by foreign governments. This  Investment Corp.
                             fund is classified as "non-diversified" because
                             it expects to concentrate in certain foreign
                             government securities. Also, the fund attempts to
                             have all of its investments payable in foreign
                             securities. The fund may convert its cash to
                             foreign currency.

International Growth I Fund  Seeks capital growth through investments           Adviser: VALIC
                             primarily in equity securities of issuers in       Sub-Adviser: American
                             developed foreign countries. The Sub-Adviser uses  Century Global Investment
                             a growth strategy it developed to invest in        Management, Inc., AIM
                             stocks it believes will increase in value over     Capital Management, Inc. and
                             time.                                              Massachusetts Financial
                                                                                Services Company

Large Cap Core Fund          Seeks capital growth with the potential for        Advisor: VALIC
            (RF)             current income by investing in the common stocks   Sub-Advisor: Evergreen
                             of large-sized U.S. companies (i.e., companies     Investment
                             whose market capitalization falls within the       Management Company
                             range tracked of the Russell 1000(R)).

Large Cap Growth Fund        Seeks to provide long-term growth of capital by    Adviser: VALIC
                             normally investing in common stocks of             Sub-Adviser: AIG SunAmerica
                             well-established, high-quality growth companies.   Asset Management Corp.

Large Capital Growth Fund    Seeks to provide long-term growth of capital by    Advisor: VALIC
            (RF)             investing in securities of large-cap companies.    Sub-advisor: A I M Capital
                                                                                Management, Inc. and AIG
                                                                                SunAmerica Asset
                                                                                Management Corp.

Mid Cap Index Fund           Seeks to provide growth of capital through         Adviser: VALIC
                             investments primarily in a diversified portfolio   Sub-Adviser: AIG Global
                             of common stocks that, as a group, are expected    Investment Corp.
                             to provide investment results closely
                             corresponding to the performance of the S&P
                             MidCap 400(R) Index.

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  Variable Account Options                  Investment Objective                    Adviser and Sub-Adviser
  ------------------------                  --------------------                    -----------------------
Mid Cap Strategic Growth Fund Seeks long-term capital growth by investing        Advisor: VALIC
(Formerly Mid Capital         primarily in growth-oriented equity securities of  Sub-Advisor: Morgan Stanley
Growth Fund)                  U.S. mid-cap companies and, to a limited extent,   Investment Management, Inc.
            (RF)              foreign companies.                                 d/b/a Van Kampen and Brazos
                                                                                 Capital Management, LP

Money Market I Fund           Seeks liquidity, protection of capital and         Adviser: VALIC
                              current income through investments in short-term   Sub-Adviser: AIG SunAmerica
                              money market instruments.                          Asset Management Corp.

Nasdaq-100(R) Index Fund      Seeks long-term capital growth through             Adviser: VALIC
                              investments in the stocks that are included in     Sub-Adviser: AIG Global
                              the Nasdaq-100 Index(R). The fund is a             Investment Corp.
                              non-diversified fund, meaning that it can invest
                              more than 5% of its assets in the stocks of one
                              company. The fund concentrates in the technology
                              sector, in the proportion consistent with the
                              industry weightings in the Index.

Science & Technology Fund     Seeks long-term capital appreciation through       Adviser: VALIC
                              investments primarily in the common stocks of      Sub-Adviser: T. Rowe Price
                              companies that are expected to benefit from the    Associates, Inc. and RCM
                              development, advancement, and use of science and   Capital Management LLC
                              technology. Several industries are likely to be
                              included, such as electronics, communications,
                              e-commerce, information services, media, life
                              sciences and health care, environmental services,
                              chemicals and synthetic materials,
                              nanotechnology, energy equipment and services and
                              defense and aerospace.

Small Cap Aggressive          Seeks capital growth by investing in equity        Advisor: VALIC
Growth Fund                   securities of small U.S. companies.                Sub-advisor: Credit Suisse
            (RF)                                                                 Asset Management, LLC

Small Cap Fund                Seeks to provide long-term capital growth by       Adviser: VALIC
                              investing primarily in the stocks of small         Sub-Advisers: American
                              companies, with market capitalizations at the      Century Investment
                              time of purchase which fall 1) below range of      Management, Inc., Franklin
                              companies in either the current Russell 2000(R)    Portfolio Associates, Inc. and
                              or S&P Small Cap Index, or 2) below the three      T. Rowe Price Associates, Inc.
                              year average maximum market cap of companies in
                              the index as of December 31 of the three
                              preceeding years.

Small Cap Index Fund          Seeks to provide growth of capital through         Adviser: VALIC
                              investment primarily in a diversified portfolio    Sub-Adviser: AIG Global
                              of common stocks that, as a group, the             Investment Corp.
                              Sub-Adviser believes may provide investment
                              results closely corresponding to the performance
                              of the Russell 2000(R) Index.

Small Cap Special Values Fund Seeks to produce growth of capital by investing    Advisor: VALIC
            (RF)              primarily in common stocks of small U.S.           Sub-Advisor: Evergreen
                              companies.                                         Investment Management
                                                                                 Company and Putnam
                                                                                 Investment Management, LLC

Small Cap Strategic           Seeks capital growth by investing primarily in     Advisor: VALIC
Growth Fund                   common stocks whose market capitalizations fall    Sub-Advisor: Evergreen
            (RF)              within the range tracked by the Russell 2000(R)    Investment Management
                              Index, at the time of purchase.                    Company

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Variable Account Options                          Investment Objective                          Adviser and Sub-Adviser
------------------------                          --------------------                          -----------------------
Social Awareness Fund     Seeks to obtain growth of capital through investment, primarily      Adviser: VALIC
                          in common stocks, in companies which meet the social criteria        Sub-Adviser: AIG Global
                          established for the fund. The fund does not invest in companies      Investment Corp.
                          that are significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems;
                          the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; or business practices or the production of products that significantly pollute the environment.

Stock Index Fund          Seeks long-term capital growth through investment in common          Adviser: VALIC
                          stocks that, as a group, are expected to provide investment          Sub-Adviser: AIG Global
                          results closely corresponding to the performance of the S&P          Investment Corp.
                          500(R) Index.

VALIC Ultra Fund          Seeks long-term capital growth by investing in larger-sized          Advisor: VALIC
          (RF)            companies it believes will increase in value over time.              Sub-Advisor: American
                                                                                               Century Investment
                                                                                               Management, Inc.

Value Fund                Seeks capital growth and current income through investments          Adviser: VALIC
                          primarily in common stocks of large U.S. companies, focusing         Sub-Adviser:
                          on value stocks that the Sub-Adviser believes are currently          OppenheimerFunds, Inc.
                          undervalued by the market.

VALIC Company II

Aggressive Growth         Seeks growth through investments in a combination of the             Adviser: VALIC
Lifestyle Fund            different funds offered in VALIC Company I and VALIC Company         Sub-Adviser: AIG Global
                          II. This fund of funds is suitable for investors seeking the         Investment Corp.
                          potential for capital growth that a fund investing predominately in equity securities may offer.

Capital Appreciation Fund Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
                          broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Credit Suisse
                          of U.S. companies.                                                   Asset Management, LLC

Conservative Growth       Seeks current income and low to moderate growth of capital           Adviser: VALIC
Lifestyle Fund            through investments in a combination of the different funds          Sub-Adviser: AIG Global
                          offered in VALIC Company I and VALIC Company II. This fund of        Investment Corp.
                          funds is suitable for investors who invest in equity securities, but who are not willing to assume the market risks of either the
                          Aggressive Growth Lifestyle Fund or the Moderate Growth
                          Lifestyle Fund.

Core Bond Fund            Seeks the highest possible total return consistent with the          Adviser: VALIC
                          conservation of capital through investments in medium- to high-      Sub-Adviser: AIG Global
                          quality fixed income securities. These securities include            Investment Corp.
                          corporate debt securities of foreign or domestic companies, securities issued or guaranteed by the U.S. government,
                          mortgage-backed, or asset-backed securities.

High Yield Bond Fund      Seeks the highest possible total return and income consistent        Adviser: VALIC
                          with conservation of capital through investment in a diversified     Sub-Adviser: AIG Global
                          portfolio of high yielding, high risk fixed income securities. These Investment Corp.
                          securities include below-investment-grade junk bonds.

International Small Cap   Seeks to provide long-term capital appreciation through equity       Adviser: VALIC
Equity Fund               and equity-related securities of small cap companies throughout      Sub-Adviser: AIG Global
                          the world, excluding the U.S.                                        Investment Corp.

--------------------------------------------------------------------------------

   Variable Account Options                            Investment Objective                            Adviser and Sub-Adviser
   ------------------------                            --------------------                            -----------------------
Large Cap Value Fund           Seeks to provide total returns that exceed over time the Russell      Adviser: VALIC
                               1000(R) Value Index through investment in equity securities. The      Sub-Adviser: SSgA Funds
                               Russell 1000(R) Value Index is a sub-index of the Russell 3000(R)     Management, Inc.
                               Index, which follows the 3,000 largest U.S. companies, based on total market capitalization.

Mid Cap Growth Fund            Seeks long-term capital appreciation principally through              Adviser: VALIC
                               investments in medium-capitalization equity securities, such as       Sub-Adviser: AIM Capital
                               common and preferred stocks and securities convertible into           Management, Inc.
                               common stocks. The Sub-Adviser defines mid-sized companies as companies that are included in the Russell Mid-Cap(R) Index.

Mid Cap Value Fund             Seeks capital growth, through investment in equity securities of      Adviser: VALIC
                               medium capitalization companies using a value-oriented                Sub-Adviser: FAF Advisors,
                               investment approach. Mid-capitalization companies include             Inc. and Wellington
                               companies with a market capitalization equaling or exceeding          Management Company, LLP
                               $500 million, but not exceeding the largest market capitalization of the Russell Mid-Cap(R) Index range.

Moderate Growth Lifestyle Fund Seeks growth and current income through investments in a              Adviser: VALIC
                               combination of the different funds offered in VALIC Company I and     Sub-Adviser: AIG Global
                               VALIC Company II. This fund of funds is suitable for investors who    Investment Corp.
                               invest in equity securities, but who are not willing to assume the market risks of the Aggressive Growth Lifestyle Fund.

Money Market II Fund           Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: AIG SunAmerica
                                                                                                     Asset Management Corp.

Small Cap Growth Fund          Seeks to provide long-term capital growth through investments         Adviser: VALIC
                               primarily in the equity securities of small companies with market     Sub-Adviser: Franklin
                               caps not exceeding $1.5 billion or the highest market cap value in    Advisers, Inc.
                               the Russell 2000(R) Growth Index, whichever is greater, at the time of purchase.

Small Cap Value Fund           Seeks to provide maximum long-term return, consistent with            Adviser: VALIC
                               reasonable risk to principal, by investing primarily in securities of Sub-Advisers: JPMorgan
                               small-capitalization companies in terms of revenue and/or market      Investment Advisors, Inc.
                               capitalization. Small-cap companies are companies whose total market capitalizations range from $100 million to $3 billion at the time of purchase.

Socially Responsible Fund      Seeks to obtain growth of capital through investment, primarily       Adviser: VALIC
                               in equity securities, of companies which meet the social criteria     Sub-Adviser: AIG Global
                               established for the fund. The fund does not invest in companies       Investment Corp.
                               that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; or business practices or the production of products that significantly pollute the environment.

Strategic Bond Fund            Seeks the highest possible total return and income consistent         Adviser: VALIC
                               with conservation of capital through investment in a diversified      Sub-Adviser: AIG Global
                               portfolio of income producing securities. The fund invests in a       Investment Corp.
                               broad range of fixed-income securities, including investment-
                               grade bonds, U.S. government and agency obligations,
                               mortgage-backed securities, and U.S., Canadian, and foreign high risk, high yield bonds.

A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.aigvalic.com.

Purchase Period
--------------------------------------------------------------------------------


The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                       Initial Subsequent
                      Contract Type    Payment  Payment
                      -------------    ------- ----------
                      Periodic Payment $   30     $ 30
                      Single Payment.. $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, within 2 Business Days we will:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment option chosen by your employer. If your employer chooses another investment option other than a Money Market Division, the value of your investment may fluctuate and you could lose money. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement with your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment option chosen by your employer. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the

--------------------------------------------------------------------------------

total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by us or directly by our bank by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following the close of regular trading of the NYSE, normally 4:00 p.m. Eastern time. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (equals)
              All Purchase Payments made to the Fixed Account Options
          +   (plus)
              Amounts transferred from Variable Account Options to the Fixed Account Options
          +   (plus)
              All interest earned
          -   (minus)
              Amounts transferred or withdrawn from Fixed Account
              Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of each Variable Account Option will change each Business Day depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of the separate account charges. See "Fees and Charges." Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

--------------------------------------------------------------------------------


Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

IncomeLOCK

IncomeLOCK automatically locks-in the highest Anniversary Value (the MAV) during the first 10 years after it is elected (each, a "Benefit Year") and guarantees annual withdrawals based on the MAV over the period that the Benefit is in effect. You may be able to extend the MAV Evaluation Period for an additional ten years as discussed below (an "Extension"). Additionally, you may take withdrawals over the lifetime of the owner as more fully described below.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the Benefit and a description of the effect of RMDs on the Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the Benefit.

                                    Maximum                 Maximum
                                     Annual     Initial      Annual
                                   Withdrawal   Minimum    Withdrawal
                                   Percentage  Withdrawal  Percentage
                                     Prior    Period Prior     if
                                     to any      to Any    Extension
          Time of First Withdrawal Extension   Extension   is Elected
          ------------------------ ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary......     10        10 Years      10
          On or after the Contract      5     Life of the       5
            owner's 65th birthday.               Contract
                                                    owner*

--------
* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the

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current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
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* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

Transfers Between Investment Options
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You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted on www.aigvalic.com. Your employer's plan may also limit your rights to transfer.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 15 transfers per calendar year between Account Options. These transfers may be submitted via the internet or by telephone. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. Transfers resulting from your participation in the Guided Portfolio Services/SM/ Portfolio Manager Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

The Contracts and Account Options are not designed to accommodate short-term trading or "market timing" organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover, as well as raising recordkeeping and transaction costs. Further, excessive trading harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we will require that transfers be submitted in writing by regular U.S. mail, to protect the other investors.

Regardless of the number of transfers you have made, we will monitor and may restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. We will notify you in writing if you are restricted to mailing transfer requests to us via the U.S. mail service. Some of the factors we will consider when reviewing transfer activities include:

  .   the dollar amount of the transfer;

  .   the total assets of the Variable Account Option involved in the transfer;

  .   the number of transfers completed in the current calendar quarter; or

  . whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

We intend to enforce these frequent trading policies uniformly for all Contract Owners and Participants. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

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The Fixed Account Options are subject to additional restrictions:

Fixed Account Option           Value        Frequency                           Other Restrictions
--------------------           -----        ---------                           ------------------
                                                       If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90
                           Up to 20% per               days may receive a different rate of interest than your new Purchase
Fixed Account Plus:       Participant Year At any time                             Payments.(1)
-------------------       ---------------- -----------                             ------------
                             100%          At any time If Account Value is less than or equal to $500.

Short-Term Fixed Account:    Up to 100%    At any time After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):        Up to 100%    At any time Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (AIG VALIC Online), using the self-service automated phone system (AIG VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using AIG VALIC Online or AIG VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated. Normally, this will be 4:00 p.m. Eastern time; otherwise,

  .   The next date values are calculated.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                       % of Account Value                    Frequency
-------------                                       ------------------                    ---------
Variable Payout:                                        Up to 100%                   Once every 365 days
Combination Fixed and Variable Payout: Up to 100% of money in variable option payout Once every 365 days
Fixed Payout:                                          Not permitted                         N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.aigvalic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

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  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another AIG VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges

The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.55% to 1.05% of the average daily net asset value of VALIC Separate Account A during the Purchase Period and 0.75% to 1.25% during the Payout Period. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce or waive the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

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In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, proxy mailing and tabulation, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.375% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. We use these fees received to directly reduce the Separate Account Charges; thus, the net separate account charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

IncomeLOCK

The annualized fee for IncomeLOCK is calculated as 0.65% of the Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the Benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

Other Tax Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Payout Period
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

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Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

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  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                    Allowed  = (equals) Your Account Value(1)
                   Surrender                  - (minus)
                     Value                 Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

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Under the Louisiana Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                 The amount           /       Your Purchase Units
            surrendered from the   (divided next computed after the
           Variable Account Option   by)      written request for
                  + (plus)                  surrender is received at
            Any surrender charge                our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

IncomeLOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

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The amount of any withdrawal which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No Withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of your RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered excess withdrawals. We define excess withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the excess withdrawal; or (b) the relative size of the excess withdrawal in relation to the Account Value on the next Benefit Anniversary after the excess withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in an appendix to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the excess withdrawal minus the amount of the excess withdrawal, or;

      (b) is the Benefit Base immediately prior to the excess withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the excess withdrawal is reduced by the amount of the excess withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no excess withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are excess withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no excess withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are excess withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an excess withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the Benefit; or,

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(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Exchange Privilege
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We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director. If you elect to exercise one of these exchange offers, you should contact your financial advisor. An exchange may require the issuance of a Contract or may be subject to any other requirements that the Company may impose.

Restrictions on Exchange Privilege

We will impose certain general restrictions and rules on the exchange privileges.

  .   Partial exchanges are not permitted.

  . Exchanges from Portfolio Director to other contract forms are not permitted, except at the discretion of the Company.

  . This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the other contracts listed below, you must exchange directly into the Fixed Account Options of Portfolio Director. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

Taxes and Conversion Costs

We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director.

Surrender Charges

We will generally not impose existing surrender charges as a result of your electing to exchange from one of the other contracts.

For purposes of determining surrender charges, We often consider time in the contract. For SPQ-181 and SPQ-181-1 Contracts, the contract date for determining surrender charges under Portfolio Director will be the SPQ-181 and SPQ-181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director, the contract date for surrender charges purposes becomes January 1, 1994.

For any other contract, the contract date for determining surrender charges under Portfolio Director will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director.)

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If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider Purchase Payments in the other contract to have been transferred to Portfolio Director for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

Exchange Offers for Contracts Other Than Portfolio Director

The following other contracts may be exchanged.

  .   V-Plan Contracts (IFA-582 and GFA-582 Contracts)

  .   Compounder Contracts (C-1-75 and IFA-78 Contracts)

  .   Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

  .   Impact Contracts (UIT-981 Contracts)

  .   SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

  .   FSPA-75, FSPA-73-3, FSPA-779 Contracts

  .   SPQ-181, SPQ-181-1 Contracts

  .   CTA 978 Contract

  .   TFA-379 Contract

  .   SDA-578, SDA-773-T Contract

  .   IRA-579 Contracts

Portfolio Director will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

Comparison of Contracts

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director. A more detailed comparison of the features, charges, and restrictions between each above listed other contract and Portfolio Director is provided in the Statement of Additional Information.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to the other contract's most recently dated prospectus for a complete description of the contract terms and conditions.

Features of Portfolio Director

In deciding whether you want to exercise these exchange privileges, you should consider the following features of Portfolio Director.

  .   Portfolio Director has more investment options from which to select.

  . Portfolio Director has several publicly available mutual funds as variable account options.

  . The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

  .   Portfolio Director has an Interest Guaranteed Death Benefit.

  . Portfolio Director's Fund fees and charges are different than the other contracts and in some cases may be higher.

  . Different series of Portfolio Director may charge fees higher or lower than other series of Portfolio Director.

  . Portfolio Director's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact a financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

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Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based

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upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

              Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments invested in Fixed Account
              Option
          -   (minus)
              Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC or
           100% of Purchase Payments invested in Variable
           Account Options
       -   (minus)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (plus)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

              Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments (to Fixed and/or Variable
              Account Options)
          -   (minus)
              Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

        A.  100% of Purchase Payments
        -   (minus)
        B.  Gross Withdrawals (see below) and any portion of
            Account Value applied under a Payout Option
        +   (plus)
        C.  Interest on the result of A minus B at the rate of up to 3%
            annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

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       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

IncomeLOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.


Other Contract Features
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Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The 20 Day "Free Look"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

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We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

Voting Rights
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the Statement of Additional Information for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law. Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an IRA, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans of self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain series of the Contracts may also be available for a nondeductible Section 408A "Roth" individual retirement annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to Section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The provisions of EGTRRA will terminate on December 31, 2010, unless Congress enacts legislation to extend the provisions or to make them permanent.

In addition, the Contracts are also available through "nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a contract, or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution

--------------------------------------------------------------------------------

relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available mutual funds. In 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts as agent for an individual) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

  . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

  . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

  .   Taxable accounts such as savings accounts.

                                    [CHART]

              TAXABLE        NONQUALIFIED CONTRACT       TAX-DEFERRED
              ACCOUNT        TAX-DEFERRED ANNUITY          ANNUITY
            ----------       ---------------------       ------------
10 Years     $16,325               $ 18,128                $ 24,171
20 Years      45,560                 57,266                  76,355
30 Years      97,917                141,761                 189,015


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 8% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As

--------------------------------------------------------------------------------

shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 6% under a taxable program. The 8% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                Tax-Favored
                                                Retirement  Taxable
                                                  Program   Account
                                                ----------- -------
            Annual amount available for savings
              before federal taxes.............   $2,400    $2,400
            Current federal income tax due on
              Purchase Payments................        0    $ (600)
            Net retirement plan
              Purchase Payments................   $2,400    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Legal Proceedings
--------------------------------------------------------------------------------


There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of Depositor, Registrant, Guarantor and Principal Underwriter, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules
10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable annuity product in which you are invested.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment

--------------------------------------------------------------------------------

company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including Depositor, Registrant and Principal Underwriter, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable annuity products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to the receipt of permanent relief, Depositor, Registrant and Principal Underwriter believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable annuity products.

Financial Statements
--------------------------------------------------------------------------------


Financial statements of VALIC, the Separate Account and American Home are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-428-2542 (press 1, then 3).

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington DC. 20549-2102.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----
           General Information..................................   3
           Federal Tax Matters..................................   3
              Economic Growth and Tax Relief Reconciliation Act
                of 2001.........................................   3
              Tax Consequences of Purchase Payments.............   4
              Tax Consequences of Distributions.................   6
              Special Tax Consequences -- Early Distribution....   7
              Special Tax Consequences --
                Required Distributions..........................   8
              Tax Free Rollovers, Transfers and Exchanges.......   9
           Exchange Privilege...................................  10
              Exchanges From Independence Plus Contracts........  10
              Exchanges From V-Plan Contracts...................  11
              Exchanges From SA-1 and SA-2 Contracts............  12
              Exchanges From Impact Contracts...................  14
              Exchanges From Compounder Contracts...............  15
              Information That May Be Applicable To
                Any Exchange....................................  15

                                                                 Page
                                                                 ----
          Calculation of Surrender Charge.......................  16
             Illustration of Surrender Charge on
               Total Surrender..................................  16
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  17
          Purchase Unit Value...................................  17
             Illustration of Calculation of Purchase Unit Value.  18
             Illustration of Purchase of Purchase Units.........  18
          Calculation of MVA Option.............................  18
          Payout Payments.......................................  19
             Assumed Investment Rate............................  19
             Amount of Payout Payments..........................  19
             Payout Unit Value..................................  20
             Illustration of Calculation of Payout Unit Value...  20
             Illustration of Payout Payments....................  20
          Distribution of Variable Annuity Contracts............  20
          Experts...............................................  21
          Comments on Financial Statements......................  21


         Appendix to the Prospectus -- IncomeLOCK Withdrawal Examples
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The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

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Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($106,312 divided by $109,600 = 97%), or $111,600 x 97%, which equals $108,252. Your Benefit Base is $108,252, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,252 divided by 13.28), which equals $8,151.51.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director
For Series 1.40 to 12.40                                            May 1, 2006

Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts (the "Contracts") for Participants in certain employer-sponsored qualified retirement plans. Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.

A Statement of Additional Information, dated May 1, 2006, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-428-2542 (press 1, then 3). The table of contents for the Statement of Additional Information is shown at the end of this prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options (from May 1 to May 26, 2006)
--------------------------------------------------------------------------------

AIG SunAmerica 2010 High Watermark Fund        VALIC Company I                    VALIC Company II
AIG SunAmerica 2015 High Watermark Fund        Asset Allocation Fund              Aggressive Growth Lifestyle Fund
AIG SunAmerica 2020 High Watermark Fund        Blue Chip Growth Fund              Capital Appreciation Fund
AIM Large Cap Growth Fund                      Capital Conservation Fund          Conservative Growth Lifestyle Fund
American Century Ultra Fund                    Core Equity Fund                   Core Bond Fund
Ariel Appreciation Fund                        Government Securities Fund         High Yield Bond Fund
Ariel Fund                                     Growth & Income Fund               International Small Cap Equity Fund
Credit Suisse Small Cap Growth Fund            Health Sciences Fund               Large Cap Value Fund
Dreyfus BASIC U.S. Mortgage Securities Fund    Income & Growth Fund               Mid Cap Growth Fund
Evergreen Equity Income Fund                   Inflation Protected Fund           Mid Cap Value Fund
Evergreen Fundamental Large Cap Fund           International Equities Fund        Moderate Growth Lifestyle Fund
Evergreen Special Equity Fund                  International Government Bond Fund Money Market II Fund
Evergreen Special Values Fund                  International Growth I Fund        Small Cap Growth Fund
Janus Adviser Worldwide Fund                   Large Cap Growth Fund              Small Cap Value Fund
Janus Fund                                     Mid Cap Index Fund                 Socially Responsible Fund
Lou Holland Growth Fund                        Money Market I Fund                Strategic Bond Fund
MSIF Trust Mid Cap Growth Portfolio            Nasdaq-100(R) Index Fund
Putnam Global Equity Fund                      Science & Technology Fund
Putnam New Opportunities Fund                  Small Cap Fund
Putnam OTC & Emerging Growth Fund              Small Cap Index Fund
Sit Mid Cap Growth Fund                        Social Awareness Fund
Sit Small Cap Growth Fund                      Stock Index Fund
Templeton Foreign Fund                         Value Fund
Templeton Global Asset Allocation Fund
Vanguard Lifestrategy Conservative Growth Fund
Vanguard Lifestrategy Growth Fund
Vanguard Lifestrategy Moderate Growth Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard Long-Term Treasury Fund
Vanguard Wellington Fund
Vanguard Windsor II Fund

--------------------------------------------------------------------------------


VALIC filed an application with the SEC requesting permission to replace certain of the Variable Account Options offered in Portfolio Director. If the SEC gives permission, VALIC will move the assets from the Variable Account Options being replaced to the new Variable Account Options. This process is called a "Fund Substitution." Pending the SEC approval, we have scheduled the Fund Substitution to occur over the three-day Memorial Day Holiday weekend in May 2006 because the New York Stock Exchange is closed during that time.

VALIC believes that the proposed Fund Substitution is in the best interest of contract holders and participants. In each case, the new Variable Account Option will have substantially the same investment objective, practices and restrictions as the Variable Account Option being replaced; however, the expenses will be less than the Variable Account Option being replaced.

Please note that:

  .   No action is required on your part at this time.

  . The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.

  .   You will not bear any expenses relating to the substitutions.

  . On the effective date of the substitution, the value of your investment in the Variable Account Options will be the same as before the substitution.

  . After the Fund Substitution, a Replaced Fund will not be an available Variable Account Option in Portfolio Director.

  .   The substitution will have no tax consequences for you.

Until the Fund Substitution date, you may transfer amounts in your Contract among the current Fixed and Variable Account Options, as usual, subject to applicable limitations in place to deter potentially harmful excessive trading. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

   Replaced Fund                                    Replacement Fund
--------------------------------------------------
   Evergreen Fundamental Large Cap Fund             Large Cap Core Fund
--------------------------------------------------  --------------------------------
   Evergreen Equity Income Fund                     Broad Cap Value Income Fund
--------------------------------------------------  --------------------------------
   American Century Ultra Fund                      VALIC Ultra Fund
--------------------------------------------------  --------------------------------
   AIM Large Cap Growth
--------------------------------------------------
   Janus Fund                                       Large Capital Growth Fund
--------------------------------------------------
   Putnam New Opportunities Fund
--------------------------------------------------  --------------------------------
   MSIF Mid Cap Growth Fund
--------------------------------------------------
   Putnam OTC & Emerging Growth Fund                Mid Cap Strategic Growth Fund
--------------------------------------------------
   SIT Mid Cap Growth Fund
--------------------------------------------------  --------------------------------
   Evergreen Special Values Fund                    Small Cap Special Values Fund
--------------------------------------------------  --------------------------------
   SIT Small Cap Growth Fund
--------------------------------------------------  Small Cap Strategic Growth Fund
   Evergreen Special Equity Fund
--------------------------------------------------
   Credit Suisse Small Cap Growth Fund              Small Cap Aggressive Growth Fund
--------------------------------------------------  --------------------------------
   Janus Adviser Worldwide Fund
--------------------------------------------------  Global Equity Fund
   Putnam Global Equity Fund
--------------------------------------------------
   Templeton Global Asset Allocation Fund           Global Strategy Fund
--------------------------------------------------  --------------------------------
   Templeton Foreign Fund                           Foreign Value Fund
--------------------------------------------------  --------------------------------
   Dreyfus Basic U.S. Mortgage Securities Fund      Capital Conservation Fund

You will receive a confirmation of the transaction when the Fund Substitution is complete. In the meantime, if you have any questions please contact our Client Care Center at 1-800-448-2542.

Variable Account Options (beginning May 30, 2006)
--------------------------------------------------------------------------------

AIG SunAmerica 2010 High Watermark Fund        VALIC Company I                    VALIC Company II
AIG SunAmerica 2015 High Watermark Fund        Asset Allocation Fund              Aggressive Growth Lifestyle Fund
AIG SunAmerica 2020 High Watermark Fund        Blue Chip Growth Fund              Capital Appreciation Fund
Ariel Appreciation Fund                        Broad Cap Value Income Fund        Conservative Growth Lifestyle Fund
Ariel Fund                                     Capital Conservation Fund          Core Bond Fund
Lou Holland Growth Fund                        Core Equity Fund                   High Yield Bond Fund
Vanguard Lifestrategy Conservative Growth Fund Core Value Fund                    International Small Cap Equity Fund
Vanguard Lifestrategy Growth Fund              Foreign Value Fund                 Large Cap Value Fund
Vanguard Lifestrategy Moderate Growth Fund     Global Equity Fund                 Mid Cap Growth Fund
Vanguard Long-Term Investment-Grade Fund       Global Strategy Fund               Mid Cap Value Fund
Vanguard Long-Term Treasury Fund               Government Securities Fund         Moderate Growth Lifestyle Fund
Vanguard Wellington Fund                       Growth & Income Fund               Money Market II Fund
Vanguard Windsor II Fund                       Health Sciences Fund               Small Cap Growth Fund
                                               Inflation Protected Fund           Small Cap Value Fund
                                               International Equities Fund        Socially Responsible Fund
                                               International Government Bond Fund Strategic Bond Fund
                                               International Growth I Fund
                                               Large Cap Core Fund
                                               Large Cap Growth Fund
                                               Large Capital Growth Fund
                                               Mid Cap Index Fund
                                               Mid Cap Strategic Growth Fund
                                               Money Market I Fund
                                               Nasdaq-100(R) Index Fund
                                               Science & Technology Fund
                                               Small Cap Aggressive Growth Fund
                                               Small Cap Fund
                                               Small Cap Index Fund
                                               Small Cap Special Values Fund
                                               Small Cap Strategic Growth Fund
                                               Social Awareness Fund
                                               Stock Index Fund
                                               VALIC Ultra Fund
                                               Value Fund

Table of Contents
--------------------------------------------------------------------------------

                                                                 Page
                                                                 ----

Glossary of Terms...............................................   5

Fee Tables......................................................   7

Selected Purchase Unit Data.....................................  11

Highlights......................................................  15

General Information.............................................  17
   About the Contracts..........................................  17
   About VALIC..................................................  17
   American Home Assurance Company..............................  17
   About VALIC Separate Account A...............................  17
   Units of Interest............................................  18
   Distribution of the Contracts................................  18

Fixed and Variable Account Options..............................  18
   Fixed Account Options........................................  18
   Variable Account Options.....................................  19

Purchase Period.................................................  29
   Account Establishment........................................  29
   When Your Account Will Be Credited...........................  29
   Purchase Units...............................................  30
   Calculation of Value for Fixed Account Options...............  30
   Calculation of Value for Variable Account Options............  30
   Stopping Purchase Payments...................................  31
   IncomeLOCK...................................................  31

Transfers Between Investment Options............................  33
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  33
   Communicating Transfer or Reallocation Instructions..........  34
   Effective Date of Transfer...................................  34
   Transfers During the Payout Period...........................  34

Fees and Charges................................................  35
   Account Maintenance Charge...................................  35
   Surrender Charge.............................................  35
       Amount of Surrender Charge...............................  35
       10% Free Withdrawal......................................  35
       Exceptions to Surrender Charge...........................  35
   Premium Tax Charge...........................................  36
   Separate Account Charges.....................................  36
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  36
   Separate Account Expense Reimbursements or Credits...........  37
   Market Value Adjustment ("MVA")..............................  37
   IncomeLOCK...................................................  37
   Other Tax Charges............................................  37

Payout Period...................................................  38
   Fixed Payout.................................................  38
   Assumed Investment Rate......................................  38
   Variable Payout..............................................  38
   Combination Fixed and Variable Payout........................  38
   Partial Annuitization........................................  38
   Payout Date..................................................  38
   Payout Options...............................................  39
   Payout Information...........................................  39

                                                                 Page
                                                                 ----

           Surrender of Account Value...........................  40
              When Surrenders Are Allowed.......................  40
              Surrender Process.................................  40
              Amount That May Be Surrendered....................  40
              Surrender Restrictions............................  40
              Partial Surrenders................................  41
              Systematic Withdrawals............................  41
              Distributions Required by Federal Tax Law.........  41
              IncomeLOCK........................................  41

           Exchange Privilege...................................  43
              Restrictions on Exchange Privilege................  43
              Taxes and Conversion Costs........................  43
              Surrender Charges.................................  43
              Exchange Offers for Contracts Other Than
                Portfolio Director..............................  44
              Comparison of Contracts...........................  44
              Features of Portfolio Director....................  44

           Death Benefits.......................................  44
              The Process.......................................  44
              Beneficiary Information...........................  45
                  Spousal Beneficiaries.........................  45
                  Beneficiaries Other Than Spouses..............  45
              Special Information for Individual
                Nonqualified Contracts..........................  45
              During the Purchase Period........................  45
              Interest Guaranteed Death Benefit.................  45
              Standard Death Benefit............................  46
              During the Payout Period..........................  46
              IncomeLOCK........................................  47

           Other Contract Features..............................  47
              Changes That May Not Be Made......................  47
              Change of Beneficiary.............................  47
              Contingent Owner..................................  47
              Cancellation -- The 20 Day "Free Look"............  47
              We Reserve Certain Rights.........................  48
              Relationship to Employer's Plan...................  48

           Voting Rights........................................  48
              Who May Give Voting Instructions..................  48
              Determination of Fund Shares Attributable to
                Your Account....................................  48
                  During the Purchase Period....................  48
                  During the Payout Period or after a Death
                    Benefit Has Been Paid.......................  48
              How Fund Shares Are Voted.........................  48

           Federal Tax Matters..................................  49
              Types of Plans....................................  49
              Tax Consequences in General.......................  49
              Effect of Tax-Deferred Accumulations..............  50

           Legal Proceedings....................................  51

           Financial Statements.................................  52

           Table of Contents of Statement of
             Additional Information.............................  53

           Appendix to the Prospectus -- IncomeLOCK
             Withdrawal Examples................................  53

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

      Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

      Anniversary Value -- the Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments.

      Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

      Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

      Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

      Benefit -- an optional guaranteed minimum withdrawal feature that is offered in this prospectus as "IncomeLOCK."

      Benefit Anniversary -- a Benefit Anniversary is the first day of each Benefit Year.

      Benefit Base -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is added to the Benefit Base. If you elect the Benefit after the Contract is issued, the Benefit Base is equal to the Account Value on the Endorsement Date.

      Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

      Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time. On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

      Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

      Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

      Eligible Purchase Payments -- if you elect the Benefit at the time the Contract is issued, each Purchase Payment made within two years is an Eligible Purchase Payment. If IncomeLOCK is selected after Contract issue, then the Account Value at the time of election constitutes the Eligible Purchase Payment amount.

      Endorsement Date -- the date that we issue the Benefit endorsement to your Contract.

      Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

      Guided Portfolio Services/SM/ or GPS -- a financial advice service offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement is required for this service, if available under an employer's retirement plan.

      Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

      Ineligible Purchase Payments -- if IncomeLOCK is selected at Contract issue, Ineligible Purchase Payments are those made more than two years later. If IncomeLOCK is selected after Contract issue, then any Purchase Payments we receive after your Endorsement Date are considered Ineligible Purchase Payments.

      IncomeLOCK -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero.

      Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning the date the Benefit Endorsement is issued and ends on the 10th Benefit Anniversary.

      Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

      Minimum Withdrawal Period -- the minimum period over which you may take withdrawals under this feature, if withdrawals are not taken under the lifetime withdrawal option.

      Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

--------------------------------------------------------------------------------


      Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

      Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

      Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

      Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

      Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

      Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

      Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

      Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

      Purchase Unit -- a unit of interest owned by you in your Variable Account Option.

      Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

      VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

      Variable Account Option -- investment options that correspond to Separate Account Divisions offered by the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses

Maximum Surrender Charge (1)                                   5.00%
---------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                         $60
---------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) 0-3.5%
---------------------------------------------------------------------

 (1) Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges

                                                                                    $3.75
                                                                                     per
Variable Account Option Maintenance Charge (1)                                     quarter
-------------------------------------------------------------------------------------------
                                                                                   Separate
Mortality and Expense Risk Separate Account Charges by Variable Account Option (2) Account
(as a percentage of Separate Account net assets):                                  Fee (%)
-------------------------------------------------------------------------------------------
   AIG SunAmerica 2010 High Watermark Fund, Class I                                  0.85
-------------------------------------------------------------------------------------------
   AIG SunAmerica 2015 High Watermark Fund, Class I                                  0.85
-------------------------------------------------------------------------------------------
   AIG SunAmerica 2020 High Watermark Fund, Class I                                  0.85
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   AIM Large Cap Growth Fund, Investor Class (3)                                     0.60
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   American Century Ultra Fund, Investor Class (3)                                   0.64
-------------------------------------------------------------------------------------------
   Ariel Appreciation Fund                                                           0.60
-------------------------------------------------------------------------------------------
   Ariel Fund                                                                        0.60
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   Credit Suisse Small Cap Growth Fund, Common Class (3)                             0.60
-------------------------------------------------------------------------------------------
   Dreyfus BASIC U.S. Mortgage Securities Fund (3)                                   0.60
-------------------------------------------------------------------------------------------
   Evergreen Equity Income Fund, Class A (3)                                         0.60
-------------------------------------------------------------------------------------------
   Evergreen Fundamental Large Cap Fund, Class A (3)                                 0.60
-------------------------------------------------------------------------------------------
   Evergreen Special Equity Fund, Class A (3)                                        0.60
-------------------------------------------------------------------------------------------
   Evergreen Special Values Fund, Class A (3)                                        0.60
-------------------------------------------------------------------------------------------
   Janus Adviser Worldwide Fund, Class S (3)                                         0.60
-------------------------------------------------------------------------------------------
   Janus Fund (3)                                                                    0.60
-------------------------------------------------------------------------------------------
   Lou Holland Growth Fund                                                           0.60
-------------------------------------------------------------------------------------------
   MSIF Trust Mid Cap Growth Portfolio, Adviser Class (3)                            0.60
-------------------------------------------------------------------------------------------
   Putnam Global Equity Fund, Class A (3)                                            0.60
-------------------------------------------------------------------------------------------
   Putnam New Opportunities Fund, Class A (3)                                        0.60
-------------------------------------------------------------------------------------------
   Putnam OTC & Emerging Growth Fund, Class A (3)                                    0.60
-------------------------------------------------------------------------------------------
   Sit Mid Cap Growth Fund (3)                                                       0.60
-------------------------------------------------------------------------------------------
   Sit Small Cap Growth Fund (3)                                                     0.60
-------------------------------------------------------------------------------------------
   Templeton Foreign Fund, Class A (3)                                               0.60
-------------------------------------------------------------------------------------------
   Templeton Global Asset Allocation Fund, Class 1 (3)                               0.85
-------------------------------------------------------------------------------------------
   Vanguard Lifestrategy Conservative Growth Fund                                    0.85
-------------------------------------------------------------------------------------------
   Vanguard Lifestrategy Growth Fund                                                 0.85
-------------------------------------------------------------------------------------------
   Vanguard Lifestrategy Moderate Growth Fund                                        0.85
-------------------------------------------------------------------------------------------
   Vanguard Long-Term Investment-Grade Fund, Investor Shares                         0.60
-------------------------------------------------------------------------------------------
   Vanguard Long-Term Treasury Fund, Investor Shares                                 0.60
-------------------------------------------------------------------------------------------
   Vanguard Wellington Fund, Investor Shares                                         0.85
-------------------------------------------------------------------------------------------
   Vanguard Windsor II Fund, Investor Shares                                         0.85
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   VALIC Company I
-----------------------------------------------------
       Asset Allocation Fund                     0.60
-----------------------------------------------------
       Blue Chip Growth Fund                     0.60
-----------------------------------------------------
       Broad Cap Value Income Fund               0.60
-----------------------------------------------------
       Capital Conservation Fund                 0.60
-----------------------------------------------------
       Core Equity Fund                          0.60
-----------------------------------------------------
       Foreign Value Fund                        0.60
-----------------------------------------------------
       Global Equity Fund                        0.60
-----------------------------------------------------
       Global Strategy Fund                      0.60
-----------------------------------------------------
       Government Securities Fund                0.60
-----------------------------------------------------
       Growth & Income Fund                      0.60
-----------------------------------------------------
       Health Sciences Fund                      0.60
-----------------------------------------------------
       Income & Growth Fund                      0.60
-----------------------------------------------------
       Inflation Protected Fund                  0.60
-----------------------------------------------------
       International Equities Fund               0.60
-----------------------------------------------------
       International Government Bond Fund        0.60
-----------------------------------------------------
       International Growth I Fund               0.60
-----------------------------------------------------
       Large Cap Core Fund                       0.60
-----------------------------------------------------
       Large Cap Growth Fund                     0.60
-----------------------------------------------------
       Large Capital Growth Fund                 0.60
-----------------------------------------------------
       Mid Cap Index Fund                        0.60
-----------------------------------------------------
       Mid Cap Strategic Growth Fund             0.60
-----------------------------------------------------
       Money Market I Fund                       0.60
-----------------------------------------------------
       Nasdaq-100(R) Index Fund                  0.60
-----------------------------------------------------
       Science & Technology Fund                 0.60
-----------------------------------------------------
       Small Cap Aggressive Growth Fund          0.60
-----------------------------------------------------
       Small Cap Fund                            0.60
-----------------------------------------------------
       Small Cap Index Fund                      0.60
-----------------------------------------------------
       Small Cap Special Values Fund             0.60
-----------------------------------------------------
       Small Cap Strategic Growth Fund           0.60
-----------------------------------------------------
       Social Awareness Fund                     0.60
-----------------------------------------------------
       Stock Index Fund                          0.60
-----------------------------------------------------
       VALIC Ultra Fund                          0.60
-----------------------------------------------------
       Value Fund                                0.60
-----------------------------------------------------

--------------------------------------------------------------------------------

   VALIC Company II
------------------------------------------------------
       Aggressive Growth Lifestyle Fund           0.35
------------------------------------------------------
       Capital Appreciation Fund                  0.35
------------------------------------------------------
       Conservative Growth Lifestyle Fund         0.35
------------------------------------------------------
       Core Bond Fund                             0.35
------------------------------------------------------
       High Yield Bond Fund                       0.35
------------------------------------------------------
       International Small Cap Equity Fund        0.35
------------------------------------------------------
       Large Cap Value Fund                       0.35
------------------------------------------------------
       Mid Cap Growth Fund                        0.35
------------------------------------------------------
       Mid Cap Value Fund                         0.35
------------------------------------------------------
       Moderate Growth Lifestyle Fund             0.35
------------------------------------------------------
       Money Market II Fund                       0.35
------------------------------------------------------
       Small Cap Growth Fund                      0.35
------------------------------------------------------
       Small Cap Value Fund                       0.35
------------------------------------------------------
       Socially Responsible Fund                  0.35
------------------------------------------------------
       Strategic Bond Fund                        0.35
------------------------------------------------------

 (1) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."
 (2) See "Purchase Unit Value" for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."
 (3) Variable Account Option will not be available beginning May 30, 2006.

 Optional IncomeLOCK Fee

 This fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The amount of this fee will not change for the life of the Benefit, unless the MAV Evaluation Period is extended on the 10th Benefit Anniversary.

                    Fee Period Annualized Fee Percentage(1)
                    ---------- ----------------------------
                    All years   0.65% (deducted quarterly)

 (1) The annualized IncomeLOCK fee will be deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following the Endorsement Date and ending upon the termination of the Benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be payable. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.

Total Annual Mutual Fund Operating Expenses                                              Minimum Maximum
--------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.24%   2.27%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Note: The examples assume the maximum separate account charge of 0.85%, investment in a Variable Account Option with the highest total expenses (2.27%), and that you elect the optional IncomeLOCK feature at 0.65%.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $838  $1,628  $2,437   $4,039

(2) If you annuitize your Contract (the IncomeLOCK feature terminates at annuitization):

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $383  $1,161  $1,959   $4,039

(3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $383  $1,161  $1,959   $4,039

Note: The examples assume the minimum separate account charge of 0.35%, investment in a Variable Account Option with the lowest total expenses (0.24%), and that you do not elect the optional IncomeLOCK feature.

(1) If you surrender your Contract at the end of the applicable time period:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $533   $699    $848     $781

(2) If you annuitize your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $64    $199    $348     $781

(3) If you do not surrender your Contract:

                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $64    $199    $348     $781

Note: These examples should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Selected Purchase Unit Data
--------------------------------------------------------------------------------


Purchase units shown are for a Purchase Unit outstanding throughout the year for each variable account option. The 2005 data for the Inflation Protected Fund and the AIG SunAmerica High Watermark Funds begins on February 22. Data is not included for funds not offered on December 31, 2005.

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)       2005 4.743   4.890       68,398
                                             2004 4.398   4.743      104,508
                                             2003 3.697   4.398      817,455
                                             2002 4.104   3.697      864,202
                                             2001 4.310   4.104      552,475
                                             2000 4.447   4.310      541,967
                                             1999 4.003   4.447      516,580
                                             1998    --   4.003           --
    Blue Chip Growth Fund (Division 72)      2005 0.833   0.877    1,943,533
                                             2004 0.769   0.833    1,701,083
                                             2003 0.598   0.769    2,956,387
                                             2002 0.794   0.598    1,798,857
                                             2001 0.932   0.794      744,578
                                             2000    --   0.932           --
    Capital Conservation Fund (Division 7)   2005 2.926   2.960      131,131
                                             2004 2.831   2.926      180,217
                                             2003 2.735   2.831      718,508
                                             2002 2.526   2.735      655,773
                                             2001 2.358   2.526      413,153
                                             2000 2.172   2.358      200,998
                                             1999 2.194   2.172      194,756
                                             1998    --   2.194           --
    Core Equity Fund (Division 15)           2005 2.168   2.241    2,285,402
                                             2004 2.019   2.168    2,966,192
                                             2003 1.602   2.019    4,451,054
                                             2002 2.070   1.602    4,247,981
                                             2001 2.457   2.070    2,770,881
                                             2000 2.638   2.457    2,802,135
                                             1999 2.471   2.638    3,034,597
                                             1998    --   2.471        3,570
    Government Securities Fund (Division 8)  2005 2.945   3.004      235,623
                                             2004 2.864   2.945      295,626
                                             2003 2.848   2.864    1,511,508
                                             2002 2.558   2.848    1,242,127
                                             2001 2.410   2.558      509,780
                                             2000 2.147   2.410      240,490
                                             1999 2.222   2.147      338,782
                                             1998    --   2.222           --
    Growth & Income Fund (Division 16)       2005 2.268   2.287      295,142
                                             2004 2.060   2.268      378,755
                                             2003 1.690   2.060      996,416
                                             2002 2.166   1.690      970,967
                                             2001 2.424   2.166      781,887
                                             2000 2.735   2.424      745,693
                                             1999 2.240   2.735      704,903
                                             1998    --   2.240           --
    Health Sciences Fund (Division 73)       2005 1.026   1.153    3,061,825
                                             2004 0.895   1.026    2,989,061
                                             2003 0.657   0.895    5,464,309
                                             2002 0.914   0.657    2,585,106
                                             2001 1.001   0.914    1,062,608
                                             2000    --   1.001           --
    Income & Growth Fund (Division 21)       2005 1.700   1.767    3,214,697
                                             2004 1.516   1.700    3,896,402
                                             2003 1.181   1.516    5,337,891
                                             2002 1.477   1.181    5,195,789
                                             2001 1.621   1.477    3,163,792
                                             2000    --   1.621           --
    Inflation Protected Fund (Division 77)   2005 1.007   1.022      103,887

                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
 Fund Name                                    Year at 1/1 at 12/31  at 12/31
 ---------                                    ---- ------ -------- -----------
   International Equities Fund (Division 11)  2005 1.505    1.751   1,083,111
                                              2004 1.285    1.505     498,972
                                              2003 0.997    1.285     772,467
                                              2002 1.235    0.997     380,023
                                              2001 1.593    1.235     270,045
                                              2000 1.937    1.593     200,791
                                              1999 1.509    1.937     274,636
                                              1998    --    1.509          --
   International Government Bond Fund
    (Division 13)                             2005 2.359    2.331     725,127
                                              2004 2.145    2.359     932,794
                                              2003 1.807    2.145   1,635,564
                                              2002 1.549    1.807   1,001,692
                                              2001 1.588    1.549     298,185
                                              2000 1.662    1.588     292,521
                                              1999 1.778    1.662     308,660
                                              1998    --    1.778       1,531
   International Growth I Fund (Division 20)  2005 1.738    1.964   4,178,033
                                              2004 1.512    1.738   4,937,321
                                              2003 1.213    1.512  19,551,044
                                              2002 1.493    1.213  19,282,231
                                              2001 2.031    1.493  19,480,219
                                              2000    --    2.031          --
   Large Cap Growth Fund (Division 30)        2005 1.197    1.215  11,090,063
                                              2004 1.143    1.197  16,467,768
                                              2003 0.912    1.143  38,678,713
                                              2002 1.277    0.912  38,256,877
                                              2001 1.672    1.277  34,466,412
                                              2000    --    1.672          --
   Mid Cap Index Fund (Division 4)            2005 9.147   10.202   4,626,356
                                              2004 7.930    9.147   4,150,743
                                              2003 5.904    7.930   6,153,555
                                              2002 6.980    5.904   4,544,820
                                              2001 7.088    6.980   2,759,353
                                              2000 6.117    7.088   2,054,748
                                              1999 5.355    6.117   1,244,725
                                              1998    --    5.355          --
   Money Market I Fund (Division 6)           2005 2.091    2.135  11,258,258
                                              2004 2.087    2.091  12,486,400
                                              2003 2.087    2.087  14,189,330
                                              2002 2.074    2.087  15,407,573
                                              2001 2.012    2.074   9,332,128
                                              2000 1.909    2.012   8,885,219
                                              1999 1.834    1.909   7,687,167
                                              1998    --    1.834         475
   Nasdaq-100 Index Fund (Division 46)        2005 0.480    0.483   5,083,720
                                              2004 0.439    0.480   6,617,868
                                              2003 0.296    0.439  12,218,780
                                              2002 0.482    0.296   3,956,142
                                              2001 0.718    0.482   1,467,307
                                              2000    --    0.718          --
   Science & Technology Fund
    (Division 17)                             2005 2.243    2.304  12,389,905
                                              2004 2.239    2.243  13,920,657
                                              2003 1.487    2.239  16,906,927
                                              2002 2.502    1.487  12,884,236
                                              2001 4.280    2.502   4,873,682
                                              2000 6.537    4.280   4,060,355
                                              1999 3.272    6.537   3,286,480
                                              1998    --    3.272       6,377

--------------------------------------------------------------------------------

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Small Cap Fund (Division 18)             2005 2.665   2.843    5,356,147
                                             2004 2.252   2.665    6,244,257
                                             2003 1.661   2.252   22,524,144
                                             2002 2.181   1.661   22,831,723
                                             2001 2.310   2.181   23,842,489
                                             2000    --   2.310           --
    Small Cap Index Fund (Division 14)       2005 3.397   3.521    3,407,414
                                             2004 2.899   3.397    3,011,505
                                             2003 1.991   2.899    4,726,480
                                             2002 2.530   1.991    2,879,348
                                             2001 2.495   2.530    1,796,231
                                             2000 2.598   2.495    1,437,650
                                             1999 2.155   2.598      949,989
                                             1998    --   2.155           --
    Social Awareness Fund (Division 12)      2005 3.853   3.986      892,492
                                             2004 3.505   3.853    1,007,928
                                             2003 2.745   3.505    1,734,049
                                             2002 3.607   2.745    1,868,794
                                             2001 4.095   3.607      621,775
                                             2000 4.596   4.095      653,150
                                             1999 3.897   4.596      631,193
                                             1998    --   3.897        1,451
    Stock Index Fund (Division 10)           2005 5.077   5.277   22,842,446
                                             2004 4.622   5.077   24,150,777
                                             2003 3.627   4.622   33,142,910
                                             2002 4.704   3.627   28,356,507
                                             2001 5.390   4.704   15,668,786
                                             2000 5.982   5.390   13,545,949
                                             1999 4.991   5.982   11,637,991
                                             1998    --   4.991       30,811
    Value Fund (Division 74)                 2005 1.157   1.223      405,407
                                             2004 1.001   1.157      186,509
                                             2003 0.799   1.001      265,766
                                             2002 1.000   0.799       96,020
                                             2001    --   1.000           --
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                           2005 1.488   1.660    1,694,406
                                             2004 1.316   1.488    1,766,337
                                             2003 1.021   1.316    2,187,204
                                             2002 1.257   1.021    2,079,689
                                             2001 1.441   1.257    2,685,367
                                             2000 1.546   1.441    2,127,577
                                             1999 1.194   1.546    1,674,512
                                             1998    --   1.194           --
    Capital Appreciation Fund (Division 39)  2005 0.954   0.983    2,369,942
                                             2004 0.876   0.954    4,224,415
                                             2003 0.698   0.876   14,435,443
                                             2002 1.012   0.698   14,138,366
                                             2001 1.293   1.012   14,375,415
                                             2000 1.676   1.293   12,563,787
                                             1999 1.242   1.676    9,513,851
                                             1998    --   1.242           --
    Conservative Growth Lifestyle Fund
     (Division 50)                           2005 1.588   1.681    1,110,673
                                             2004 1.460   1.588    1,305,402
                                             2003 1.251   1.460    1,666,625
                                             2002 1.322   1.251    1,676,792
                                             2001 1.350   1.322    1,938,484
                                             2000 1.314   1.350    1,531,710
                                             1999 1.164   1.314    1,160,286
                                             1998    --   1.164           --
    Core Bond Fund (Division 58)             2005 1.371   1.396    7,955,133
                                             2004 1.313   1.371    6,464,717
                                             2003 1.267   1.313    5,850,077
                                             2002 1.168   1.267    3,812,558
                                             2001 1.097   1.168      503,652
                                             2000    --   1.097      299,331

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
     High Yield Bond Fund (Division 60)      2005 1.566   1.674      842,935
                                             2004 1.356   1.566      786,706
                                             2003 1.047   1.356    1,412,082
                                             2002 1.070   1.047      369,951
                                             2001 1.013   1.070      264,978
                                             2000 1.082   1.013           --
                                             1999 1.055   1.082          410
                                             1998    --   1.055           --
     International Small Cap Equity II Fund
      (Division 33)                          2005 1.385   1.787    3,463,850
                                             2004 1.165   1.385      569,362
                                             2003 0.913   1.165    1,888,270
                                             2002 1.109   0.913    1,609,835
                                             2001 1.373   1.109    1,448,602
                                             2000 1.644   1.373    1,016,595
                                             1999 1.053   1.644      329,526
                                             1998    --   1.053           --
     Large Cap Value Fund (Division 40)      2005 1.700   1.844      867,705
                                             2004 1.502   1.700      818,848
                                             2003 1.183   1.502    2,114,500
                                             2002 1.348   1.183    1,155,644
                                             2001 1.378   1.348      616,161
                                             2000 1.310   1.378      343,968
                                             1999 1.248   1.310      287,197
                                             1998    --   1.248           --
     Mid Cap Growth Fund (Division 37)       2005 1.067   1.183    1,012,858
                                             2004 0.951   1.067    1,297,312
                                             2003 0.689   0.951    2,729,051
                                             2002 0.991   0.689    1,534,706
                                             2001 1.430   0.991    1,274,846
                                             2000 1.431   1.430      692,475
                                             1999 1.350   1.431      393,589
                                             1998    --   1.350           --
     Mid Cap Value Fund (Division 38)        2005 2.728   2.974    6,755,672
                                             2004 2.355   2.728    5,941,957
                                             2003 1.648   2.355    2,729,051
                                             2002 1.923   1.648    1,534,706
                                             2001 1.965   1.923    1,274,846
                                             2000 1.530   1.965    2,698,780
                                             1999 1.256   1.530    1,116,041
                                             1998    --   1.256           --
     Moderate Growth Lifestyle Fund
      (Division 49)                          2005 1.591   1.723    3,389,414
                                             2004 1.436   1.591    4,148,673
                                             2003 1.168   1.436    6,133,401
                                             2002 1.308   1.168    6,168,318
                                             2001 1.392   1.308    7,634,116
                                             2000 1.405   1.392    6,590,639
                                             1999 1.187   1.405    3,491,046
                                             1998    --   1.187           --
     Money Market II Fund (Division 44)      2005 1.176   1.204    1,054,289
                                             2004 1.170   1.176    1,132,568
                                             2003 1.167   1.170    3,423,139
                                             2002 1.157   1.167    3,047,552
                                             2001 1.119   1.157    1,247,488
                                             2000    --   1.119        1,274
     Small Cap Growth Fund (Division 35)     2005 1.467   1.532    1,719,601
                                             2004 1.328   1.467    2,502,710
                                             2003 0.914   1.328    8,273,066
                                             2002 1.365   0.914    7,366,646
                                             2001 1.797   1.365    7,240,731
                                             2000 2.285   1.797    6,399,633
                                             1999 1.351   2.285    2,975,505
                                             1998    --   1.351           --

--------------------------------------------------------------------------------

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)       2005 2.031   2.160    5,333,620
                                             2004 1.708   2.031    4,604,101
                                             2003 1.231   1.708    4,450,137
                                             2002 1.411   1.231    3,382,127
                                             2001 1.322   1.411      935,911
                                             2000 1.086   1.322      152,120
                                             1999 1.167   1.086       80,739
                                             1998    --   1.167           --
    Socially Responsible Fund (Division 41)  2005 1.281   1.329    1,298,733
                                             2004 1.169   1.281    1,558,254
                                             2003 0.915   1.169    3,159,919
                                             2002 1.198   0.915    2,954,574
                                             2001 1.362   1.198    2,984,678
                                             2000 1.505   1.362    2,795,968
                                             1999 1.279   1.505    2,715,174
                                             1998    --   1.279           --
    Strategic Bond Fund (Division 59)        2005 1.700   1.778    1,694,660
                                             2004 1.543   1.700    1,456,929
                                             2003 1.296   1.543    2,017,062
                                             2002 1.220   1.296    1,159,362
                                             2001 1.107   1.220      604,606
                                             2000 1.088   1.107      148,345
                                             1999 1.051   1.088       33,066
                                             1998    --   1.051           --
    AIG SunAmerica 2010 High Watermark
     (Division 80)                           2005 1.000   1.010       37,028
    AIG SunAmerica 2015 High Watermark
     (Division 81)                           2005 1.000   1.034      321,605
    AIG SunAmerica 2020 High Watermark
     (Division 82)                           2005 1.000   1.047       11,209
    AIM Large Cap Growth Fund
     (Division 62)                           2005 0.304   0.323    4,506,967
                                             2004 0.280   0.304    4,187,271
                                             2003 0.214   0.280    4,069,554
                                             2002 0.367   0.214    1,716,641
                                             2001 0.724   0.367      755,281
                                             2000    --   0.724        2,353
    American Century Ultra Fund
     (Division 31)                           2005 1.796   1.823   18,985,400
                                             2004 1.632   1.796   19,588,219
                                             2003 1.305   1.632   20,991,006
                                             2002 1.708   1.305   16,126,032
                                             2001 2.013   1.708    2,480,333
                                             2000 2.528   2.013    1,894,747
                                             1999 1.798   2.528    1,613,349
                                             1998    --   1.798       23,002
    Ariel Appreciation Fund (Division 69)    2005 1.603   1.640    9,085,472
                                             2004 1.426   1.603    9,283,122
                                             2003 1.095   1.426   14,414,655
                                             2002 1.229   1.095    9,651,112
                                             2001 1.064   1.229    2,666,627
                                             2000    --   1.064          119
    Ariel Fund (Division 68)                 2005 1.836   1.842   11,974,748
                                             2004 1.514   1.836   11,663,898
                                             2003 1.190   1.514   12,565,403
                                             2002 1.262   1.190    7,635,540
                                             2001 1.112   1.262    1,565,994
                                             2000    --   1.112           --
    Credit Suisse Small Cap Growth Fund
     (Division 63)                           2005 0.860   0.827    1,092,162
                                             2004 0.779   0.860    1,389,343
                                             2003 0.535   0.779    1,930,836
                                             2002 0.778   0.535      704,536
                                             2001 0.900   0.778      259,913
                                             2000    --   0.900           --

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Dreyfus BASIC U.S. Mortgage Securities
     Fund (Division 71)                      2005 1.260   1.296    1,184,329
                                             2004 1.233   1.260    1,467,327
                                             2003 1.198   1.233    3,018,754
                                             2002 1.107   1.198    2,855,918
                                             2001 1.034   1.107      763,781
                                             2000    --   1.034           --
    Evergreen Equity Income Fund
     (Division 57)                           2005 1.230   1.266      332,641
                                             2004 1.124   1.230      333,738
                                             2003 0.880   1.124      616,793
                                             2002 1.092   0.880      330,612
                                             2001 1.128   1.092      126,242
                                             2000    --   1.128           --
    Evergreen Fundamental Large Cap Fund
     (Division 56)                           2005 1.030   1.102      531,019
                                             2004 0.952   1.030      183,796
                                             2003 0.742   0.952      465,993
                                             2002 0.900   0.742      246,004
                                             2001 1.063   0.900       59,860
                                             2000    --   1.063          170
    Evergreen Special Equity Fund
     (Division 65)                           2005 0.936   0.996    2,247,680
                                             2004 0.891   0.936    2,536,668
                                             2003 0.589   0.891    3,474,447
                                             2002 0.818   0.589      741,742
                                             2001 0.907   0.818      111,771
                                             2000    --   0.907           --
    Evergreen Special Values Fund
     (Division 55)                           2005 1.859   2.041    3,216,392
                                             2004 1.558   1.859    3,036,296
                                             2003 1.180   1.558    4,779,191
                                             2002 1.379   1.180    3,686,184
                                             2001 1.181   1.379    1,191,063
                                             2000    --   1.181        1,348
    Janus Adviser Worldwide Fund
     (Division 47)                           2005 0.670   0.706    1,111,824
                                             2004 0.643   0.670    1,468,997
                                             2003 0.527   0.643    2,461,582
                                             2002 0.716   0.527    1,688,080
                                             2001 0.913   0.716    1,052,147
                                             2000    --   0.913           --
    Janus Fund (Division 61)                 2005 0.613   0.634    1,358,190
                                             2004 0.589   0.613    1,801,589
                                             2003 0.450   0.589    4,553,386
                                             2002 0.625   0.450    3,354,422
                                             2001 0.851   0.625    2,067,712
                                             2000    --   0.851           --
    Lou Holland Growth Fund (Division 70)    2005 0.958   0.945    2,090,468
                                             2004 0.867   0.958    1,878,587
                                             2003 0.683   0.867    1,996,662
                                             2002 0.875   0.683      718,560
                                             2001 0.928   0.875       72,356
                                             2000    --   0.928           --
    MSIF Trust Mid Cap Growth (Division 64)  2005 0.707   0.830    3,039,255
                                             2004 0.585   0.707    2,385,809
                                             2003 0.414   0.585    2,547,372
                                             2002 0.603   0.414      996,790
                                             2001 0.864   0.603      395,337
                                             2000    --   0.864           --
    Putnam Global Equity Fund (Division 28)  2005 1.414   1.527   14,111,669
                                             2004 1.252   1.414   14,122,318
                                             2003 0.977   1.252   20,455,648
                                             2002 1.269   0.977   18,566,339
                                             2001 1.819   1.269   13,853,316
                                             2000 2.604   1.819   12,132,622
                                             1999 1.591   2.604    7,494,551
                                             1998    --   1.591        5,760

--------------------------------------------------------------------------------

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Putnam New Opportunities Fund
     (Division 26)                           2005 1.249   1.364   16,999,435
                                             2004 1.141   1.249   22,649,638
                                             2003 0.865   1.141   50,054,399
                                             2002 1.255   0.865   45,568,527
                                             2001 1.806   1.255   40,471,940
                                             2000 2.460   1.806   33,355,949
                                             1999 1.459   2.460   21,386,431
                                             1998    --   1.459       10,797
    Putnam OTC & Emerging Growth Fund
     (Division 27)                           2005 0.635   0.680    7,163,831
                                             2004 0.592   0.635    8,648,878
                                             2003 0.441   0.592    9,774,036
                                             2002 0.660   0.441    9,224,902
                                             2001 1.232   0.660    4,589,464
                                             2000 2.543   1.232    3,343,890
                                             1999 1.128   2.543    1,605,024
                                             1998    --   1.128        3,073
    Sit Mid Cap Growth Fund (Division 67)    2005 0.588   0.673      943,496
                                             2004 0.505   0.588      656,956
                                             2003 0.367   0.505      975,016
                                             2002 0.565   0.367      279,151
                                             2001 0.853   0.565       87,306
                                             2000    --   0.853           --
    Sit Small Cap Growth Fund (Division 66)  2005 0.643   0.758    2,501,695
                                             2004 0.606   0.643    1,762,448
                                             2003 0.453   0.606    4,128,077
                                             2002 0.618   0.453    2,104,569
                                             2001 0.865   0.618      674,432
                                             2000    --   0.865           --
    Templeton Foreign Fund (Division 32)     2005 1.885   2.073    8,431,889
                                             2004 1.605   1.885    7,738,734
                                             2003 1.237   1.605    6,713,124
                                             2002 1.362   1.237    4,076,413
                                             2001 1.488   1.362      765,413
                                             2000 1.561   1.488      434,454
                                             1999 1.124   1.561      503,020
                                             1998    --   1.124        2,604
    Templeton Global Asset Allocation Fund
     (Division 19)                           2005 2.744   2.826    3,314,255
                                             2004 2.387   2.744    3,333,708
                                             2003 1.819   2.387   17,610,605
                                             2002 1.915   1.819   17,376,767
                                             2001 2.139   1.915   18,040,365
                                             2000 2.151   2.139   18,398,345
                                             1999 1.765   2.151   18,489,196
                                             1998    --   1.765           --
    Vanguard LifeStrategy Conservative
     Growth Fund (Division 54)               2005 1.365   1.413    3,559,902
                                             2004 1.274   1.365    3,688,296
                                             2003 1.102   1.274    9,476,600
                                             2002 1.175   1.102    7,155,948
                                             2001 1.185   1.175    5,622,110
                                             2000 1.160   1.185    4,608,676
                                             1999 1.085   1.160    3,665,491
                                             1998    --   1.085           --

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
     Vanguard LifeStrategy Growth Fund
      (Division 52)                          2005 1.368   1.450    5,639,072
                                             2004 1.226   1.368    7,687,043
                                             2003 0.962   1.226   37,609,185
                                             2002 1.152   0.962   32,138,316
                                             2001 1.275   1.152   26,747,154
                                             2000 1.360   1.275   20,760,221
                                             1999 1.169   1.360   15,310,158
                                             1998    --   1.169           --
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2005 1.378   1.444    9,566,499
                                             2004 1.257   1.378   11,852,735
                                             2003 1.036   1.257   48,775,655
                                             2002 1.165   1.036   42,797,007
                                             2001 1.229   1.165   35,577,427
                                             2000 1.251   1.229   28,958,521
                                             1999 1.127   1.251   22,135,061
                                             1998    --   1.127           --
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                     2005 1.974   2.063    2,566,630
                                             2004 1.823   1.974    3,319,915
                                             2003 1.726   1.823    6,914,295
                                             2002 1.534   1.726    6,535,896
                                             2001 1.408   1.534    5,499,147
                                             2000 1.268   1.408    3,872,413
                                             1999 1.361   1.268    3,874,406
                                             1998    --   1.361           --
     Vanguard Long-Term Treasury Fund
      (Division 23)                          2005 1.953   2.070    3,852,945
                                             2004 1.834   1.953    4,506,673
                                             2003 1.797   1.834    7,156,569
                                             2002 1.550   1.797    7,071,533
                                             2001 1.494   1.550    2,633,211
                                             2000 1.256   1.494    1,825,127
                                             1999 1.384   1.256    1,466,945
                                             1998    --   1.384           --
     Vanguard Wellington Fund (Division 25)  2005 2.262   2.396   19,100,937
                                             2004 2.052   2.262   19,953,736
                                             2003 1.714   2.052   29,224,994
                                             2002 1.856   1.714   25,923,835
                                             2001 1.797   1.856   16,402,597
                                             2000 1.642   1.797   13,742,690
                                             1999 1.586   1.642   13,813,418
                                             1998    --   1.586        9,214
     Vanguard Windsor II Fund (Division 24)  2005 2.289   2.429   28,511,819
                                             2004 1.951   2.289   28,778,096
                                             2003 1.513   1.951   40,951,351
                                             2002 1.835   1.513   34,780,852
                                             2001 1.916   1.835   23,136,739
                                             2000 1.654   1.916   18,619,663
                                             1999 1.770   1.654   18,903,967
                                             1998    --   1.770           --

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Internal Revenue Code of 1986, as amended ("Code") limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 may be charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct insurance charges of up to 0.8% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

IncomeLOCK: IncomeLOCK is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live, even if your Account Value has been reduced to zero (the "Benefit"). Thus, IncomeLOCK may offer protection of a sure stream of income in the event of a significant market downturn or if your Account Value declines due to unfavorable investment performance.

The feature design provides for an automatic lock-in of the Contract's highest anniversary value (the maximum anniversary value or "MAV") during the first ten years from the endorsement effective date (the "Evaluation Period"). This feature guarantees lifetime withdrawals of an income stream in the manner described below, without annuitizing the Contract. If you decide not to take withdrawals under this feature, or you surrender your Contract, you will not receive the benefits of IncomeLOCK. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on IncomeLOCK.

IncomeLOCK is not available if you have an outstanding loan under the Contract. If you elect to take a loan after the Endorsement Date and while IncomeLock is still in effect, we will automatically terminate the Benefit.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Participant Year without a surrender charge. Please see the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% IRS penalty tax if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our annuity service center. Withdrawals greater than the required minimum distributions ("RMD") determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of this feature. In addition, if you have a qualified contract, tax law and the terms of the plan may restrict withdrawal amounts. Please see the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK may be elected any time, provided you are age 75 or younger on the date of election. Please note that this feature and/or its components may not be available in your state. Please check with your financial advisor for availability and any additional restrictions. IncomeLOCK might not be appropriate for use with contributory qualified plans (401(k), 403(b), 457) or IRAs (traditional or Roth IRAs and SEPs) if you plan to make ongoing contributions. This is because the Benefit applies only to purchase payments made within the first two contract years if the Benefit is selected at Contract issue, or to the Account Value on the Endorsement Date if the Benefit is selected after Contract issue. We reserve the right to modify, suspend or terminate IncomeLOCK in its entirety or any component at any time for Contracts that have not yet been issued.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs)

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generally defer payment on taxes and earnings until withdrawal.
If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling AIG VALIC's toll-free transfer service at 1-800-428-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The Death Benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Please note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.

 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
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About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, American General Corporation ("AGC"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management.

American Home Assurance Company

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered by the American Home guarantee, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Sixty-eight Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under The Investment Company Act of 1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the

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income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and AGC have no legal obligation to back these commitments.

Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

The principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company. The Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the National Association of Securities Dealers, Inc., unless such broker-dealers are exempt from the broker-dealer registration requirements of The Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the Statement of Additional Information.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each first- year Purchase Payment. Agents will receive commissions of approximately 1.2% for level Purchase Payments in subsequent years and up to 7% on increases in the amount of Purchase Payments in the year of the increase. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Fixed and Variable Account Options
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The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned. The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns that are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

Fixed Account Options

Portfolio Director features up to three guaranteed fixed options. These options provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

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      Fixed Account Options               Investment Objective
      ---------------------               --------------------
      Fixed Account Plus         Invests in the general account assets
                                 of the Company. This account provides
                                 fixed-return investment growth for the
                                 long-term. It is credited with interest
                                 at rates set by VALIC. The account is
                                 guaranteed to earn at least a minimum
                                 rate of interest as shown in your
                                 Contract. Your money may be credited
                                 with a different rate of interest
                                 depending on the time period in which
                                 it is accumulated. Purchase Payments
                                 allocated to a fixed account option
                                 will receive a current rate of
                                 interest. There are limitations on
                                 transfers out of this option. If you
                                 transfer assets from Fixed Account Plus
                                 to another investment option, any
                                 assets transferred back into Fixed
                                 Account Plus within 90 days will
                                 receive a different rate of interest,
                                 than that paid for new Purchase
                                 Payments.

      Short-Term Fixed Account   Invests in the general account assets
                                 of the Company. This account provides
                                 fixed-return investment growth for the
                                 short-term. It is credited with
                                 interest at rates set by VALIC, which
                                 may be lower than the rates credited to
                                 Fixed Account Plus, above. The account
                                 is guaranteed to earn at least a
                                 minimum rate of interest as shown in
                                 your Contract. Your money may be
                                 credited with a different rate of
                                 interest depending on the time period
                                 in which it is accumulated.

      Multi-Year Enhanced Option Invests in the general account assets
       ("Multi-Year Option")     of the Company. This account is a
                                 long-term investment option, providing
                                 a guaranteed interest rate for a
                                 guaranteed period (three, five, seven,
                                 or ten years) ("MVA Term"). Please see
                                 your Contract for minimum investment
                                 amounts and other requirements and
                                 restrictions. This option may not be
                                 available in all employee plans or
                                 states. All MVA Terms may not be
                                 available. Please see your financial
                                 advisor for information on the MVA
                                 Terms that are currently offered.

Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. AIG VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Variable Account Options

The Contracts enable you to participate in Divisions that represent Variable Account Options, shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elect IncomeLOCK.

Several of the Mutual Funds offered through VALIC's Separate Account A are also available to the general public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. If your Contract is a tax-deferred Nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Mutual Funds available to the general public will not be available within your Contract. Funds that are available in a tax-deferred nonqualified variable annuity, under Internal Revenue Code Section 72, and also for ineligible deferred compensation 457(f) plans and private sector top-hat plans include VALIC Company I and II, Janus Adviser Worldwide Fund and Templeton Global Asset Allocation Fund.

The Variable Account Options shown below include a brief description of each Fund, including its investment objective. We also show the investment adviser for each Fund, and investment sub-adviser, if applicable. Please see the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment strategy and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from AIG VALIC at 1-800-428-2542 (press 1, then 3) or online at www.aigvalic.com.

Please refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and

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shared funding, such as conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

AIG SunAmerica Asset Management Corp. and AIG Global Investment Corp. are each affiliated with the adviser, VALIC, due to common ownership. Please note that the Ariel Fund and Ariel Appreciation Fund are not available in any 457 plans, except by special arrangement.

Funds marked with (RF) will be available Variable Account Options beginning May 30, 2006. Funds marked with (FS) will no longer be available as of May 26, 2006.

    Variable Account Options                             Investment Objective
    ------------------------                             --------------------
AIG SunAmerica                   Each High Watermark Fund seeks to generate capital appreciation
2010 High Watermark Fund         to the extent consistent with preservation of capital investment gains in order to have a net asset value ("NAV") on its Protected
AIG SunAmerica                   Maturity Date at least equal to the Protected High Watermark
2015 High Watermark Fund         Value. Each High Watermark Fund seeks high total return as a secondary objective.
AIG SunAmerica
2020 High Watermark Fund         If you hold your Variable Investment Option Units until the
                                 Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
                                 Watermark Fund reaching this value, and any extraordinary
                                 expenses, and increased by appreciation in share value
                                 subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

                                 The Protected Maturity Date for each High Watermark Fund is:
                                 2010 High Watermark Fund            August 31, 2010
                                 2015 High Watermark Fund            August 31, 2015
                                 2020 High Watermark Fund            August 31, 2020

                                 If you may need access to your money at any point prior to the
                                 Protected Maturity Date, you should consider the appropriateness of investing in the High Watermark Funds. Investors who redeem before the Protected Maturity Date will receive the current
                                 Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the
                                 initial investment.

                                 An investment in the High Watermark Funds may not be
                                 appropriate for persons enrolled in Guided Portfolio Services/SM/, an investment advisory product offered by VALIC Financial
                                 Advisors, Inc.

AIM Large Cap Growth Fund        Seeks long-term growth of capital by investing primarily in
              (FS)               marketable equity securities, including convertible securities and other securities, such as synthetic instruments, of large-
                                 capitalization companies with a market capitalization no smaller than the smallest capitalized company included in the Russell
                                 1000(R) Index at the time of purchase.

American Century Ultra Fund      Seeks long-term capital growth through investments primarily in
              (FS)               common stocks that are considered to have greater-than-average chance to increase in value over time.

Ariel Appreciation Fund -- a     Seeks long-term capital appreciation by investing primarily in the series of Ariel Investment Trust stocks of medium-sized companies with market capitalizations between $2.5 billion and $15 billion at the time of initial purchase.

                        Investment Objective                             Adviser and Sub-Adviser
                        --------------------                             -----------------------
Each High Watermark Fund seeks to generate capital appreciation       Adviser: Trajectory Asset
to the extent consistent with preservation of capital investment      Management LLC
gains in order to have a net asset value ("NAV") on its Protected
Maturity Date at least equal to the Protected High Watermark          (AIG SunAmerica Asset
Value. Each High Watermark Fund seeks high total return as a          Management Corp. is the daily
secondary objective.                                                  business manager.)

If you hold your Variable Investment Option Units until the Protected Maturity Date, you will be entitled to redeem your shares for no less than the highest value previously attained by the High Watermark Fund (minus a proportionate adjustment for all dividends and distributions paid subsequent to the High
Watermark Fund reaching this value, and any extraordinary expenses, and increased by appreciation in share value subsequent to the last paid dividend or distribution). This is known as the Protected High Watermark Value.

The Protected Maturity Date for each High Watermark Fund is:
2010 High Watermark Fund            August 31, 2010
2015 High Watermark Fund            August 31, 2015
2020 High Watermark Fund            August 31, 2020

If you may need access to your money at any point prior to the Protected Maturity Date, you should consider the appropriateness of investing in the High Watermark Funds. Investors who redeem before the Protected Maturity Date will receive the current
Purchase Unit value of the investment, which may be less than either the Protected High Watermark Value or the initial investment.

An investment in the High Watermark Funds may not be appropriate for persons enrolled in Guided Portfolio Services/SM/, an investment advisory product offered by VALIC Financial
Advisors, Inc.

Seeks long-term growth of capital by investing primarily in           Adviser: AIM Advisors, Inc.
marketable equity securities, including convertible securities and other securities, such as synthetic instruments, of large-
capitalization companies with a market capitalization no smaller than the smallest capitalized company included in the Russell
1000(R) Index at the time of purchase.

Seeks long-term capital growth through investments primarily in       Adviser: American Century
common stocks that are considered to have greater-than-average        Investment Management, Inc.
chance to increase in value over time.

Seeks long-term capital appreciation by investing primarily in the    Adviser: Ariel Capital
stocks of medium-sized companies with market capitalizations          Management, LLC
between $2.5 billion and $15 billion at the time of initial purchase.

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    Variable Account Options                             Investment Objective
    ------------------------                             --------------------
Ariel Fund -- a series of Ariel   Seeks long-term capital appreciation by investing primarily in
Investment Trust                  the stocks of small companies with a market capitalization generally between $1 billion and $5 billion at the time of initial purchase.

Credit Suisse Small Cap           Seeks capital growth by investing in equity securities of small
Growth Fund                       U.S. companies. The Adviser uses a growth investment style and
              (FS)                looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-
                                  volume growth rate.

Dreyfus BASIC U.S. Mortgage       Seeks as high a level of current income as is consistent with the
Securities Fund                   preservation of capital. To pursue this goal, the fund normally
              (FS)                invests in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Evergreen Equity Income           Seeks current income and capital growth by investing primarily
Fund -- a series of Evergreen     in equity securities across all market capitalizations that
Equity Trust                      produce income.
              (FS)

Evergreen Fundamental Large       Seeks capital growth with the potential for current income by
Cap Fund -- a series of           investing primarily in common stocks of large companies whose
Evergreen Equity Trust            market capitalizations fall within the Russell 1000(R) Index.
              (FS)

Evergreen Special Equity          Seeks capital growth by investing primarily in common stocks of
Fund -- a series of Evergreen     small U.S. companies, typically having a market capitalization
Select Equity Trust               that falls within the range tracked by the Russell 2000(R) Index at
              (FS)                the time of purchase. The fund invests in stocks of companies that the Adviser believes have the potential for accelerated growth in earnings and price.

Evergreen Special Values          Seeks capital growth in the value of its shares by investing
Fund -- a series of Evergreen     primarily in common stocks of small U.S. companies (companies
Equity Trust                      having a market capitalization that falls within the range tracked
              (FS)                by the Russell 2000(R) Index at the time of purchase).

Janus Adviser Worldwide           Seeks long-term growth of capital in a manner consistent with
Fund -- a series of Janus         the preservation of capital by investing in common stocks of
Adviser Series                    companies of any size located throughout the world. The fund
              (FS)                normally invests in issuers from at least five different countries, including the U.S.

Janus Fund                        Seeks long-term growth of capital in a manner consistent with
              (FS)                the preservation of capital. The fund invests primarily in common stocks selected for their growth potential and generally invests in larger, more established companies.

Lou Holland Growth Fund           The fund primarily seeks long-term growth of capital. The receipt of dividend income is a secondary consideration. The fund will invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

MSIF Trust Mid Cap Growth         Seeks long-term capital growth and appreciation by investing
Portfolio -- a series of Morgan   primarily in growth-oriented equity securities of U.S. mid-cap
Stanley Institutional Funds Trust companies, and, to a limited extent, foreign companies. Mid-cap
              (FS)                companies are those with market capitalizations of generally less than $35 billion.

                       Investment Objective                           Adviser and Sub-Adviser
                       --------------------                           -----------------------
Seeks long-term capital appreciation by investing primarily in      Adviser: Ariel Capital
the stocks of small companies with a market capitalization          Management, LLC
generally between $1 billion and $5 billion at the time of
initial purchase.

Seeks capital growth by investing in equity securities of small     Adviser: Credit Suisse Asset
U.S. companies. The Adviser uses a growth investment style and      Management, LLC
looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-
volume growth rate.

Seeks as high a level of current income as is consistent with the   Adviser: The Dreyfus
preservation of capital. To pursue this goal, the fund normally     Corporation
invests in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Seeks current income and capital growth by investing primarily      Adviser: Evergreen
in equity securities across all market capitalizations that         Investment Management
produce income.                                                     Company, LLC


Seeks capital growth with the potential for current income by       Adviser: Evergreen
investing primarily in common stocks of large companies whose       Investment Management
market capitalizations fall within the Russell 1000(R) Index.       Company, LLC


Seeks capital growth by investing primarily in common stocks of     Adviser: Evergreen
small U.S. companies, typically having a market capitalization      Investment Management
that falls within the range tracked by the Russell 2000(R) Index at Company, LLC the time of purchase. The fund invests in stocks of companies that the Adviser believes have the potential for accelerated growth in earnings and price.

Seeks capital growth in the value of its shares by investing        Adviser: Evergreen
primarily in common stocks of small U.S. companies (companies       Investment Management
having a market capitalization that falls within the range tracked  Company, LLC by the Russell 2000(R) Index at the time of purchase).

Seeks long-term growth of capital in a manner consistent with       Adviser: Janus Capital
the preservation of capital by investing in common stocks of        Management, LLC
companies of any size located throughout the world. The fund normally invests in issuers from at least five different countries, including the U.S.

Seeks long-term growth of capital in a manner consistent with       Adviser: Janus Capital
the preservation of capital. The fund invests primarily in common   Management, LLC
stocks selected for their growth potential and generally invests in larger, more established companies.

The fund primarily seeks long-term growth of capital. The receipt   Adviser: Holland Capital
of dividend income is a secondary consideration. The fund will      Management, L.P.
invest in a diversified portfolio of equity securities of mid-to large-capitalization growth companies.

Seeks long-term capital growth and appreciation by investing        Adviser: Morgan Stanley
primarily in growth-oriented equity securities of U.S. mid-cap      Investment Management Inc.
companies, and, to a limited extent, foreign companies. Mid-cap companies are those with market capitalizations of generally less than $35 billion.

--------------------------------------------------------------------------------

   Variable Account Options                            Investment Objective                           Adviser and Sub-Adviser
   ------------------------                            --------------------                           -----------------------
Putnam Global Equity Fund       Seeks capital appreciation by investing mainly in common stocks     Adviser: Putnam Investment
             (FS)               of companies worldwide. The Adviser invests mainly in mid-sized     Management, LLC
                                and large companies with favorable investment potential.
                                Investments in developed countries is emphasized, though the fund may also invest in developing (emerging) markets.

 Putnam New Opportunities Fund  Seeks long-term capital appreciation by investing mainly in the     Adviser: Putnam Investment
             (FS)               common stocks of U.S. companies, with a focus on growth             Management, LLC
                                stocks in sectors of the economy that the Adviser believes have high growth potential.

Putnam OTC & Emerging           Seeks capital appreciation by investing mainly in common stocks     Adviser: Putnam Investment
Growth Fund                     of U.S. companies traded in the over-the-counter ("OTC") market     Management, LLC
             (FS)               and "emerging growth" companies listed on securities
                                exchanges, with a focus on growth stocks. Emerging growth
                                companies are those that the Adviser believes have a leading or proprietary position in a growing industry or are gaining market share in an established industry.

Sit Mid Cap Growth Fund         Seeks to maximize long-term capital appreciation by investing in    Adviser: Sit Investment
             (FS)               the common stocks of companies with capitalizations of $2           Associates, Inc.
                                billion to $15 billion at the time of purchase. The Adviser invests in domestic growth-oriented medium to small companies it
                                believes exhibit the potential for superior growth.

Sit Small Cap Growth Fund       Seeks to maximize long-term capital appreciation by investing in    Adviser: Sit Investment
             (FS)               the common stocks of companies with capitalizations of $2.5         Associates, Inc.
                                billion or less at the time of purchase. The Adviser invests in domestic growth-oriented small companies it believes exhibit the potential for superior growth.

Templeton Foreign Fund -- a     Seeks long-term capital growth by investing mainly in the equity    Adviser: Templeton Global
series of Templeton Funds, Inc. securities of companies located outside the U.S., including         Advisors Limited
             (FS)               emerging markets.

Templeton Global Asset          Seeks high total return by normally investing in equity securities  Adviser: Templeton
Allocation Fund -- a series of  of companies of any country, debt securities of companies and       Investment Counsel, LLC
Franklin Templeton Variable     governments of any country, and in money market instruments.        Sub-Adviser: Franklin
Insurance Products Trust        While the fund's debt securities investments focus on those that    Advisers, Inc.
             (FS)               are investment grade, the fund also may invest in high-yield, lower-rated bonds.

Vanguard LifeStrategy           Seeks to provide current income and low to moderate capital         The fund does not employ an
Conservative Growth Fund        appreciation. This is a fund of funds, investing in other Vanguard  investment adviser. Instead, mutual funds according to a fixed formula that typically results in the fund's Board of Trustees
                                an allocation of about 40% of assets to bonds, 20% to short-        decides how to allocate the
                                term fixed income investments, and 40% to common stocks. The        fund's assets among the
                                fund's indirect bond holdings are a diversified mix of short-,      underlying funds.
                                intermediate- and long-term U.S. government, agency, and
                                investment-grade corporate bonds, as well as mortgage-backed securities. The fund's indirect stock holdings consist
                                substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

--------------------------------------------------------------------------------

Variable Account Options                         Investment Objective                            Adviser and Sub-Adviser
------------------------                         --------------------                            -----------------------
Vanguard LifeStrategy    Seeks to provide capital appreciation and some current income.       The fund does not employ an
Growth Fund              This is a fund of funds, investing in other Vanguard mutual funds    investment adviser. Instead,
                         according to a fixed formula that typically results in an allocation the fund's Board of Trustees
                         of about 80% of assets to common stocks and 20% to bonds.            decides how to allocate the
                         The fund's indirect stock holdings consist substantially of large-   fund's assets among the
                         cap U.S. stocks and to a lesser extent, mid- and small-cap U.S.      underlying funds.
                         stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S.
                         government, agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Vanguard LifeStrategy    Seeks to provide capital appreciation and a low to moderate level    The fund does not employ an
Moderate Growth Fund     of current income. This is a fund of funds, investing in other       investment adviser. Instead,
                         Vanguard mutual funds according to a fixed formula that typically    the fund's Board of Trustees
                         results in an allocation of about 60% of assets to common            decides how to allocate the
                         stocks and 40% to bonds. The fund's indirect stock holdings          fund's assets among the
                         consist substantially of large-cap U.S. stocks and, to a lesser      underlying funds.
                         extent, mid- and small-cap U.S. stocks and foreign stocks. The fund's indirect bond holdings are a diversified mix of short-, intermediate- and long-term U.S. government, agency, and
                         investment-grade corporate bonds, as well as
                         mortgage-backed securities.

Vanguard Long-Term       Seeks to provide a high and sustainable level of current income      Adviser: Wellington
Investment-Grade Fund    by investing in a variety of high quality and, to a lesser extent,   Management Company, LLP
                         medium-quality fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

Vanguard Long-Term       Seeks to provide a high and sustainable level of current income      Adviser: The Vanguard Group
Treasury Fund            by investing primarily in U.S. Treasury securities. The fund is expected to maintain a dollar-weighted average maturity between
                         15 and 30 years.

Vanguard Wellington Fund Seeks to provide long-term capital appreciation and reasonable       Adviser: Wellington
                         current income by investing in dividend-paying, and, to a lesser     Management Company, LLP
                         extent, non-dividend-paying common stocks of established
                         large- and medium-sized companies. In choosing these
                         companies, the Adviser seeks those that appear to be
                         undervalued but which have prospects to improve. The fund also invests in investment grade corporate bonds, with some
                         exposure to U.S. Treasury, government agency and
                         mortgage-backed securities.

Vanguard Windsor II Fund Seeks to provide long-term capital appreciation and income. The      Advisers: Armstrong, Shaw
                         fund invests mainly in medium- and large-sized companies             Associates, Inc.; Barrow,
                         whose stocks are considered by the fund's advisers to be             Hanley, Mewhinney &
                         undervalued.                                                         Strauss, Inc.; Equinox Capital
                                                                                              Management, LLC; Hotchkis
                                                                                              and Wiley Capital
                                                                                              Management, LLC; Tukman
                                                                                              Capital Management, Inc.; and
                                                                                              The Vanguard Group

VALIC Company I

Asset Allocation Fund    Seeks maximum aggregate rate of return over the long term            Adviser: VALIC
                         through controlled investment risk by adjusting its investment       Sub-Adviser: AIG Global
                         mix among stocks, long-term debt securities and short-term           Investment Corp.
                         money market securities.

--------------------------------------------------------------------------------

  Variable Account Options                          Investment Objective                           Adviser and Sub-Adviser
  ------------------------                          --------------------                           -----------------------
Blue Chip Growth Fund        Seeks long-term capital growth by investing in the common           Adviser: VALIC
                             stocks of large and medium-sized blue chip growth companies.        Sub-Adviser: T. Rowe Price
                             Income is a secondary objective.                                    Associates, Inc.

Broad Cap Value Income Fund  The fund seeks total return through capital appreciation with       Advisor: VALIC
            (RF)             income as a secondary objective. The fund invests primarily in      Sub-Advisor: Barrow, Hanley,
                             equity securities of U.S. large- and medium-capitalization          Mewhinney & Straus, Inc.
                             companies that are undervalued.

Capital Conservation Fund    Seeks the highest possible total return consistent with the         Adviser: VALIC
                             preservation of capital through current income and capital gains    Sub-Adviser: AIG Global
                             on investments in intermediate- and long-term debt instruments      Investment Corp.
                             and other income-producing securities.

Core Equity Fund             Seeks to provide long-term growth of capital through investment     Adviser: VALIC
                             primarily in the equity securities of large-cap quality companies   Sub-Advisers: WM Advisors,
                             with long-term growth potential.                                    Inc. and Wellington
                                                                                                 Management Company, LLP

Foreign Value Fund           Seeks long-term growth of capital by investing in equity            Advisor: VALIC
            (RF)             securities of companies located outside the U.S., including         Sub-Advisor: Templeton
                             emerging markets.                                                   Global Advisors Limited

Global Equity Fund           Seeks capital appreciation by investing primarily in mid-cap and    Advisor: VALIC
            (RF)             large-cap companies with market capitalizations in excess of $1     Sub-Advisor: Putnam
                             billion, although it can invest in companies of any size.           Investment Management, LLC

Global Strategy Fund         Seeks high return by investing in equity securities of companies    Advisor: VALIC
            (RF)             in any country, fixed income (debt) securities of companies and     Sub-Advisor: Franklin
                             governments of any country, and in money marker instruments.        Advisors, Inc. And Templeton
                                                                                                 Investment Counsel, LLC

Government Securities Fund   Seeks high current income and protection of capital through         Adviser: VALIC
                             investments in intermediate- and long-term U.S. government and      Sub-Adviser: AIG Global
                             government-sponsored debt securities.                               Investment Corp.

Growth & Income Fund         Seeks to provide long-term growth of capital and secondarily,       Adviser: VALIC
                             current income, through investment in common stocks and             Sub-Adviser: AIG SunAmerica
                             equity-related securities.                                          Asset Management Corp.

Health Sciences Fund         Seeks long-term capital growth through investments primarily in     Adviser: VALIC
                             the common stocks of companies engaged in the research,             Sub-Adviser: T. Rowe Price
                             development, production, or distribution of products or services    Associates, Inc.
                             related to health care, medicine, or the life sciences.

Income & Growth Fund         Seeks capital growth by investing in common stocks, though the      Adviser: VALIC
                             fund may invest in securities other than stocks. Current income     Sub-Adviser: American
                             is a secondary consideration.                                       Century Investment
                                                                                                 Management, Inc.

Effective with the Fund      The Core Value Fund will not change its Investment Objective.       Adviser: VALIC
Substitution, the Income &   Two investment strategies will be utilized. Half of the assets will Sub-Advisers: American
Growth Fund will change its  be managed by employing a quantitative income and growth            Century Investment
name to the Core Value Fund. investment strategy, while the remainder of the assets will be      Management, Inc. and
                             managed using a portfolio optimization technique. The goal is to    American Century Global
                             create a fund that provides better returns than its benchmark       Investment Management, Inc.
                             without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the Fund that will be greater than that of the S&P 500(R) Index.

--------------------------------------------------------------------------------

  Variable Account Options                           Investment Objective                          Adviser and Sub-Adviser
  ------------------------                           --------------------                          -----------------------
Inflation Protected Fund      Seeks maximum real return, consistent with appreciation of         Adviser: VALIC
                              capital and prudent investment engagement. The fund invests in     Sub-Adviser: AIG Global
                              inflation-indexed bonds of varying maturities issued by U.S. and   Investment Corp.
                              non-U.S. governments and corporations.

International Equities Fund   Seeks to provide long-term growth of capital through               Adviser: VALIC
                              investments primarily in a diversified portfolio of equity and     Sub-Adviser: AIG Global
                              equity-related securities of foreign issuers that, as a group, the Investment Corp.
                              Sub-Adviser believes may provide investment results closely corresponding to the performance of the Morgan Stanley Capital
                              International, Europe, Australasia and the Far East Index.

International Government      Seeks high current income through investments primarily in         Adviser: VALIC
Bond Fund                     investment grade debt securities issued or guaranteed by foreign   Sub-Adviser: AIG Global
                              governments. This fund is classified as "non-diversified" because  Investment Corp.
                              it expects to concentrate in certain foreign government
                              securities. Also, the fund attempts to have all of its investments payable in foreign securities. The fund may convert its cash to foreign currency.

International Growth I Fund   Seeks capital growth through investments primarily in equity       Adviser: VALIC
                              securities of issuers in developed foreign countries. The Sub-     Sub-Adviser: American
                              Adviser uses a growth strategy it developed to invest in stocks it Century Global Investment
                              believes will increase in value over time.                         Management, Inc., AIM
                                                                                                 Capital Management, Inc. and
                                                                                                 Massachusetts Financial
                                                                                                 Services Company

Large Cap Core Fund           Seeks capital growth with the potential for current income by      Advisor: VALIC
            (RF)              investing in the common stocks of large-sized U.S. companies       Sub-Advisor: Evergreen
                              (i.e., companies whose market capitalization falls within the      Investment
                              range tracked of the Russell 1000(R)).                             Management Company

Large Cap Growth Fund         Seeks to provide long-term growth of capital by normally           Adviser: VALIC
                              investing in common stocks of well-established, high-quality       Sub-Adviser: AIG SunAmerica
                              growth companies.                                                  Asset Management Corp.

Large Capital Growth Fund     Seeks to provide long-term growth of capital by investing in       Advisor: VALIC
            (RF)              securities of large-cap companies.                                 Sub-advisor: A I M Capital
                                                                                                 Management, Inc. and AIG
                                                                                                 SunAmerica Asset
                                                                                                 Management Corp.

Mid Cap Index Fund            Seeks to provide growth of capital through investments primarily   Adviser: VALIC
                              in a diversified portfolio of common stocks that, as a group, are  Sub-Adviser: AIG Global
                              expected to provide investment results closely corresponding to    Investment Corp.
                              the performance of the S&P MidCap 400(R) Index.

Mid Cap Strategic Growth Fund Seeks long-term capital growth by investing primarily in growth-   Advisor: VALIC
(Formerly Mid Capital         oriented equity securities of U.S. mid-cap companies and, to a     Sub-Advisor: Morgan Stanley
Growth Fund)                  limited extent, foreign companies.                                 Investment Management, Inc.
            (RF)                                                                                 d/b/a Van Kampen and Brazos
                                                                                                 Capital Management, LP

Money Market I Fund           Seeks liquidity, protection of capital and current income through  Adviser: VALIC
                              investments in short-term money market instruments.                Sub-Adviser: AIG SunAmerica
                                                                                                 Asset Management Corp.

--------------------------------------------------------------------------------

  Variable Account Options                           Investment Objective                           Adviser and Sub-Adviser
  ------------------------                           --------------------                           -----------------------
Nasdaq-100(R) Index Fund      Seeks long-term capital growth through investments in the          Adviser: VALIC
                              stocks that are included in the Nasdaq-100 Index(R). The fund is a Sub-Adviser: AIG Global
                              non-diversified fund, meaning that it can invest more than 5% of   Investment Corp.
                              its assets in the stocks of one company. The fund concentrates in the technology sector, in the proportion consistent with the industry weightings in the Index.

Science & Technology Fund     Seeks long-term capital appreciation through investments           Adviser: VALIC
                              primarily in the common stocks of companies that are expected      Sub-Adviser: T. Rowe Price
                              to benefit from the development, advancement, and use of           Associates, Inc. and RCM
                              science and technology. Several industries are likely to be        Capital Management LLC
                              included, such as electronics, communications, e-commerce, information services, media, life sciences and health care, environmental services, chemicals and synthetic materials, nanotechnology, energy equipment and services and defense
                              and aerospace.

Small Cap Aggressive          Seeks capital growth by investing in equity securities of small    Advisor: VALIC
Growth Fund                   U.S. companies.                                                    Sub-advisor: Credit Suisse
            (RF)                                                                                 Asset Management, LLC

Small Cap Fund                Seeks to provide long-term capital growth by investing primarily   Adviser: VALIC
                              in the stocks of small companies, with market capitalizations at   Sub-Advisers: American
                              the time of purchase which fall 1) below range of companies in     Century Investment
                              either the current Russell 2000(R) or S&P Small Cap Index, or 2)   Management, Inc., Franklin
                              below the three year average maximum market cap of companies       Portfolio Associates, Inc. and
                              in the index as of December 31 of the three preceeding years.      T. Rowe Price Associates, Inc.

Small Cap Index Fund          Seeks to provide growth of capital through investment primarily    Adviser: VALIC
                              in a diversified portfolio of common stocks that, as a group, the  Sub-Adviser: AIG Global
                              Sub-Adviser believes may provide investment results closely        Investment Corp.
                              corresponding to the performance of the Russell 2000(R) Index.

Small Cap Special Values Fund Seeks to produce growth of capital by investing primarily in       Advisor: VALIC
            (RF)              common stocks of small U.S. companies.                             Sub-Advisor: Evergreen
                                                                                                 Investment Management
                                                                                                 Company and Putnam
                                                                                                 Investment Management, LLC

Small Cap Strategic           Seeks capital growth by investing primarily in common stocks       Advisor: VALIC
Growth Fund                   whose market capitalizations fall within the range tracked by the  Sub-Advisor: Evergreen
            (RF)              Russell 2000(R) Index, at the time of purchase.                    Investment Management
                                                                                                 Company

Social Awareness Fund         Seeks to obtain growth of capital through investment, primarily    Adviser: VALIC
                              in common stocks, in companies which meet the social criteria      Sub-Adviser: AIG Global
                              established for the fund. The fund does not invest in companies    Investment Corp.
                              that are significantly engaged in the production of nuclear energy; the manufacture of military weapons or delivery systems;
                              the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; or business practices or the production of products that significantly pollute the environment.

Stock Index Fund              Seeks long-term capital growth through investment in common        Adviser: VALIC
                              stocks that, as a group, are expected to provide investment        Sub-Adviser: AIG Global
                              results closely corresponding to the performance of the S&P        Investment Corp.
                              500(R) Index.

--------------------------------------------------------------------------------

Variable Account Options                          Investment Objective                          Adviser and Sub-Adviser
------------------------                          --------------------                          -----------------------
VALIC Ultra Fund          Seeks long-term capital growth by investing in larger-sized          Advisor: VALIC
          (RF)            companies it believes will increase in value over time.              Sub-Advisor: American
                                                                                               Century Investment
                                                                                               Management, Inc.

Value Fund                Seeks capital growth and current income through investments          Adviser: VALIC
                          primarily in common stocks of large U.S. companies, focusing         Sub-Adviser:
                          on value stocks that the Sub-Adviser believes are currently          OppenheimerFunds, Inc.
                          undervalued by the market.

VALIC Company II

Aggressive Growth         Seeks growth through investments in a combination of the             Adviser: VALIC
Lifestyle Fund            different funds offered in VALIC Company I and VALIC Company         Sub-Adviser: AIG Global
                          II. This fund of funds is suitable for investors seeking the         Investment Corp.
                          potential for capital growth that a fund investing predominately in equity securities may offer.

Capital Appreciation Fund Seeks long-term capital appreciation by investing primarily in a     Adviser: VALIC
                          broadly diversified portfolio of stocks and other equity securities  Sub-Adviser: Credit Suisse
                          of U.S. companies.                                                   Asset Management, LLC

Conservative Growth       Seeks current income and low to moderate growth of capital           Adviser: VALIC
Lifestyle Fund            through investments in a combination of the different funds          Sub-Adviser: AIG Global
                          offered in VALIC Company I and VALIC Company II. This fund of        Investment Corp.
                          funds is suitable for investors who invest in equity securities, but who are not willing to assume the market risks of either the
                          Aggressive Growth Lifestyle Fund or the Moderate Growth
                          Lifestyle Fund.

Core Bond Fund            Seeks the highest possible total return consistent with the          Adviser: VALIC
                          conservation of capital through investments in medium- to high-      Sub-Adviser: AIG Global
                          quality fixed income securities. These securities include            Investment Corp.
                          corporate debt securities of foreign or domestic companies, securities issued or guaranteed by the U.S. government,
                          mortgage-backed, or asset-backed securities.

High Yield Bond Fund      Seeks the highest possible total return and income consistent        Adviser: VALIC
                          with conservation of capital through investment in a diversified     Sub-Adviser: AIG Global
                          portfolio of high yielding, high risk fixed income securities. These Investment Corp.
                          securities include below-investment-grade junk bonds.

International Small Cap   Seeks to provide long-term capital appreciation through equity       Adviser: VALIC
Equity Fund               and equity-related securities of small cap companies throughout      Sub-Adviser: AIG Global
                          the world, excluding the U.S.                                        Investment Corp.

Large Cap Value Fund      Seeks to provide total returns that exceed over time the Russell     Adviser: VALIC
                          1000(R) Value Index through investment in equity securities. The     Sub-Adviser: SSgA Funds
                          Russell 1000(R) Value Index is a sub-index of the Russell 3000(R)    Management, Inc.
                          Index, which follows the 3,000 largest U.S. companies, based on total market capitalization.

Mid Cap Growth Fund       Seeks long-term capital appreciation principally through             Adviser: VALIC
                          investments in medium-capitalization equity securities, such as      Sub-Adviser: AIM Capital
                          common and preferred stocks and securities convertible into          Management, Inc.
                          common stocks. The Sub-Adviser defines mid-sized companies as companies that are included in the Russell Mid-Cap(R) Index.

--------------------------------------------------------------------------------

   Variable Account Options                            Investment Objective                            Adviser and Sub-Adviser
   ------------------------                            --------------------                            -----------------------
Mid Cap Value Fund             Seeks capital growth, through investment in equity securities of      Adviser: VALIC
                               medium capitalization companies using a value-oriented                Sub-Adviser: FAF Advisors,
                               investment approach. Mid-capitalization companies include             Inc. and Wellington
                               companies with a market capitalization equaling or exceeding          Management Company, LLP
                               $500 million, but not exceeding the largest market capitalization of the Russell Mid-Cap(R) Index range.

Moderate Growth Lifestyle Fund Seeks growth and current income through investments in a              Adviser: VALIC
                               combination of the different funds offered in VALIC Company I and     Sub-Adviser: AIG Global
                               VALIC Company II. This fund of funds is suitable for investors who    Investment Corp.
                               invest in equity securities, but who are not willing to assume the market risks of the Aggressive Growth Lifestyle Fund.

Money Market II Fund           Seeks liquidity, protection of capital and current income through     Adviser: VALIC
                               investments in short-term money market instruments.                   Sub-Adviser: AIG SunAmerica
                                                                                                     Asset Management Corp.

Small Cap Growth Fund          Seeks to provide long-term capital growth through investments         Adviser: VALIC
                               primarily in the equity securities of small companies with market     Sub-Adviser: Franklin
                               caps not exceeding $1.5 billion or the highest market cap value in    Advisers, Inc.
                               the Russell 2000(R) Growth Index, whichever is greater, at the time of purchase.

Small Cap Value Fund           Seeks to provide maximum long-term return, consistent with            Adviser: VALIC
                               reasonable risk to principal, by investing primarily in securities of Sub-Advisers: JPMorgan
                               small-capitalization companies in terms of revenue and/or market      Investment Advisors, Inc.
                               capitalization. Small-cap companies are companies whose total market capitalizations range from $100 million to $3 billion at the time of purchase.

Socially Responsible Fund      Seeks to obtain growth of capital through investment, primarily       Adviser: VALIC
                               in equity securities, of companies which meet the social criteria     Sub-Adviser: AIG Global
                               established for the fund. The fund does not invest in companies       Investment Corp.
                               that are significantly engaged in the production of nuclear energy; the manufacture of weapons or delivery systems; the manufacture of alcoholic beverages or tobacco products; the operation of gambling casinos; or business practices or the production of products that significantly pollute the environment.

Strategic Bond Fund            Seeks the highest possible total return and income consistent         Adviser: VALIC
                               with conservation of capital through investment in a diversified      Sub-Adviser: AIG Global
                               portfolio of income producing securities. The fund invests in a       Investment Corp.
                               broad range of fixed-income securities, including investment-
                               grade bonds, U.S. government and agency obligations,
                               mortgage-backed securities, and U.S., Canadian, and foreign high risk, high yield bonds.

A detailed description of the fees, investment objective, strategy, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available at www.aigvalic.com.

Purchase Period
--------------------------------------------------------------------------------


The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000.00. Minimum initial and subsequent Purchase Payments are as follows:

                                       Initial Subsequent
                      Contract Type    Payment  Payment
                      -------------    ------- ----------
                      Periodic Payment $   30     $ 30
                      Single Payment.. $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, within 2 Business Days we will:

  . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected; or

  .   Reject the application and return the Purchase Payment; or

  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment option chosen by your employer. If your employer chooses another investment option other than a Money Market Division, the value of your investment may fluctuate and you could lose money. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement with your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment option chosen by your employer. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the

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total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by us or directly by our bank by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following the close of regular trading of the NYSE, normally 4:00 p.m. Eastern time. Note that the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit Values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "General Information" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

The value of your Fixed Account Option is calculated on a given Business Day as shown below:

              Value of Your Fixed Account Options*
          =   (equals)
              All Purchase Payments made to the Fixed Account Options
          +   (plus)
              Amounts transferred from Variable Account Options to the Fixed Account Options
          +   (plus)
              All interest earned
          -   (minus)
              Amounts transferred or withdrawn from Fixed Account
              Options (including applicable fees and charges)

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* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "General Information, Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by 4:00 p.m. Eastern time, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received after 4:00 p.m. Eastern time will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of each Variable Account Option will change each Business Day depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of the separate account charges. See "Fees and Charges." Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

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Stopping Purchase Payments

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

IncomeLOCK

IncomeLOCK automatically locks-in the highest Anniversary Value (the MAV) during the first 10 years after it is elected (each, a "Benefit Year") and guarantees annual withdrawals based on the MAV over the period that the Benefit is in effect. You may be able to extend the MAV Evaluation Period for an additional ten years as discussed below (an "Extension"). Additionally, you may take withdrawals over the lifetime of the owner as more fully described below.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the date the Endorsement is issued for your Contract (the "Endorsement Date"). See "Surrender of Account Value" for more information regarding the effects of withdrawals on the components of the Benefit and a description of the effect of RMDs on the Benefit.

The table below is a summary of the IncomeLOCK feature and applicable components of the Benefit.

                                    Maximum                 Maximum
                                     Annual     Initial      Annual
                                   Withdrawal   Minimum    Withdrawal
                                   Percentage  Withdrawal  Percentage
                                     Prior    Period Prior     if
                                     to any      to Any    Extension
          Time of First Withdrawal Extension   Extension   is Elected
          ------------------------ ---------- ------------ ----------
          Before 5th Benefit
            Year anniversary......      5%       20 Years       5%
          On or after 5th Benefit
            Year anniversary......      7     14.28 Years       7
          On or after 10th Benefit
            Year anniversary......     10        10 Years       7
          On or after 20th Benefit
            Year anniversary......     10        10 Years      10
          On or after the                     Life of the
            Contract owner's                     Contract
            65th birthday.........      5           owner*      5

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* Lifetime withdrawals are available so long as your withdrawals remain within the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK is selected after Contract issue, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, if IncomeLOCK is selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK is selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the

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current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including excess withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this prospectus.

Second, we consider the Maximum Anniversary Value (MAV) Evaluation Period, which begins on the Endorsement Date (the date that we issue the Benefit Endorsement to your Contract) and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that Benefit Anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

Lastly, we determine the Minimum Withdrawal Period, which is the minimum period over which you may take withdrawals under this feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the Maximum Annual Withdrawal Amount. Please see the IncomeLOCK summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals. For effects of withdrawals on the Minimum Withdrawal Period, see the Minimum Withdrawal Period chart below in the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if Withdrawals in excess of the Maximum Annual Withdrawal amount in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older owner;* or

2. Withdrawals prior to the 65th birthday of the owner; or

3. Death of the owner; or

4. A withdrawal in excess of the 5% Maximum Annual Withdrawal Amount.**
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* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** However, if an RMD withdrawal for this Contract exceeds the Maximum Annual
   Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

Transfers Between Investment Options
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You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted on www.aigvalic.com. Your employer's plan may also limit your rights to transfer.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 15 transfers per calendar year between Account Options. These transfers may be submitted via the internet or by telephone. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. Transfers resulting from your participation in the Guided Portfolio Services/SM/ Portfolio Manager Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

The Contracts and Account Options are not designed to accommodate short-term trading or "market timing" organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover, as well as raising recordkeeping and transaction costs. Further, excessive trading harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we will require that transfers be submitted in writing by regular U.S. mail, to protect the other investors.

Regardless of the number of transfers you have made, we will monitor and may restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. We will notify you in writing if you are restricted to mailing transfer requests to us via the U.S. mail service. Some of the factors we will consider when reviewing transfer activities include:

  .   the dollar amount of the transfer;

  .   the total assets of the Variable Account Option involved in the transfer;

  .   the number of transfers completed in the current calendar quarter; or

  . whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

We intend to enforce these frequent trading policies uniformly for all Contract Owners and Participants. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

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The Fixed Account Options are subject to additional restrictions:

Fixed Account Option           Value        Frequency                           Other Restrictions
--------------------           -----        ---------                           ------------------
                                                       If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90
                           Up to 20% per               days may receive a different rate of interest than your new Purchase
Fixed Account Plus:       Participant Year At any time                             Payments.(1)
-------------------       ---------------- -----------                             ------------
                             100%          At any time If Account Value is less than or equal to $500.

Short-Term Fixed Account:    Up to 100%    At any time After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):        Up to 100%    At any time Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

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(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (AIG VALIC Online), using the self-service automated phone system (AIG VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using AIG VALIC Online or AIG VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before the close of regular trading of the Exchange on a day values are calculated. Normally, this will be 4:00 p.m. Eastern time; otherwise,

  .   The next date values are calculated.

Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                       % of Account Value                    Frequency
-------------                                       ------------------                    ---------
Variable Payout:                                        Up to 100%                   Once every 365 days
Combination Fixed and Variable Payout: Up to 100% of money in variable option payout Once every 365 days
Fixed Payout:                                          Not permitted                         N/A

Fees and Charges
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By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   IncomeLOCK

  .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.aigvalic.com.

Account Maintenance Charge

During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed equally among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

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  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another AIG VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

Separate Account Charges

The Separate Account charges for each Variable Investment Option are shown in the Fee Tables of this prospectus. The charges range from 0.35% to 0.8% of the average daily net asset value of VALIC Separate Account A during the Purchase Period and 0.75% to 1.25% during the Payout Period. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce or waive the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

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In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, proxy mailing and tabulation, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.375% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund. We use these fees received to directly reduce the Separate Account Charges; thus, the net separate account charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative, based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

IncomeLOCK

The annualized fee for IncomeLOCK is calculated as 0.65% of the Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the Benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

Other Tax Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Payout Period
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The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
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   (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

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The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

  . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

  . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those contracts may not be postponed until after retirement.

  . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

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Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the Statement of Additional Information.

Surrender of Account Value
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When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                    Allowed  = (equals) Your Account Value(1)
                   Surrender                  - (minus)
                     Value                 Any Applicable
                                          Surrender Charge

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(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

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Under the Louisiana Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                 The amount           /       Your Purchase Units
            surrendered from the   (divided next computed after the
           Variable Account Option   by)      written request for
                  + (plus)                  surrender is received at
            Any surrender charge                our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific Investment Option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on a minimum distribution required by federal tax law (known as "No Charge" Minimum Distribution), if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules imposed by the Internal Revenue Service ("IRS").

IncomeLOCK

The Maximum Annual Withdrawal Amount, Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the "IncomeLOCK" section above, based on when you made your first withdrawal and reduced by withdrawals already taken.

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The amount of any withdrawal which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No Withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of your RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining Minimum Withdrawal Period.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered excess withdrawals. We define excess withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the Benefit Base by the greater of: (a) the amount of the excess withdrawal; or (b) the relative size of the excess withdrawal in relation to the Account Value on the next Benefit Anniversary after the excess withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below. Additionally, several examples that show the effects of withdrawals have been included in an appendix to this prospectus.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE:  Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the Maximum Annual Withdrawal Amount, and any withdrawals in excess of the Maximum Annual Withdrawal Amount which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the excess withdrawal minus the amount of the excess withdrawal, or;

      (b) is the Benefit Base immediately prior to the excess withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the excess withdrawal is reduced by the amount of the excess withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT ("MAWA"): The MAWA will be adjusted as follows:

1. If there are no excess withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are excess withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new Minimum Withdrawal Period on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD: The Minimum Withdrawal Period ("MWP") is calculated as follows:

1. If there are no excess withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are excess withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an excess withdrawal will cancel that period and the new MWP will be determined by diving the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the Benefit; or,

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(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See the "IncomeLOCK" section of this prospectus. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Exchange Privilege
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We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director. If you elect to exercise one of these exchange offers, you should contact your financial advisor. An exchange may require the issuance of a Contract or may be subject to any other requirements that the Company may impose.

Restrictions on Exchange Privilege

We will impose certain general restrictions and rules on the exchange privileges.

  .   Partial exchanges are not permitted.

  . Exchanges from Portfolio Director to other contract forms are not permitted, except at the discretion of the Company.

  . This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the other contracts listed below, you must exchange directly into the Fixed Account Options of Portfolio Director. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

Taxes and Conversion Costs

We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director.

Surrender Charges

We will generally not impose existing surrender charges as a result of your electing to exchange from one of the other contracts.

For purposes of determining surrender charges, We often consider time in the contract. For SPQ-181 and SPQ-181-1 Contracts, the contract date for determining surrender charges under Portfolio Director will be the SPQ-181 and SPQ-181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director, the contract date for surrender charges purposes becomes January 1, 1994.

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For any other contract, the contract date for determining surrender charges under Portfolio Director will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director.)

If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider Purchase Payments in the other contract to have been transferred to Portfolio Director for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

Exchange Offers for Contracts Other Than Portfolio Director

The following other contracts may be exchanged.

  .   V-Plan Contracts (IFA-582 and GFA-582 Contracts)

  .   Compounder Contracts (C-1-75 and IFA-78 Contracts)

  .   Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

  .   Impact Contracts (UIT-981 Contracts)

  .   SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

  .   FSPA-75, FSPA-73-3, FSPA-779 Contracts

  .   SPQ-181, SPQ-181-1 Contracts

  .   CTA 978 Contract

  .   TFA-379 Contract

  .   SDA-578, SDA-773-T Contract

  .   IRA-579 Contracts

Portfolio Director will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

Comparison of Contracts

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director. A more detailed comparison of the features, charges, and restrictions between each above listed other contract and Portfolio Director is provided in the Statement of Additional Information.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to the other contract's most recently dated prospectus for a complete description of the contract terms and conditions.

Features of Portfolio Director

In deciding whether you want to exercise these exchange privileges, you should consider the following features of Portfolio Director.

  .   Portfolio Director has more investment options from which to select.

  . Portfolio Director has several publicly available mutual funds as variable account options.

  . The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

  .   Portfolio Director has an Interest Guaranteed Death Benefit.

  . Portfolio Director's Fund fees and charges are different than the other contracts and in some cases may be higher.

  . Different series of Portfolio Director may charge fees higher or lower than other series of Portfolio Director.

  . Portfolio Director's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

Death Benefits
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The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be

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valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact a financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  . In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option; or

  .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

In the case of a qualified Contract,

  . may delay any distributions until the Annuitant would have reached age 70 1/2; or

  . may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

In the case of a nonqualified Contract,

  .   may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

  .   In full within 5 years after the year of the Annuitant's death; or

  . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Annuity Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

Special Information for Individual Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the contract owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contracts, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Interest Guaranteed Death Benefit

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This Contract provision is not available in some states, including New York and Florida. This interest guarantee is sometimes referred to as one of the insurance features or benefits under the Contract. However, unlike insurance generally, this feature is directly related to the performance of the Variable Account Options that you select. Its purpose is to help guarantee that your Beneficiary(ies) will receive a minimum death benefit under the Contract.

The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on

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the date VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:

              Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments invested in Fixed Account
              Option
          -   (minus)
              Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

Step 2:  Determine your Variable Account Option Value by taking the greater of:

           Value of Variable Account Option on date all paperwork is complete and in a form acceptable to VALIC or
           100% of Purchase Payments invested in Variable
           Account Options
       -   (minus)
           Prior withdrawals (out of) or transfers (out of) the Variable
           Account Option
       +   (plus)
           Interest at an annual rate as specified in your Contract

Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

Standard Death Benefit

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:

              Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
              100% of Purchase Payments (to Fixed and/or Variable
              Account Options)
          -   (minus)
              Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

Death Benefit Endorsement -- The information below is applicable to you only if you received a Death Benefit Endorsement with your Contract or certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:

        A.  100% of Purchase Payments
        -   (minus)
        B.  Gross Withdrawals (see below) and any portion of
            Account Value applied under a Payout Option
        +   (plus)
        C.  Interest on the result of A minus B at the rate of up to 3%
            annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your Contract was not issued in New York or Florida. Please see the Death Benefit Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

During the Payout Period

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

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       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

IncomeLOCK

Spousal Beneficiary

Upon the death of the Contract owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your non-spousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Other Contract Features
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Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The 20 Day "Free Look"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 20 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free

--------------------------------------------------------------------------------

Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

Voting Rights
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As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

Federal Tax Matters
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The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the Statement of Additional Information for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law. Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an IRA, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans of self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain series of the Contracts may also be available for a nondeductible Section 408A "Roth" individual retirement annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to Section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The provisions of EGTRRA will terminate on December 31, 2010, unless Congress enacts legislation to extend the provisions or to make them permanent.

In addition, the Contracts are also available through "nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a contract, or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not

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considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available mutual funds. In 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts as agent for an individual) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

  . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

  . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

  .   Taxable accounts such as savings accounts.

                                    [CHART]

              TAXABLE        NONQUALIFIED CONTRACT       TAX-DEFERRED
              ACCOUNT        TAX-DEFERRED ANNUITY          ANNUITY
            ----------       ---------------------       ------------
10 Years     $16,325               $ 18,128                $ 24,171
20 Years      45,560                 57,266                  76,355
30 Years      97,917                141,761                 189,015


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 8% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As

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shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 6% under a taxable program. The 8% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                Tax-Favored
                                                Retirement  Taxable
                                                  Program   Account
                                                ----------- -------
            Annual amount available for savings
              before federal taxes.............   $2,400    $2,400
            Current federal income tax due on
              Purchase Payments................        0    $ (600)
            Net retirement plan
              Purchase Payments................   $2,400    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Legal Proceedings
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There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of Depositor, Registrant, Guarantor and Principal Underwriter, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable annuity product in which you are invested.

AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment

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company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including Depositor, Registrant and Principal Underwriter, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable annuity products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

Subject to the receipt of permanent relief, Depositor, Registrant and Principal Underwriter believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable annuity products.

Financial Statements
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Financial statements of VALIC, the Separate Account and American Home are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-428-2542 (press 1, then 3).

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington DC. 20549-2102.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
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                                                                 Page
                                                                 ----
           General Information..................................   3
           Federal Tax Matters..................................   3
              Economic Growth and Tax Relief Reconciliation Act
                of 2001.........................................   3
              Tax Consequences of Purchase Payments.............   4
              Tax Consequences of Distributions.................   6
              Special Tax Consequences -- Early Distribution....   7
              Special Tax Consequences --
                Required Distributions..........................   8
              Tax Free Rollovers, Transfers and Exchanges.......   9
           Exchange Privilege...................................  10
              Exchanges From Independence Plus Contracts........  10
              Exchanges From V-Plan Contracts...................  11
              Exchanges From SA-1 and SA-2 Contracts............  12
              Exchanges From Impact Contracts...................  14
              Exchanges From Compounder Contracts...............  15
              Information That May Be Applicable To
                Any Exchange....................................  15

                                                                 Page
                                                                 ----
          Calculation of Surrender Charge.......................  16
             Illustration of Surrender Charge on
               Total Surrender..................................  16
             Illustration of Surrender Charge on a 10% Partial
               Surrender Followed by a Full Surrender...........  17
          Purchase Unit Value...................................  17
             Illustration of Calculation of Purchase Unit Value.  18
             Illustration of Purchase of Purchase Units.........  18
          Calculation of MVA Option.............................  18
          Payout Payments.......................................  19
             Assumed Investment Rate............................  19
             Amount of Payout Payments..........................  19
             Payout Unit Value..................................  20
             Illustration of Calculation of Payout Unit Value...  20
             Illustration of Payout Payments....................  20
          Distribution of Variable Annuity Contracts............  20
          Experts...............................................  21
          Comments on Financial Statements......................  21


         Appendix to the Prospectus -- IncomeLOCK Withdrawal Examples
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The following examples demonstrate the operation of the IncomeLOCK feature, given specific assumptions for each example:

Example 1

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 1st Benefit Anniversary

  .   On your 1st Benefit Anniversary, your Account Value is $105,000

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first Benefit Anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your Account Value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first Benefit Anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000 divided by $5,250). Therefore, as of your 1st Benefit Anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

Example 2

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit Anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

On your 5th Benefit Anniversary, your Account Value is $120,000, and your Benefit Base is stepped-up to $120,000. If you were to start taking withdrawals after this anniversary date, your Maximum Annual Withdrawal Amount would be 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000 divided by $8,400). Therefore, as of your 5th Benefit Anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

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Example 3 -- The impact of withdrawals that are less than or equal to the Maximum Annual Withdrawal Amount

  . You elect IncomeLOCK at Contract issue and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

During your 6th Benefit Anniversary, after your 5th Benefit anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500) on your next Benefit Anniversary. Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount ($115,500 divided by $8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, and $6,300 in the 14th (last) Benefit Year.

Example 4 -- The impact of withdrawals that are in excess of the maximum annual withdrawal amount

  .   You elect IncomeLOCK and you invest a single Purchase Payment of $100,000

  .   You make no additional Purchase Payments

  .   You make no withdrawals before the 5th Benefit anniversary

  . Your Benefit Anniversary Account Values and Benefit Base values are as follows:

                     Anniversary Account Value Benefit Base
                     ----------- ------------- ------------
                         1st       $105,000      $105,000
                         2nd       $115,000      $115,000
                         3rd       $107,000      $115,000
                         4th       $110,000      $115,000
                         5th       $120,000      $120,000

Assume that during your 6th Benefit Year, after your 5th Benefit Anniversary, you make a withdrawal of $11,688 and your Account Value at your next Benefit Anniversary is $118,000. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. On your next Benefit Anniversary, we first process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the Account Value and the Benefit Base. Your Account Value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the Benefit Base by the proportion by which the Account Value was reduced by the Excess Withdrawal ($106,312 divided by $109,600 = 97%), or $111,600 x 97%, which equals $108,252. Your Benefit Base is $108,252, which is the lesser of these two calculations. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your Benefit Base divided by your Minimum Withdrawal Period ($108,252 divided by 13.28), which equals $8,151.51.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

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                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B

                               December 31, 2006

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated December 31, 2006 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at AIG VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-428-2542 (option 1, then 3). Prospectuses are also available on the internet at www.aigvalic.com.

                               TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
General Information.........................................................................   3
Federal Tax Matters.........................................................................   3
   Economic Growth and Tax Relief Reconciliation Act of 2001................................   3
   Tax Consequences of Purchase Payments....................................................   4
   Tax Consequences of Distributions........................................................   6
   Special Tax Consequences -- Early Distribution...........................................   7
   Special Tax Consequences -- Required Distributions.......................................   8
   Tax-Free Rollovers, Transfers and Exchanges..............................................  10
Exchange Privilege..........................................................................  11
   Exchanges From Independence Plus Contracts...............................................  11
   Exchanges From V-Plan Contracts..........................................................  12
   Exchanges From SA-1 and SA-2 Contracts...................................................  13
   Exchanges From Impact Contracts..........................................................  14
   Exchanges From Compounder Contracts......................................................  15
   Information That May Be Applicable To Any Exchange.......................................  16
Calculation of Surrender Charge.............................................................  16
   Illustration of Surrender Charge on Total Surrender......................................  16
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender.  17
Purchase Unit Value.........................................................................  18
   Illustration of Calculation of Purchase Unit Value.......................................  18
   Illustration of Purchase of Purchase Units...............................................  19
Calculation of MVA Option...................................................................  19
Payout Payments.............................................................................  19
   Assumed Investment Rate..................................................................  19
   Amount of Payout Payments................................................................  20
   Payout Unit Value........................................................................  20
   Illustration of Calculation of Payout Unit Value.........................................  21
   Illustration of Payout Payments..........................................................  21
Distribution of Variable Annuity Contracts..................................................  21
Experts.....................................................................................  21
Comments on Financial Statements............................................................  22

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                              GENERAL INFORMATION
--------------------------------------------------------------------------------

       Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

       Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

       The Contracts are non-participating and will not share in any of the profits of the Company.

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                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

   It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

   In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

   It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts will be offered only to non-natural persons as described in section 72 of the Code. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

Economic Growth and Tax Relief Reconciliation Act of 2001

   For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.

Tax Consequences of Purchase Payments

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion, however, does not apply to Roth 403(b) contributions, which are made on an after-tax basis. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.

   For 2006, your elective deferrals are generally limited to $15,000, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $44,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.

   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2006, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $4,000 or 100% of compensation ($5,000 if you are age 50 or older), and generally fully deductible in 2006 only by individuals who:

   (i) are not active Participants in another retirement plan, and are not married;

   (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income does not exceed $150,000;

   (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of $50,000 or less; or

   (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of $70,000 or less.

   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $8,000 or 100% of the working spouse's earned income, and no more than $4,000 may be contributed to either spouse's IRA for any year. The $8,000 limit increases to $10,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

    (i) the lesser of $4,000 ($5,000if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $9,000 if you are both age 50 or older) or 100% of compensation, over

    (ii) your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2006, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $4,000 or 100% of compensation ($5,000 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)  are unmarried and have adjusted gross income of $95,000 or less; or

    (ii) are married and filing jointly, and have adjusted gross income of $150,000 or less.

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $150,000 and $160,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $160,000. Similarly, the contribution is reduced for those who are single with modified AGI between $95,000 and $110,000, with no contribution for singles with modified AGI over $110,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and are independent contractors.

   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2006, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $15,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,000 are also permitted for individuals age 50 or older.

   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2006, the employer may contribute up to 25% of your compensation or $44,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003.
This limit increases $1,000 each year until it reaches $15,000 in 2006 and is then indexed and may be increased in future years in $500 increments. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2006, employee salary reduction contributions cannot exceed $10,000. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) severance from employment;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will not be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1) distributions of Roth 403(b) contributions;

(2) qualified distributions of earnings on Roth 403(b) contributions and,

(3) other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. Distributions of earnings on Roth 403(b) contributions are "qualified" and tax-free if made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's

Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers or conversions completed in 1998 were generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences -- Early Distribution

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

   (1)   death;

   (2)   disability;

   (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

   (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

   (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

   (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

   (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

   (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2 for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

   (1)   to a Beneficiary on or after the Contract Owner's death;

   (2)   upon the Contract Owner's disability;

   (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

   (4)   made under an immediate annuity contract, or

   (5)   allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences -- Required Distributions

   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i)  must begin to be paid when the Participant attains age 75; and

    (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLock or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLock living benefit or other enhanced benefit and may increase the amount of the required minimum distribution.

   401(a/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)  there is no exception for pre-1987 amounts; and

    (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed.

Tax-Free Rollovers, Transfers and Exchanges (Please see the EGTRRA information above)

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Distributions from Roth 403(b) accounts of non-taxable amounts may only be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA. The taxable portion of a Roth 403(b) account may also be rolled over to a Roth 401(k) account. Roth 403(b) accounts may not receive non-taxable rollover contributions from any account other than a Roth 403(b) and may only receive taxable rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities,

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a)/(k) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A Roth IRA by individuals who:

    (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

    (ii) are not married filing separately.

   Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, or 408(b) IRAs are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

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                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

       In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

Exchanges From Independence Plus Contracts
(UIT-585 and UITG-585)

       Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

       Investment Options. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 32 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 13 of which invest in other mutual fund portfolios. Three fixed investment options are also available.

       Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From V-Plan Contracts
(IFA-582 and GFA-582)

       Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

       If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

       Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

       Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From SA-1 and SA-2 Contracts
(GUP-64, GUP-74, GTS-VA)

       Agents' and Managers' Retirement Plan Exchange Offer. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

       Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

..  Remain in the SA-1 Contract and Independence Plus Contract.
..  Leave current assets in the SA-1 Contract or Independence Plus Contract and
   direct future Purchase Payments to Portfolio Director; or .. Transfer all current assets and future Purchase Payments to Portfolio
   Director.

       If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

       Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

       Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

       Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 32 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 13 of which invest in other mutual fund portfolios. Three fixed investment options are also available.

       Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Impact Contracts
(UIT-981)

       Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company. Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 32 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 13 of which invest in other mutual fund portfolios. Three fixed investment options are also available.

       Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Compounder Contracts
(C-1-75 AND IFA-78)

       Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

       Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

Information That May Be Applicable To Any Exchange

       Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

       To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

       Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

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                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

       The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              Illustration of Surrender Charge on Total Surrender

       Example 1.

                              Transaction History

       Date                        Transaction                    Amount
       ----       ---------------------------------------------- --------
       10/1/94... Purchase Payment                               $ 10,000
       10/1/95... Purchase Payment                                  5,000
       10/1/96... Purchase Payment                                 15,000
       10/1/97... Purchase Payment                                  2,000
       10/1/98... Purchase Payment                                  3,000
       10/1/99... Purchase Payment                                  4,000
       12/31/99.. Total Purchase Payments (Assumes Account Value
                  is $50,000)                                      39,000
       12/31/99   Total Surrender

    Surrender Charge is lesser of (a) or (b):

a.  Surrender Charge calculated on 60 months of Purchase Payments
    1. Surrender Charge against Purchase Payment of 10/1/94............ $    0
    2. Surrender Charge against Purchase Payment of 10/1/95............ $  250
    3. Surrender Charge against Purchase Payment of 10/1/96............ $  750
    4. Surrender Charge against Purchase Payment of 10/1/97............ $  100
    5. Surrender Charge against Purchase Payment of 10/1/98............ $  150
    6. Surrender Charge against Purchase Payment of 10/1/99............ $  200
    Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6) $1,450

b.  Surrender Charge calculated on the excess over
    10% of the Account Value at the time of
    surrender:
    Account Value at time of surrender             $  50,000
    Less 10% not subject to Surrender Charge          -5,000
                                                   ---------
    Subject to Surrender Charge                       45,000
                                                   X     .05
                                                   ---------
    Surrender Charge based on Account Value        $   2,250 $2,250

c.  Surrender Charge is the lesser of a or b                 $1,450

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
                                   Surrender

  Example 2.

               Transaction History (Assumes No Interest Earned)

  Date                               Transaction                      Amount
  ----            -------------------------------------------------  --------
  10/1/94........ Purchase Payment                                   $ 10,000
  10/1/95........ Purchase Payment                                      5,000
  10/1/96........ Purchase Payment                                     15,000
  10/1/97........ Purchase Payment                                      2,000
  10/1/98........ Purchase Payment                                      3,000
  10/1/99........ Purchase Payment                                      4,000
  12/31/99....... 10% Partial Surrender (Assumes Account Value is
                  $39,000)                                              3,900
  2/1/00......... Full Surrender                                       35,100

  a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

  b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

  c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

  d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

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                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

       Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

     Gross Investment Rate
 =   (equals)
     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
 /   (divided by)
     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

     Net Investment Rate
 =   (equals)
     Gross Investment Rate (calculated in Step 1)
 -   (minus)
     Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

     Purchase Unit Value for that day.
 =   (equals)
     Purchase Unit Value for immediate preceding day.
 X   (multiplied by)
     Net Investment Rate (as calculated in Step 2) plus 1.00.

       The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              Illustration of Calculation of Purchase Unit Value

Example 3.

1. Purchase Unit value, beginning of period...................... $  1.800000
2. Value of Fund share, beginning of period...................... $ 21.200000
3. Change in value of Fund share................................. $   .500000
4. Gross investment return (3)/(2)...............................     .023585
5. Daily separate account fee*...................................     .000027
 *Fee of 1% per annum used for illustrative purposes.............
6. Net investment return (4)--(5)................................     .023558
7. Net investment factor 1.000000+(6)............................    1.023558
8. Purchase Unit value, end of period (1)X(7).................... $  1.842404

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

Example 4.

1. First Periodic Purchase Payment................................................... $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3)................. $1.800000
3. Number of Purchase Units purchased (1)/(2)........................................    55.556
4. Purchase Unit value for valuation date following purchase (see Example 3)......... $1.842404
5. Value of Purchase Units in account for valuation date following purchase (3)X(4).. $  102.36

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                           CALCULATION OF MVA OPTION
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       The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

       The market value adjustment is determined by the formula below, using the following factors:

   . A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

   . B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

   . N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

   . The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

       The market value adjustment will equal:

       The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                        [(1+A)/(1+B+0.005)]/(N/12)/--1

       The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

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                                PAYOUT PAYMENTS
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Assumed Investment Rate

       The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

       The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

       The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

       The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

       In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

       Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

       Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

       The value of a Payout Unit is calculated at the same time that the value of an Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

       The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               Illustration of Calculation of Payout Unit Value

  Example 8.

  1. Payout Unit value, beginning of period...................... $ .980000
  2. Net investment factor for Period (see Example 3)............  1.023558
  3. Daily adjustment for 3 1/2% Assumed Investment Rate.........   .999906
  4. (2)X(3).....................................................  1.023462
  5. Payout Unit value, end of period (1)X(4).................... $1.002993

                        Illustration of Payout Payments

  Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

  1. Number of Purchase Units at Payout Date.......................  10,000.00
  2. Purchase Unit value (see Example 3)........................... $ 1.800000
  3. Account Value of Contract (1)X(2)............................. $18,000.00
  4. First monthly Payout Payment per $1,000 of Account Value...... $     5.63
  5. First monthly Payout Payment (3)X(4)/1,000.................... $   101.34
  6. Payout Unit value (see Example 8)............................. $  .980000
  7. Number of Payout Units (5)/(6)................................    103.408
  8. Assume Payout Unit value for second month equal to............ $  .997000
  9. Second monthly Payout Payment (7)X(8)......................... $   103.10
  10. Assume Payout Unit value for third month equal to............ $  .953000
  11. Third monthly Payout Payment (7)X(10)........................ $    98.55

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                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
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       The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

       The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the National Association of Securities Dealers ("NASD"). The principal underwriter for VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of the NASD.

       The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 6.0% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase Payments. These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.

       Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid i.e. for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus totaled $136,538,094 in 2005, $134,938,410 in 2004 and $106,038,119 in 2003. The
Distributor retained $0 in commissions for each of the Portfolio Director products those same years.

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                                    EXPERTS
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       The consolidated financial statements of The Variable Annuity Insurance Company as of December 31, 2005 and 2004 (restated) and for the three years then ended December 31, 2005 and the financial statements of The Variable Annuity Insurance Company Separate Account A as of December 31, 2005 and 2004 and for the two years then ended December 31, 2005, are incorporated by reference in this registration statement in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678.

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                       COMMENTS ON FINANCIAL STATEMENTS
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       The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

       All of the VALIC Separate Account A Divisions may not be available under the Contracts described in the prospectus.